UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number                              811-08370
McMorgan Funds
(Exact name of Registrant as specified in charter)
One Bush Street, Suite 800
San Francisco, CA 94104
(Address of principal executive offices)     (Zip code)
Teresa Matzelle
Vice President and Secretary
McMorgan & Company LLC
One Bush Street, Suite 800
San Francisco, CA 94104
(Name and address of agent for service)

Copies to:
Bibb L. Strench, Esq.	Jeffrey A. Engelsman, Esq.
Sutherland Asbill & Brennan LLP	New York Life Investment
1275 Pennsylvania Avenue, N.W.	Management LLC
Washington, DC 20004-2415	169 Lackawanna Avenue
Parsippany, NJ 07054
Registrant’s telephone number, including area code: (800) 831-1994
Date of fiscal year end: October 31
Date of reporting period: June 30, 2007 — October 31, 2007

Item 1. Reports to Stockholders.

ANNUAL REPORT
October 31, 2007
Principal Preservation Fund
Intermediate Fixed Income Fund
Fixed Income Fund
High Yield Fund
Balanced Fund
Equity Investment Fund
The McMorgan Funds are distributed by NYLIFE Distributors LLC
169 Lackawanna Avenue, Parsippany, NJ 07054.

Experience Is Essential

Letter From The President
Dear Shareholder,
The U.S. economy grew at a rapid 4.9% pace during the third quarter, the highest rate of growth in four years, slowing only modestly during October. Gross domestic product (GDP) had risen a respectable 3.8% in the second quarter, up from anemic 0.6% growth in the first quarter. The third-quarter 4.9% growth came after a credit crisis stemming from troubles in the high-risk subprime mortgage market that plunged the housing market deeper into instability.
Existing homes sales fell 4.3% in August and were down 12.8% from August 2006. The glut of unsold homes rose unabated to an 18-year high, representing 10 months of inventory. New home sales were also extremely weak, down 8.3% in August and 21.2% year over year. Existing home prices fell at the fastest rate since the summer of 1991, down 3.9% in July. As a predictor of future housing troubles, August housing starts fell 2.6% vs. July and 19.1% year over year and permits contracted 5.9%, down 24.5% year over year.
The Federal Reserve Board’s surprisingly aggressive interest rate cuts brought the Fed Funds rate to 4.5%. As the Fed has made abundantly clear, the path of interest rates rests on the anticipated economic impact of the credit crisis—not the bailout of risk takers. Based on indications of slowing economic growth, particularly the ongoing slowdown in housing, the market may get additional rate cuts.
Beyond reporting to you on market developments, and their impact on the performance of the McMorgan Funds over the reporting period, we would like to remind you about some important changes. The McMorgan Fund merger proposals, described in the June 30, 2007 annual report, were approved by McMorgan shareholders on November 20, 2007. The reorganization of the McMorgan Funds into their designated MainStay Funds, along with the liquidation of the Balanced Fund and the High Yield Fund, has been completed successfully.
In connection with the restructuring the McMorgan Funds’ fiscal year end date has been changed to October 31 from June 30. Our financial report for the period July 1, 2007 through October 31, 2007, provides additional information about the market forces, investment decisions, and securities that affected the McMorgan Funds.
Since their inception in 1994, the McMorgan Funds have sought to achieve superior performance through a consistent application of a disciplined investment approach.
If you have any questions, please call 1-800-MAINSTAY (1-800-624-6782). Institutional clients can continue to direct any questions to their McMorgan service representative.
Sincerely,

Mark R. Taylor
President

MCMORGAN FUNDS ANNUAL REPORT 2007
Principal Preservation Fund
NASDAQ SYMBOL: MCPXX | OCTOBER 31, 2007
The Principal Preservation Fund’s investment objective is to maximize current income consistent with maintaining liquidity and preserving capital. The Fund invests in short-term, high-quality, U.S. dollar-denominated securities with remaining maturities of thirteen months or less. The Fund maintain a dollar-weighted average portfolio maturity of 90 days or less and seeks to maintain a stable $1 share price.
Q:	What factors affected the short-term bond market during the four-month period ended October 31, 2007?

A:	Rising credit losses from residential real estate loans significantly diminished investor willingness to invest in asset-backed commercial paper and debt instruments of many financial service companies. The resulting lack of liquidity drove InterBank lending yields higher and prompted the Federal Reserve Board to cut the discount rate by 50 basis points in August. The credit markets continued to function poorly in September on heightened concerns about the spread of housing market weakness into the broader economy. As a result, the Fed cut the discount rate and its key Fed Funds rate by 50 basis points in September and again by 25 basis points to 4.50% in October.

Q:	How did the economic environment affect the results of the portfolio?

A:	The Fed’s interest rate cuts and market expectations for slowing economic expansion have reduced current income on the Fund. Despite the Fed’s easing, the term structure for short-term rates remains relatively flat with current yields at or about 4.50%. The 7-day current yield as of October 31, 2007 was 4.93%.

Q:	How did the Principal Preservation Fund invest during the reporting period?

A:	The Fund continued to avoid any significant skew in average maturity as the forward yield curve accurately reflected the more subdued outlook for economic growth. As of October 31, 2007, the Fund’s weighted average maturity was 65 days.

Q:	Did the Fund change its asset class weightings?

A:	The fund generally invests in government securities, high quality short-dated commercial paper, and second tier commercial paper. During the period, the Fund raised its portfolio allocation to government securities and reduced exposure to financial service issuers. The Fund has no exposure to Asset-Backed Commercial Paper programs and no exposure to Structured Investment Vehicles. The Fund balances the relative yield advantage of high quality industrial commercial paper and the safety of government securities, while still maintaining a relatively short maturity profile.

Q:	What do you anticipate going forward?

A:	The Federal Reserve’s Policy makers may have to reduce interest rates further to ensure continued orderly financial markets and stem the risk of more serious declines in economic activity. We expect the economy to expand at a very modest pace over the next six months, despite the significant drag from housing. Tight labor markets and high resource utilization, along with renewed commodity and energy price pressures, have kept core inflation near the upper end of the Fed’s comfort zone. However, inflation expectations are well-contained, and the ongoing adjustment in the housing sector is likely to offset other upward pressures on prices. The modestly inverted term structure of money market rates appears consistent with the likely path of monetary policy.

MCMORGAN PRINCIPAL PRESERVATION FUND AS OF OCTOBER 31, 2007
Average Annual Total Returns For Period Ended October 31, 2007 (%)

	Inception	One	Three	Five	Ten
	Date	Year	Years	Years	Years
McMorgan Principal Preservation Fund	7/13/94	5.16	4.14	2.88	3.72
Performance data quoted represents past performance. Past performance is no guarantee of future results. Due to market volatility, current performance may be less or higher than the figures shown. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. The table and chart do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the most recent month-end performance information, please visit www.mcmorganfunds.com.
Principal Preservation Fund—Seven-Day Current Yield (%)
The current yield more closely reflects the current earnings of the Fund than the total return quotation.
An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

‡	Ratings such as “Aaa” refer to individual bonds, and not to the Fund itself. Ratings by Moody’s.

‡‡	Cash equals liabilities in excess of cash and other assets.

MCMORGAN FUNDS ANNUAL REPORT 2007
Intermediate Fixed Income Fund
NASDAQ SYMBOL: MCMNX | OCTOBER 31, 2007
The Intermediate Fixed Income Fund’s investment objective is above average total return consistent with maintaining liquidity and preserving capital. The Fund invests in high quality, short- to intermediate-term bonds and other debt securities with no limit on the average remaining maturities. The average weighted portfolio maturity is generally between three and ten years.
Q:	What factors affected the bond market during the period ended October 31, 2007?

A:	The Treasury market rallied during the four month period ended October 31, 2007. The front end of the yield curve out-performed, primarily reflecting more accommodative monetary policy from the Federal Reserve Board. Although economic growth remained moderate, Fed officials judged that a substantial tightening of credit conditions had the potential to exacerbate the housing correction and to restrain economic activity more generally. The Fed reduced its key Federal Funds rate by a cumulative 0.75%, with the objective of restoring more orderly conditions to financial markets.

Spreads on non-Treasury fixed income securities widened dramatically during this period, as concerns about credit losses in subprime mortgage loans and asset-backed structures known as CDO’s diminished the market’s tolerance for all types of risk. These fears grew so pronounced that the mortgage securitization market was effectively shut down for all but Agency-backed conforming loans. Conditions improved somewhat following the Fed’s initial rate cut on September 18. Nevertheless, risk premiums on a wide range of assets—even those without direct exposure to mortgage lending—remained elevated.

Actions by global central banks to add liquidity to seized-up markets began in earnest in the last two weeks of August. To a large degree, their efforts were rewarded with some normality returning to financial markets. As a result, swap and credit spreads began to narrow, and, by early September were back to the opening levels of the quarter.

Treasury yields backed up as well as some of the flight-to-quality bid somewhat dissipated. But the markets focus was now moving from the problems with the financial markets to that of the economy.

Q:	How did the Fund perform compared to its benchmark during the reporting period?

A:	The Fund underperformed its benchmark the Lehman Brothers Intermediate U.S. Government/Credit Index during the four-month period ending October 31, 2007. The Fund’s net return was 2.58% versus the Fund’s benchmark return of 3.62%.

Q:	Were there any particular holdings or sectors that enhanced or detracted from performance?

A:	Adverse credit selection and the Fund’s overweight allocation to residential and commercial mortgage-backed securities detracted from performance during the four-month period ending October 31, 2007.

Q:	How is the Fund positioned going forward?

A:	The Fund’s interest rate strategy remains neutral to the benchmark with a focus on intermediate maturities in the 5 to 10 year part of the yield curve. The Fund has a substantial commitment to AAA-rated commercial mortgage-backed and U.S. agency single family mortgage-backed securities. The Fund is moderately underweight in corporate bonds.
Funds that invest in bonds are subject to credit, interest rate and inflation risks and can lose principal value when interest rates rise.

MCMORGAN INTERMEDIATE FIXED INCOME FUND AS OF OCTOBER 31, 2007
Average Annual Total Returns* For Period Ended October 31, 2007 (%)

	Inception	One	Three	Five	Ten Years or
	Date	Year	Years	Years	Life of Class
McMorgan Int. Fixed Income Fund	7/14/94	4.86	3.18	3.74	5.01
Lehman Bros Int. US Govt/Credit Index**	N/A	5.64	3.50	4.05	5.64
Performance data quoted represents past performance. Past performance is no guarantee of future results. Due to market volatility, current performance may be less or higher than the figures shown. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. The table and chart do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the most recent month-end performance information, please visit www.mcmorganfunds.com.
Intermediate Fixed Income Fund—Growth Of $10,000
This chart reflects a hypothetical investment of $10,000 with reinvestment of dividends and capital gains.

‡	Ratings such as “Aaa” refer to individual bonds, and not to the Fund itself. Ratings by Moody’s.

‡ ‡	Cash equals liabilities in excess of cash and other assets.

*	Before taxes on distributions or redemption of Fund shares.

**	The Lehman Brothers Intermediate U.S. Government/Credit Index is an index of all publicly issued bonds of the U.S. government and agencies, as well as investment grade corporate bonds, with less than 10 years of maturity, and reflects no deduction for fees, expenses or taxes. It is not possible to invest in an index.

MCMORGAN FUNDS ANNUAL REPORT 2007
Fixed Income Fund
NASDAQ SYMBOL: MCMFX | OCTOBER 31, 2007
The Fixed Income Fund’s investment objective is to seek above average total return consistent with maintaining liquidity and preserving- capital. The Fund invests in high quality, short- to intermediate-term bonds and other debt securities with no limit on the average remaining maturities. The average weighted portfolio maturity is generally between three and fifteen years.
Q:	What factors affected the bond market during the period ended October 31, 2007?

A:	The Treasury market rallied during the four-month period ended October 31, 2007. The front end of the yield curve out-performed, primarily reflecting more accommodative monetary policy from the Federal Reserve Board. Although economic growth remained moderate, Fed officials judged that a substantial tightening of credit conditions had the potential to exacerbate the housing correction and to restrain economic activity more generally. The Fed reduced its key Federal Funds rate by a cumulative 0.75%, with the objective of restoring more orderly conditions to financial markets.

Spreads on non-Treasury fixed income securities widened dramatically during this period, as concerns about credit losses in subprime mortgage loans and asset-backed structures known as CDO’s diminished the markets tolerance for all types of risk. These fears grew so pronounced that the mortgage securitization market was effectively shut down for all but Agency-backed conforming loans. Conditions improved somewhat following the Fed’s initial rate cut on September 18. Nevertheless, risk premiums on a wide range of assets—even those without direct exposure to mortgage lending—remained elevated.

Actions by global central banks to add liquidity to seized-up markets began in earnest in the last two weeks of August. To a large degree, their efforts were rewarded with some normality returning to financial markets. As a result, swap and credit spreads began to narrow, and, by early September were back to the opening levels of the quarter. Treasury yields backed up as well as some of the flight-to-quality bid somewhat dissipated. But the market’s focus was now moving from the problems with the financial markets to that of the economy.

Q:	How did the Fund perform compared to its benchmark during the reporting period?

A:	The Fund underperformed its benchmark the Lehman Brothers U.S. Government/Credit Index during the four-month period ending October 31, 2007. The Fund’s net return was 3.18% versus the Funds benchmark return of 3.94%.

Q:	Were there any particular holdings or sectors that enhanced or detracted from performance?

A:	Adverse credit selection and the Fund’s overweight allocation to residential and commercial mortgage-backed securities detracted from performance during the four-month period ending October 31, 2007.

Q:	How is the Fund positioned going forward?

A:	The Fund’s interest rate strategy remains neutral to the benchmark with a focus on intermediate maturities in the 5 to 10 year part of the yield curve. The Fund has a substantial commitment to AAA-rated commercial mortgage-backed and U.S. agency single family mortgage-backed securities. The Fund is moderately underweight in corporate bonds.
Funds that invest in bonds are subject to credit, interest rate and inflation risks and can lose principal value when interest rates rise.

MCMORGAN FIXED INCOME FUND AS OF OCTOBER 31, 2007
Average Annual Total Returns* For Period Ended October 31, 2007 (%)

	Inception	One	Three	Five	Ten Years or
	Date	Year	Years	Years	Life of Class§
McMorgan Fixed Income Fund	7/14/94	4.61	3.30	4.26	5.49
McMorgan Fixed Income Fund (Class Z)	2/1/01	4.34	3.01	4.00	4.76	§
McMorgan Fixed Income Fund (Class R1)	1/2/04	4.32	3.12	N/A	3.55	§
McMorgan Fixed Income Fund (Class R2)	1/2/04	4.05	2.83	N/A	3.26	§
Lehman Brothers U.S. Gov’t/Credit Index**	N/A	5.37	3.67	4.55	5.95
Performance data quoted represents past performance. Past performance is no guarantee of future results. Due to market volatility, current performance may be less or higher than the figures shown. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. The table and chart do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the most recent month-end performance information, please visit www.mcmorganfunds.com.
Fixed Income Fund—Growth of $10,000
This chart reflects a hypothetical investment of $10,000 with reinvestment of dividends and capital gains.

‡	Ratings such as “Aaa” refer to individual bonds, and not to the Fund itself. Ratings by Moody’s.

‡‡	Cash equals liabilities in excess of cash and other assets.

*	Before taxes on distributions or redemption of Fund shares.

**	The Lehman Brothers U.S. Government/Credit Index is an index of all publicly issued bonds of the U.S. Government and agencies, as well as investment grade corporate bonds, and reflects no deduction for fees, expenses or taxes. It is not possible to invest in an index.

MCMORGAN FUNDS ANNUAL REPORT 2007
High Yield Fund
NASDAQ SYMBOL: MCMHX  |  OCTOBER 31, 2007
The High Yield Fund’s investment objective is to maximize income in a manner consistent with above average total return. Under normal circumstances, the Fund invests at least 80% of its net assets in high yield debt securities. These securities are rated below investment grade by Moody’s and/or S&P, or are unrated but are considered to be of comparable quality by the Fund’s sub-adviser. The Fund will invest in securities with no limit on the average remaining maturities. The average weighted portfolio maturity will generally be between four and ten years.
Q:	How did the high yield bond market perform in the reporting period ending October 31, 2007?

A:	The high yield market gained 1.31%, as measured by the Fund’s benchmark, the Citigroup High Yield Market Capped Index, in the period from July 1 through October 31, 2007. The third quarter opened poorly, with a sharp market correction in July. A very strong recovery lasting from mid-August through September was followed by a solid performance in October.

Q:	What factors affected the market during the reporting period?

A:	July’s broad correction was triggered by increasing delinquencies in the sub-prime mortgage market. As investor risk aversion heightened and several highly leveraged buyout financings failed to clear the market, the high yield new issue market ground to a halt, leaving underwriters with a sizable backlog of unsold transactions. As the third quarter came to a close, the market’s focus was on potential Federal Reserve action to stabilize markets. The eventual 75 basis points rate cut by the Federal Reserve helped shore up liquidity, boost investor confidence, and jump start high yield’s new issue market.

Double-B rated securities largely outperformed the market for the period, indicative of the flight to quality for much of the period. Top performing sectors were Lodging, Environmental and Aerospace. Homebuilding was by far the weakest performing sector, followed by Building Products and Retail.

Q:	How has the fund performed during these market conditions?

A:	The Fund generated a net return of 0.63% underperforming its benchmark, the Citigroup High Yield Market Capped Index, which returned 1.31%.

Q:	What sectors helped or hurt the funds performance?

A:	An earnings shortfall and potential covenant violations at True Temper Sports, a manufacturer of golf club shafts, had an adverse impact on the Fund’s performance during the quarter, as bond prices dropped on the news. In addition, our overweight to Building Products also detracted from Fund performance. This was partially offset by our underweight to Homebuilders and Paper & Forest Products, combined with good security selection.

Q:	How is the High Yield Fund positioned going forward?

A:	The High Yield Fund was liquidated on November 29, 2007. Please see the President’s Letter at the beginning of this report for more information.

High yield securities have speculative characteristics and present a greater risk of loss than higher quality debt securities. These securities can also be subject to greater price volatility. Funds that invest in bonds are subject to credit, interest rate and inflation risks and can lose principal value when interest rates rise.

MCMORGAN HIGH YIELD FUND AS OF OCTOBER 31, 2007
Average Annual Total Returns* For Period Ended October 31, 2007(%)

	Inception	One	Three	Five	Since
	Date	Year	Years	Years	Inception
McMorgan High Yield Fund	11/3/03	5.87	5.78	N/A	7.24
Citigroup High Yield Market Capped	N/A	6.88	6.44	N/A	7.82
Performance data quoted represents past performance. Past performance is no guarantee of future results. Due to market volatility, current performance may be less or higher than the figures shown. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. The table and chart do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the most recent month-end performance information, please visit www.mcmorganfunds.com.
High Yield Fund—Growth of $10,000
This chart reflects a hypothetical investment of $10,000 with reinvestment of dividends and capital gains.

‡	Ratings such as “B” refer to individual bonds, and not to the Fund itself. Ratings by Moody’s.

‡‡	Cash equals liabilities in excess of cash and other assets.

*	Before taxes on distributions or redemption of Fund shares.

**	The Citigroup High Yield Market Capped Index covers the universe of fixed rate, non-investment grade debt, and reflects no deduction for fees, expenses or taxes. It is not possible to invest in an index.

MCMORGAN FUNDS ANNUAL REPORT 2007
Balanced Fund
NASDAQ SYMBOL: MCMBX | OCTOBER 31, 2007
The Balanced Funds investment objective is to seek a balance of capital appreciation, income and preservation of capital. The Fund invests in a diversified portfolio of equity and debt securities. The Fund’s target asset allocation is 60% in equity securities and 40% in debt securities over the long term. The mix of securities will change based on existing and anticipated market conditions. The Fund’s asset allocation is generally between 50% and 70% in common stocks and at least 25% in debt securities under normal market conditions.

Q:	Were there any significant changes in asset allocation?

A:	Yes. In June the Fund’s allocation to equity investments was reduced by approximately 4% and the allocation to fixed income increased by approximately 5%. The primary driver of this change was an assessment on the part of the investment team that the risk/reward relationship between these two assets classes had changed such that a lesser overweight to equities was warranted.

Q:	What were the most significant factors affecting the Balanced Fund’s performance during the reporting period?

A:	Increased financial market volatility which developed during late July and into August, had significant impact on both equity and fixed income market performance. On the equity side, the portfolio’s relative performance to the broad market was adversely affected due to issues concerning subprime mortgages and unusually large but short lived liquidity demands placed on equity markets. Investors facing margin calls or enacting risk reducing measures liquidated security holdings without regard to fundamental valuations. The fixed income portion of the Fund benefited from an overall decline in bond market yields as the Federal Reserve acted to soften the impact on the economy from a weaker than anticipated housing and mortgage sector.

Q:	How is the Balanced Fund currently positioned in the market?

A:	The Fund remains most heavily weighted in equities with approximately 61% of total assets at 10/31/07 in equity securities, 37% in fixed income holdings, and just under 2% in short term cash equivalents. This mix represents a lower commitment to common stocks than the Fund has maintained for the past several quarters, but well above the minimum. The economy appears to be entering a period of lower growth and corporate profits, though still firm are likely to experience slower growth. The Fed’s easing cycle is likely in its early stages which should be supportive to both equity and fixed income markets.

Within the equity portfolio, the overall characteristics remain similar to both June 30, 2007 and the characteristics of the S&P 500 Index. The fund maintained a slight tilt toward value, and the weighted average market capitalization remains marginally lower than the index.

Within the fixed income portion of the Fund, the interest rate strategy remains neutral to the benchmark with a focus on intermediate maturities in the 5 to 10 year part of the Yield curve. The Fund has a substantial commitment to AAA-rated commercial mortgage-backed and U.S. Agency single family mortgage-backed securities. The Fund is moderately underweight in corporate bonds.

Q:	How is the Balanced Fund positioned going forward?

A:	The Balanced Fund was liquidated on November 29, 2007. Please see the President’s Letter at the beginning of this report for more information.
Funds that invest in bonds are subject to credit, interest rate and inflation risks and can lose principal value when interest rates rise.

MCMORGAN BALANCED FUND AS OF OCTOBER 31, 2007
Average Annual Total Returns* For Period Ended October 31, 2007 (%)

	Inception	One	Three	Five	Ten Years or
	Date	Year	Years	Years	Life of Class§
McMorgan Balanced Fund	7/14/94	10.71	10.02	9.71	6.04
McMorgan Balanced Fund (Class Z)	1/25/01	10.44	9.76	9.43	3.79 §
Lehman Brothers U.S.Gov’t/Credit Index **	N/A	5.37	3.67	4.55	5.95
S&P 500 Index***	N/A	14.56	13.16	13.88	7.10
Performance data quoted represents past performance. Past performance is no guarantee of future results. Due to market volatility, current performance may be less or higher than the figures shown. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. The table and chart do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the most recent month-end performance information, please visit www.mcmorganfunds.com.
Balanced Fund—Growth Of $10,000
This chart reflects a hypothetical investment of $10,000 with reinvestment of dividends and capital gains.

‡	Ratings such as “Aaa” refer to individual bonds, and not to the Fund itself. Ratings by Moody’s.

‡‡	Cash equals liabilities in excess of cash and other assets.

*	Before taxes on distributions or redemption of Fund shares.

**	The Lehman Brothers U.S. Government/Credit Index is an index of all publicly issued bonds of the U.S. government and agencies, as well as investment grade corporate bonds, and reflects no deduction for fees, expenses or taxes. It is not possible to invest in an index.

***	The S&P 500 Index is a market capitalization-weighted index of common stocks, and reflects no deduction for fees, expenses or taxes. It is not possible to invest in an index.

MCMORGAN FUNDS ANNUAL REPORT 2007
Equity Investment Fund
NASDAQ SYMBOL: MCMEX | OCTOBER 31, 2007
The Equity Investment Fund’s investment objective is to seek above average total return consistent with reasonable risk. The Fund seeks to identify companies that are considered to have a high probability of outperforming the S&P 500 Index over the following six to twelve months. The Fund invests at least 80% of its net assets in equity securities. The underlying process for selecting stocks is based on a quantitative model that ranks stocks based on traditional value measures, earnings quality and technical factors.

Q:	What factors affected the stock market during the reporting period ending October 31, 2007?

A:	In the last four months, the financial crisis revolving around subprime mortgage loans came to a head. Credit and equity markets experienced turbulence in the wake of the crisis. The Dow Jones Industrial Average fell over 1000 points mid quarter, from 14,000 to below 13,000. In a flight to safe assets and concern over detrimental economic impact from the crisis, the yield on the 10-year Treasury fell steadily from 5.2% to a low of nearly 4.3%. The Fed lowered both the Fed Funds rate target, from 5.25% to 4.50%, and the discount rate, from 6.25% to 5.00%. The Fed’s larger than generally expected move acknowledged that housing market weakness and the credit crisis were spilling over and hurting the rest of the economy. Their intention was to “forestall some of the adverse effects on the broader economy that might otherwise arise from the disruptions in financial markets.”

Q:	How did the Fund perform during the reporting period ending October 31, 2007?

A:	The Fund underperformed the index for the last four months. The Fund’s net returns were 2.55% for the past four months (versus 3.65% for the S&P 500) and 10.13% for year-to-date (versus 10.87% for the index).

Q:	How did market conditions and investment strategies affect the Fund’s performance?

A:	Equity markets rallied to all time highs in July on the back of much better than expected second quarter earnings. The Dow and S&P 500 Index peaked at 14,000 and 1552.5, respectively, in July. Stocks corrected sharply mid-quarter; for instance, the Dow fell as low as 12,845 in August, as the housing related credit crisis unfolded, and over worries that the economy might slip into recession. Most equity markets finished up for the quarter, with the S&P 500 Index and Russell 2000 Index up 6.97 and 7.01%, respectively

Q:	Were there any significant shifts in sector allocation during the reporting period ?

A:	There were no significant changes to sector allocation since June 30, 2007. The weighting in Energy helped the Fund’s overall return relative to the index. The poor valuations in Consumer Staples and Utilities reflected in their underweight relative to the index.

Q:	How is the Equity Investment Fund positioned at the end of the reporting period?

A:	The overall characteristics and risk level of the Fund remained relatively constant. The Fund maintained to tilt toword value and positive price momentum. The average capitalization remained slightly lower than the S&P 500 Index. Energy, Consumer Discretionary, Financial, and Information Technology were the most overweight sectors compared to the benchmark. Consumer Staples, Utilities, Health Care, and Materials were all underweight on a relative basis.

MCMORGAN EQUITY INVESTMENT FUND AS OF OCTOBER 31, 2007

Ten Largest Holdings	(%)
Exxon Mobil Corp.	3.7
Microsoft Corp.	3.0
General Electric Co.	2.4
Procter & Gamble Co.	2.2
Citigroup, Inc.	2.1
Pfizer, Inc.	1.9
IBM Corp.	1.7
Verizon Comm., Inc.	1.6
ConocoPhillips	1.6
Hewlett-Packard Co.	1.6
Total	21.8
(data subject to change)

Sector Weightings	(%)
Financials	20.2
Information Technology	17.9
Energy	13.6
Consumer Discretionary	10.1
Industrials	11.7
Health Care	10.7
Consumer Staples	6.4
Telecommunication Services	4.3
Materials	2.7
Utilities	2.4
Total	100.0
(data subject to change)

Portfolio Characteristics
P/E Ratio (Trailing)	15.88
Historical Beta	0.98
Market Weighted Capitalization	$100.85 bil
Number of Issues	316
Average Annual Total Returns* For Period Ended October 31, 2007 (%)

	Inception	One	Three	Five	Ten Years or
	Date	Year	Years	Years	Life of Class §
McMorgan Equity Investment Fund	7/14/94	13.80	13.57	12.49	5.25
McMorgan Equity Invest. Fund(Class Z)	2/1/01	13.49	13.28	12.21	1.67 §
S&P 500 Index**	N/A	14.56	13.16	13.88	7.10
Performance data quoted represents past performance. Past performance is no guarantee of future results. Due to market volatility, current performance may be less or higher than the figures shown. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. The table and chart do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the most recent month-end performance information, please visit www.mcmorganfunds.com.
Equity Investment Fund—Growth Of $10,000
This chart reflects a hypothetical investment of $10,000 with reinvestment of dividends and capital gains.

*	Before taxes on distributions or redemption of Fund shares.

**	The S&P 500 Index is a market capitalization-weighted index of common stocks, and reflects no deduction for fees, expenses or taxes. It is not possible to invest in an index.

Cost in Dollars of a $1,000 Investment in McMorgan Funds (unaudited)

The example to the right is intended to describe the fees and expenses borne by shareholders during the reporting period and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire six month period from May 1, 2007 to October 31, 2007.

The example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The third and fourth data columns in the table to the right provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number located in the fourth column (under the heading entitled ”Expenses Paid During Period”) to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fifth and sixth data columns in the table to the right provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transactional costs, such as redemption fees, exchange fees, or sales charges (loads). Therefore, the fifth and sixth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

			Based on Actual Returns and Expenses		Based on Hypothetical 5% Return and Expenses
	Annualized	Beginning
	Expense	Account	Ending Account Value	Expenses Paid	Ending Account	Expenses Paid
Share Class †	Ratio ††	Value 5/1/07	10/31/07	During Period	Value 10/31/07	During Period

Principal Preservation Fund

McMorgan Class Shares	0.30%	$1,000	$1,027.00	$1.53	$1,023.50	$1.53
Intermediate Fixed Income Fund

McMorgan Class Shares	0.50%	$1,000	$1,018.70	$2.54	$1,022.50	$2.54
Fixed Income Fund

McMorgan Class Shares	0.50%	$1,000	$1,020.10	$2.54	$1,022.50	$2.54
Z Class Shares	0.75%	$1,000	$1,019.10	$3.81	$1,021.25	$3.81
High Yield Fund

McMorgan Class Shares	0.75%	$1,000	$1,000.80	$3.77	$1,021.25	$3.81
Balanced Fund

McMorgan Class Shares	0.60%	$1,000	$1,037.00	$3.07	$1,022.00	$3.05
Z Class Shares	0.85%	$1,000	$1,037.50	$4.35	$1,020.75	$4.32
Equity Investment Fund

McMorgan Class Shares	0.75%	$1,000	$1,050.10	$3.86	$1,021.25	$3.81
Z Class Shares	1.00%	$1,000	$1,050.00	$5.15	$1,020.00	$5.08

†	Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the one-half year period).

††	Ratio of expenses to average net assets after reimbursement of expenses by McMorgan & Company LLC, the adviser to the Funds.

Principal Preservation Fund
Portfolio of Investments
OCTOBER 31, 2007
Fixed Income Securities 102.2%
U.S. Government Agency Notes 39.6%

	Principal	Amortized
	Amount	Cost

Federal Agricultural Mortgage Corporation (Discount Notes) – 0.1%
4.60%, due 11/15/07	$100,000	$99,821
4.65%, due 11/15/07	200,000	199,638

		299,459

Federal Home Loan Bank – 5.0%
4.57%, due 11/28/08	5,000,000	5,000,000
5.375%, due 2/28/08	5,000,000	5,000,000

		10,000,000

Federal Home Loan Bank (Discount Notes) – 11.9%
4.50%, due 12/7/07	461,000	458,926
4.53%, due 11/14/07	100,000	99,836
4.55%, due 12/19/07	2,000,000	1,987,867
4.65%, due 11/14/07	403,000	402,323
4.70%, due 11/23/07	1,845,000	1,839,701
4.72%, due 11/16/07	954,000	952,124
4.865%, due 1/23/08	8,050,000	7,959,706
5.03%, due 3/10/08	10,000,000	9,990,000

		23,690,483

Federal Home Loan Mortgage Corporation (Discount Notes) – 16.2%
4.25%, due 6/23/08	8,000,000	7,976,978
4.67%, due 1/14/08	1,500,000	1,485,601
4.72%, due 3/3/08	10,000,000	9,838,733
4.75%, due 11/19/07	50,000	49,881
4.789%, due 2/4/08	350,000	345,577
4.80%, due 2/19/08	4,600,000	4,532,533
4.97%, due 2/4/08	4,000,000	3,947,539
4.974%, due 11/19/07	4,000,000	3,990,052

		32,166,894

Federal National Mortgage Association (Discount Notes) – 6.4%
4.45%, due 12/5/07	75,000	74,685
4.55%, due 1/3/08	1,235,000	1,225,166
4.60%, due 11/28/07	500,000	498,275
4.771%, due 11/7/07	5,520,000	5,515,611
4.80%, due 11/7/07	700,000	699,440
5.04%, due 1/11/08	4,545,000	4,499,823

		12,513,000

Total U.S. Government Agency Notes
(Cost $78,669,836)		78,669,836

Certificate of Deposit 4.0%
Royal Bank of Scotland NY
4.801%, due 3/26/08 (a)	8,000,000	7,999,125

Total Certificate of Deposit
(Cost $7,999,125)		7,999,125

Commercial Paper 35.0%
Aegon Funding Corp.
4.80%, due 11/5/07 (b)	1,250,000	1,249,333
4.90%, due 12/10/07 (b)	1,500,000	1,492,038
BASF AG
4.78%, due 12/3/07 (b)	3,500,000	3,485,129
Brown-Forman Beverages, Europe, Ltd.
4.79%, due 11/13/07 (b)	1,515,000	1,512,581
Commercial Paper (continued)
Cargill Global Fund PLC 4.70%, due 11/26/07 (b)	2,000,000	1,993,472
Cargill, Inc.
4.85%, due 12/7/07 (b)	1,850,000	1,841,028
Consolidated Edison, Inc.
4.75%, due 11/9/07 (b)	3,000,000	2,996,833
Diageo Capital PLC
5.15%, due 11/15/07 (b)	1,479,000	1,476,038
Duke Energy Corp.
5.05%, due 11/26/07	545,000	543,089
5.25%, due 11/8/07	1,000,000	998,979
FPL Group Capital, Inc.
4.80%, due 11/14/07 (b)	260,000	259,549
General Electric Co.
4.82%, due 12/28/07	1,010,000	1,002,292
General Mills, Inc.
5.20%, due 11/14/07 (b)	1,000,000	998,122
Home Depot, Inc.
5.55%, due 11/1/07 (b)	600,000	600,000
Honeywell International, Inc.
4.65%, due 12/21/07 (b)	1,430,000	1,420,765
Kaiser Foundation Health Plan
4.95%, due 11/1/07	1,285,000	1,285,000
Lincoln National Corp.
5.15%, due 11/5/07 (b)	3,120,000	3,118,215
L’Oreal USA, Inc.
4.75%, due 11/2/07 (b)	3,500,000	3,499,538
4.80%, due 11/2/07 (b)	345,000	344,954
National Cooperative Services
5.00%, due 11/14/07 (b)	264,000	263,523
5.06%, due 11/5/07 (b)	2,200,000	2,198,763
PepsiAmericas, Inc.
4.95%, due 11/20/07	3,000,000	2,992,163
Praxair, Inc.
4.65%, due 11/21/07	1,500,000	1,496,125
Private Export Funding Corp.
4.70%, due 11/28/07 (b)	1,000,000	996,475
Prudential Financial, Inc.
5.05%, due 12/11/07 (b)	1,000,000	994,389
5.05%, due 1/30/08 (b)	1,200,000	1,184,850
5.20%, due 12/21/07 (b)	1,500,000	1,489,167
Siemens Capital Co. LLC
4.76%, due 12/14/07 (b)	1,000,000	994,314
5.20%, due 11/7/07 (b)	2,770,000	2,767,599
Societe Generale North America, Inc.
5.40%, due 11/7/07	4,000,000	3,996,400
5.45%, due 11/6/07	1,000,000	999,243
Southern Co. Funding Corp.
4.77%, due 11/8/07 (b)	2,450,000	2,447,728
4.80%, due 11/9/07 (b)	550,000	549,413
Swiss RE Financial Products
4.85%, due 11/1/07 (b)	362,000	362,000
4.90%, due 11/29/07 (b)	3,500,000	3,486,661
Time Warner, Inc.
5.15%, due 1/22/08	800,000	790,616
5.22%, due 12/19/07	1,000,000	993,040
Toyota Motor Credit Corp.
4.80%, due 12/18/07	2,000,000	1,987,467
Walt Disney Co.
4.83%, due 1/24/08	1,500,000	1,483,095
4.84%, due 1/24/08	2,120,000	2,096,058

See accompanying notes to financial statements.

McMorgan Funds

	Principal	Amortized
	Amount	Cost

Commercial Paper (continued)
XTO Energy, Inc. 5.30%, due 12/3/07	$1,000,000	$995,289
Xtra, Inc.
4.80%, due 11/29/07	1,900,000	1,892,907
4.81%, due 11/27/07	1,900,000	1,893,400

Total Commercial Paper
(Cost $69,467,640)		69,467,640

Corporate Bonds 23.6%
American Express Bank
5.078%, due 11/21/07 (a)	9,000,000	9,000,455
American General Finance Corp.
5.329%, due 1/18/08 (a)	3,150,000	3,150,835
Bank One N.A.
3.70%, due 1/15/08	500,000	498,362
BellSouth Corp.
5.683%, due 11/15/07 (a)	6,000,000	6,000,166
CIT Group, Inc.
5.734%, due 11/23/07 (a)	1,000,000	1,000,093
Citigroup, Inc.
5.416%, due 11/1/07 (a)	2,000,000	1,999,996
Fleet Financial Group
6.375%, due 5/15/08	4,200,000	4,224,237
General Electric Capital Corp.
5.293%, due 1/15/08 (a)	2,650,000	2,650,471
HBOS Treasury Services PLC
5.092%, due 11/7/08 (a)(b)	2,000,000	1,999,842
HSBC Finance Corp.
4.125%, due 3/11/08	4,000,000	3,984,639
IBM Canada Credit Services Co.
3.75%, due 11/30/07 (b)	400,000	399,475
Morgan Stanley
5.114%, due 4/25/08 (a)	5,000,000	5,001,121
US Bank N.A
5.095%, due 12/5/07 (a)	7,000,000	6,999,925

Total Corporate Bonds (Cost $46,909,617)		46,909,617

Total Fixed Income Securities
(Cost $203,046,218) (c)	102.2%	203,046,218
Liabilities in Excess of Cash and Other Assets	(2.2)	(4,374,162)

Net Assets	100.0%	$198,672,056

(a)	Floating/variable rate. Rate shown is the rate in effect at October 31, 2007.

(b)	May be sold to institutional investors only under Rule 144a or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. The total market value of these securities at October 31, 2007 is $46,421,794 which represents 23.4% of the Fund’s net assets.

(c)	At October 31, 2007, cost is identical for book and federal income tax purposes.

See accompanying notes to financial statements.

Principal Preservation Fund

Statement of Assets and Liabilities
OCTOBER 31, 2007

ASSETS:
Investment in securities at value (cost $203,046,218)	$203,046,218
Cash-interest bearing accounts	5,155
Interest receivable	734,262
Receivable for fund shares sold	186
Other assets	5,399

Total assets	203,791,220

LIABILITIES:
Payable for securities purchased	5,000,000
Payable for fund shares redeemed	32,134
Legal fees payable	15,341
Transfer Agent fees payable (See Note F)	11,595
Payable to Advisor, net (See Note F)	11,534
Distributions payable	11,144
Trustees fees payable	8,715
Administration fees payable (See Note F)	7,978
Custody fees payable	6,790
Report to shareholder expense payable	5,551
Accounting fees payable (See Note F)	4,420
Accrued expenses	3,962

Total liabilities	5,119,164

Net Assets	$198,672,056

NET ASSETS CONSIST OF:
Capital paid-in	$198,924,246
Accumulated net realized loss on investments	(252,190)

$198,672,056

Net Assets:
Class McMorgan	$198,672,056

Shares Outstanding:
Class McMorgan	198,942,239

Net asset value and redemption price per share:
Class McMorgan	$1.00

Statement of Operations

	For the	For the
	Period Ended	Year Ended
	10/31/2007*	6/30/2007

INVESTMENT INCOME:
Interest	$3,388,641	$9,168,412

Expenses:
Investment advisory fees (Note F)	160,683	425,850
Administration fees (See Note F)	30,841	83,183
Trustees fees	18,297	31,188
Auditing fees	17,500	14,000
Accounting fees (See Note F)	17,342	49,319
Legal fees	15,909	49,531
Insurance fees	14,043	33,466
Registration expenses	11,843	19,959
Transfer agent fees (See Note F)	11,421	35,422
Custodian fees	6,719	18,096
Report to shareholder expense	6,449	14,834
Miscellaneous expenses	1,765	4,576

Total expenses	312,812	779,424
Expense reimbursed (See Note F)	(119,992)	(268,400)

Net expenses	192,820	511,024

Net investment income	3,195,821	8,657,388

REALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	(252,190)	1,618
Net increase from payment by affiliates due to the disposal of investments in violation of restrictions (See Note F)	—	14

Increase in net assets from operations	$2,943,631	$8,659,020

*	The Fund changed its fiscal year end from June 30 to October 31.

See accompanying notes to financial statements.

Principal Preservation Fund	McMorgan Funds
Statement of Changes in Net Assets

	For the	For the	For the
	Period Ended	Year Ended	Year Ended
	10/31/2007*	6/30/2007	6/30/2006

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income	$3,195,821	$8,657,388	$5,829,860
Net realized gain (loss) on investments	(252,190)	1,618	(1,030)
Net increase from payment by affiliates due to the disposal of investments in violation of restrictions	—	14	—

Increase in net assets	2,943,631	8,659,020	5,828,830

Dividends to shareholders:
From net investment income	(3,196,423)	(8,657,388)	(5,829,860)
Return of capital	(747)	—	—

	(3,197,170)	(8,657,388)	(5,829,860)

Capital share transactions:
Net proceeds from sale of shares	53,059,317	174,955,166	130,643,105
Net asset value of shares issued to shareholders in reinvestment of dividends	3,139,301	8,398,913	5,595,835

	56,198,618	183,354,079	136,238,940
Cost of shares redeemed	(39,352,577)	(148,042,375)	(136,686,654)

Increase (decrease) in net assets derived from capital share transactions	16,846,041	35,311,704	(447,714)

Total increase (decrease) in net assets	16,592,502	35,313,336	(448,744)
Net Assets:
Beginning of period	182,079,554	146,766,218	147,214,962

End of period	$198,672,056	$182,079,554	$146,766,218

*	The Fund changed its fiscal year end from June 30 to October 31.

See accompanying notes to financial statements.

Principal Preservation Fund
Financial Highlights

The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Class McMorgan
	Period Ended
	October 31,		Year Ended June 30,
	2007*		2007		2006		2005		2004		2003

Net asset value, at beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Income from investment operations:
Net investment income	0.02		0.05		0.04		0.02		0.01		0.01
Net realized and unrealized gain (loss) on investments	(0.00	) (a)	0.00	(a)	(0.00	) (a)	—		0.00	(a)	0.00	(a)

Total from investment operations	0.02		0.05		0.04		0.02		0.01		0.01

Less dividends and distributions:
From net investment income	(0.02)		(0.05)		(0.04)		(0.02)		(0.01)		(0.01)
From capital gains	—		—		—		(0.00	) (a)	(0.00	) (a)	(0.00	) (a)
Return of capital	(0.00	) (a)	—		—		—		—		—

Total dividends and distributions	(0.02)		(0.05)		(0.04)		(0.02)		(0.01)		(0.01)

Net asset value, at end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Total return	1.69	%(c)	5.20	%(b)	4.01%		1.92%		0.87%		1.30%
Ratios/Supplemental Data:
Net assets, at end of period (in 000’s)	$198,672		$182,080		$146,766		$147,215		$133,382		$160,150
Ratio of expenses to average net assets before reimbursement of expenses by Advisor	0.49	%†	0.46%		0.50%		0.49%		0.46%		0.43%
Ratio of expenses to average net assets after reimbursement of expenses by Advisor	0.30	%†	0.30%		0.30%		0.30%		0.30%		0.30%
Ratio of net investment income to average net assets before reimbursement of expenses by Advisor	4.78	%†	4.92%		3.73%		1.71%		0.70%		1.15%
Ratio of net investment income to average net assets after reimbursement of expenses by Advisor	4.97	%†	5.08%		3.93%		1.90%		0.86%		1.28%

*	The Fund changed its fiscal year end from June 30 to October 31.

(a)	Less than one cent per share.

(b)	The loss resulting from the compliance violation did not have an effect on total return.

(c)	Total return is not annualized.

†	Annualized.

See accompanying notes to financial statements.

Intermediate Fixed Income Fund	McMorgan Funds
Portfolio of Investments†††
OCTOBER 31, 2007
Fixed Income Securities 100.2%
Corporate Asset-Backed Securities 0.5%

	Principal
	Amount	Value

Financials – 0.5%
Newcastle Mortgage Securities Trust Series 2006-1 Class A1
4.943%, due 3/25/36 (a)(b)	$867,438	$862,671
Specialty Underwriting & Residential Finance Series 2005-BC4 Class A2A 4.983%, due 9/25/36 (a)(b)	4,448	4,446

Total Corporate Asset-Backed Securities (Cost $871,883)		867,117

Corporate Bonds 27.8%
Consumer Discretionary – 2.4%
CVS Caremark Corp. 5.75%, due 6/1/17	1,200,000	1,193,836
DaimlerChrysler North American Holding Corp. 4.875%, due 6/15/10	85,000	84,543
7.75%, due 1/18/11	30,000	32,281
Johnson Controls, Inc. 5.25%, due 1/15/11	1,190,000	1,195,161
Target Corp. 5.375%, due 6/15/09	80,000	80,402
Tele-Communications, Inc. 9.80%, due 2/1/12	1,475,000	1,708,339

		4,294,562

Consumer Staples – 0.0%‡
Safeway, Inc. 4.95%, due 8/16/10	85,000	84,624

Energy – 3.2%
Devon Financing Corp. 6.875%, due 9/30/11	555,000	588,567
Devon OEI Operating, Inc. 7.25%, due 10/1/11	410,000	438,087
Dominion Resources, Inc. 5.687%, due 5/15/08	55,000	55,060
EnCana Holdings Finance Corp. 5.80%, due 5/1/14	630,000	639,884
Halliburton Co. 5.50%, due 10/15/10	1,145,000	1,163,425
Kinder Morgan Energy Partners, L.P. 6.00%, due 2/1/17	585,000	585,757
Marathon Oil Corp. 6.00%, due 10/1/17	305,000	309,982
Valero Energy Corp. 6.125%, due 6/15/17	535,000	543,007
XTO Energy, Inc. 4.90%, due 2/1/14	755,000	728,752
6.25%, due 8/1/17	720,000	746,462

		5,798,983

Financials – 17.3%
American General Finance Corp. 4.875%, due 7/15/12	15,000	14,528
Financials (continued)
Archstone-Smith Trust 5.75%, due 3/15/16	545,000	584,570
Assurant, Inc. 5.625%, due 2/15/14	355,000	348,554
Bank of America Corp. 5.42%, due 3/15/17	400,000	388,488
5.75%, due 8/15/16	755,000	755,484
6.375%, due 2/15/08	50,000	50,142
Bank One Corp. 2.625%, due 6/30/08	40,000	39,416
5.90%, due 11/15/11	2,355,000	2,408,133
Capital One Bank 4.875%, due 5/15/08	60,000	59,921
Capital One Financial Corp. 5.70%, due 9/15/11	50,000	49,461
6.15%, due 9/1/16	675,000	659,358
Caterpillar Financial Services Corp. 4.30%, due 6/1/10	30,000	29,578
Citigroup, Inc. 3.625%, due 2/9/09	120,000	118,212
5.00%, due 9/15/14	1,805,000	1,751,998
Countrywide Home Loans, Inc. 3.25%, due 5/21/08	50,000	47,522
Covidien International Finance S.A. 6.600%, due 10/15/17 (c)	670,000	679,031
Credit Suisse First Boston (USA), Inc. 4.875%, due 8/15/10	25,000	24,991
Diageo Capital PLC 5.75%, due 10/23/17	865,000	860,512
ERP Operating, L.P. 5.75%, due 6/15/17	630,000	609,952
General Electric Capital Corp. 4.125%, due 9/1/09	1,490,000	1,475,122
4.625%, due 9/15/09	125,000	124,564
6.125%, due 2/22/11	50,000	51,778
Goldman Sachs Group, Inc. Series B 7.35%, due 10/1/09	35,000	36,387
HSBC Finance Corp. 4.75%, due 5/15/09	115,000	114,157
5.875%, due 2/1/09	475,000	479,687
6.375%, due 10/15/11	1,505,000	1,555,443
6.75%, due 5/15/11	930,000	970,435
7.00%, due 5/15/12	300,000	317,594
International Lease Finance Corp. 4.875%, due 9/1/10	60,000	59,676
5.625%, due 9/20/13	845,000	844,820
5.75%, due 6/15/11	1,320,000	1,333,166
iStar Financial, Inc. 4.875%, due 1/15/09	50,000	48,972
5.50%, due 6/15/12	990,000	923,806
5.80%, due 3/15/11	35,000	33,831
5.95%, due 10/15/13	105,000	97,350

See accompanying notes to financial statements.

Corporate Bonds (continued)

Intermediate Fixed Income Fund (continued)

	Principal
	Amount	Value

Financials (continued)
Jefferies Group, Inc. 5.50%, due 3/15/16	$110,000	$103,521
7.75%, due 3/15/12	740,000	795,009
John Deere Capital Corp. 5.65%, due 7/25/11	570,000	580,811
JPMorgan Chase & Co. 5.125%, due 9/15/14	175,000	170,719
6.25%, due 1/15/09	5,000	5,071
6.375%, due 4/1/08	20,000	20,093
6.75%, due 2/1/11	55,000	57,579
Lehman Brothers Holdings, Inc. 3.60%, due 3/13/09	15,000	14,654
4.00%, due 1/22/08	20,000	19,930
6.50%, due 7/19/17	720,000	725,126
MBNA America Bank N.A. 7.125%, due 11/15/12	665,000	714,803
MBNA Corp. 5.625%, due 11/30/07	65,000	65,038
Merrill Lynch & Co., Inc. 3.70%, due 4/21/08	20,000	19,830
MetLife, Inc. 6.125%, due 12/1/11	1,520,000	1,572,697
Morgan Stanley 3.875%, due 1/15/09	25,000	24,677
4.75%, due 4/1/14	1,100,000	1,041,909
6.60%, due 4/1/12	50,000	52,356
National Rural Utilities Cooperative Finance Corp. 5.75%, due 11/1/08	80,000	80,514
ProLogis 5.50%, due 4/1/12	965,000	952,834
Prudential Financial, Inc. 3.75%, due 5/1/08	80,000	79,382
4.50%, due 7/15/13	690,000	657,330
Realty Income Corp. 5.95%, due 9/15/16	740,000	724,510
Residential Capital LLC 7.875%, due 6/30/10	415,000	306,062
8.00%, due 6/1/12	735,000	536,550
8.00%, due 4/17/13	1,520,000	1,109,600
Simon Property Group, L.P. 6.375%, due 11/15/07	60,000	60,012
St. Paul Travelers Cos., Inc. (The) 6.25%, due 6/20/16	825,000	854,112
Textron Financial Corp. 4.125%, due 3/3/08	65,000	64,836
US Bank N.A. 6.375%, due 8/1/11	960,000	1,000,430
Wachovia Corp. 5.35%, due 3/15/11	35,000	35,231
Wells Fargo & Co. 3.125%, due 4/1/09	85,000	82,845
4.75%, due 2/9/15	765,000	725,943

		31,200,653

Industrials – 0.5%
Ameritech Capital Funding 6.15%, due 1/15/08	15,000	15,030
Burlington North Santa Fe Corp. 5.65%, due 5/1/17	520,000	514,364
Union Pacific Corp. 5.75%, due 11/15/17	365,000	361,799

		891,193

Telecommunication Services – 1.9%
Cisco Systems, Inc. 5.25%, due 2/22/11	80,000	80,846
Comcast Cable Communications, Inc. 6.875%, due 6/15/09	80,000	82,033
COX Communications, Inc. 4.625%, due 1/15/10	35,000	34,614
6.40%, due 8/1/08	45,000	45,460
7.125%, due 10/1/12	980,000	1,042,834
Pacific Bell 6.125%, due 2/15/08	10,000	10,020
Sprint Capital Corp. 6.125%, due 11/15/08	40,000	40,224
Sprint Nextel Corp. 6.00%, due 12/1/16	1,985,000	1,908,597
Time Warner, Inc. 6.75%, due 4/15/11	80,000	83,243

		3,327,871

Utilities – 2.5%
Exelon Corp. 4.90%, due 6/15/15	720,000	675,517
FirstEnergy Corp. 6.45%, due 11/15/11	1,000,000	1,031,993
MidAmerican Energy Holdings 5.875%, due 10/1/12	1,055,000	1,080,295
Nisource Finance Corp. 6.40%, due 3/15/18	1,210,000	1,229,650
Pacific Gas & Electric Co. 3.60%, due 3/1/09	90,000	88,431
Progress Energy, Inc. 7.10%, due 3/1/11	9,000	9,483
7.75%, due 3/1/31	300,000	352,426

		4,467,795

Total Corporate Bonds (Cost $50,806,724)		50,065,681

U.S. Government Securities 55.4%
U.S. Government Agency Obligations 40.9%
Federal Home Loan Bank – 3.9%
4.57%, due 11/28/08	3,175,000	3,175,000
4.75%, due 12/16/16 (d)	800,000	789,685
5.00%, due 9/12/08	105,000	105,410
5.375%, due 2/28/08	2,890,000	2,890,023

		6,960,118

See accompanying notes to financial statements.

U.S. Government Agency Obligations (continued)

McMorgan Funds

	Principal
	Amount	Value

Federal Home Loan Mortgage Corporation – 1.9%
3.875%, due 6/15/08	$180,000	$179,195
4.375%, due 11/16/07	255,000	254,960
5.125%, due 8/14/08	2,890,000	2,902,248

		3,336,403

Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Security) – 0.0%‡
6.00%, due 2/1/11	10,855	11,003

Federal National Mortgage Association – 21.5%
4.75%, due 12/15/10	135,000	136,280
* 4.75%, due 11/19/12	3,770,000	3,782,780
4.875%, due 4/10/08	3,045,000	3,047,744
5.00%, due 5/11/17 (d)	1,265,000	1,270,534
* 5.125%, due 4/15/11	29,895,000	30,537,533

		38,774,871

Federal National Mortgage Association (Mortgage Pass-Through Securities) – 13.6%
5.50%, due 4/1/34	207,725	205,139
* 5.50%, due 4/1/37	9,826,740	9,68,13,620
6.00%, due 8/1/34	27,677	27,941
6.00%, due 12/1/36	62,264	62,735
6.00%, due 9/1/37	536,022	540,006
* 6.00%, due 10/1/37	3,450,000	3,483,948
6.00%, due 11/1/37 TBA (e)	1,000,000	1,007,188
6.054%, due 10/1/36 (a)	1,723,249	1,746,641
6.095%, due 10/1/36 (a)	968,434	982,273
6.18%, due 9/1/36 (a)	2,429,922	2,463,091
* 6.50%, due 9/1/33	3,615,482	3,724,924
6.50%, due 9/1/36	48,772	49,926
6.50%, due 8/1/37	549,881	562,837

		24,540,269

Total U.S. Government Agency Obligations (Cost $73,029,725)		73,622,664

U.S. Treasury Obligations 14.5%
United States Treasury Bond – 0.6%
8.125%, due 8/15/19	825,000	1,081,846

United States Treasury Notes – 13.9%
* 4.00%, due 8/31/09	15,060,000	15,070,587
4.25%, due 11/15/13 (d)	465,000	465,690
4.625%, due 7/31/12	2,170,000	2,214,077
* 4.75%, due 8/15/17 (d)	5,705,000	5,830,687
5.00%, due 7/31/08	1,430,000	1,438,714

		25,019,755

Total U.S. Treasury Obligations (Cost $25,967,345)		26,101,601

Total U.S. Government Securities (Cost $98,997,070)		99,724,265

Collateralized Mortgage Obligations 16.5%
Federal National Mortgage Association – 0.0%‡
Series D Class 1
6.00%, due 4/1/09	179	178

Financials – 16.5%
Bear Stearns Commercial Mortgage Securities Series 2006-T22 Class A4 5.632%, due 4/12/38 (a)	1,475,000	1,476,229
Commercial Mortgage Pass-Through Certificates Series 2006-C8 Class A2B 5.248%, due 12/10/46	3,200,000	3,185,476
*Countrywide Alternative Loan Trust Series 2005-76 Class 2A1 5.993%, due 2/25/36 (a)	3,779,197	3,701,104
Greenwich Capital Commercial Funding Corp. Series 2005-GG5 Class A5 5.224%, due 4/10/37 (a)	1,615,000	1,580,245
Series 2004-GG1 Class A7 5.317%, due 6/10/36 (a)	2,300,000	2,279,136
GS Mortgage Securities Corp. Series 2005-GG4 Class A4 4.761%, due 7/10/39	2,578,125	2,444,039
Series 2004-GG2 Class A6 5.396%, due 8/10/38 (a)	1,675,000	1,663,747
Harborview Mortgage Loan Trust Series 2005-11, Class 2A1A 5.331%, due 8/19/45 (a)	29,828	29,264
JP Morgan Mortgage Trust Series 2007-S3, Class 1A96 6.00%, due 8/25/37	717,013	716,486
Series 2007-S3, Class 1A97 6.00%, due 8/25/37	1,557,649	1,556,503
*LB-UBS Commercial Mortgage Trust Series 2007-C2 Class A3 5.43%, due 2/15/40	6,225,000	6,119,754
*Washington Mutual, Inc. Series 2006-AR7 Class 2A 5.913%, due 7/25/46 (a)	5,088,069	4,998,233

		29,750,216

Total Collateralized Mortgage Obligations (Cost $30,261,644)		29,750,394

Total Fixed Income Securities (Cost $180,937,321)		180,407,457

Short-Term Investments 4.3%
Federal Agency – 0.1%
Federal Home Loan Bank – 0.1% 5.375%, due 2/28/08	285,000	285,031

Total Federal Agency (Cost $285,031)		285,031

	Shares

Investment Company – 1.2%
Reserve Primary Money Market Fund (f)	2,232,347	2,232,347

Total Investment Company (Cost $2,232,347)		2,232,347

See accompanying notes to financial statements.

Intermediate Fixed Income Fund (continued)

Short-Term Investments (continued)

	Principal
	Amount	Value

Repurchase Agreement – 0.7%
Morgan Stanley & Co. 5.09%, dated 10/31/07 due 11/1/07 Proceeds at Maturity $1,209,371 (Collateralized by various Corporate Bonds, with rates between 4.875%-6.375% and maturity dates between 12/1/07- 3/16/37, with a Principal Amount of $1,233,892 and a Market Value of $1,236,238) (f)	$1,209,200	$1,209,200

Total Repurchase Agreement (Cost $1,209,200)		1,209,200

Time Deposits – 2.3%
Calyon 4.875%, due 11/1/07 (f)	2,418,400	2,418,400
National Australia Bank 4.80%, due 11/1/07 (f)	1,209,200	1,209,200
Societe Generale North America, Inc. 5.12%, due 11/2/07 (f)	483,680	483,680

Total Time Deposits (Cost $4,111,280)		4,111,280

Total Short-Term Investments (Cost $7,837,858)		7,837,858

Total Investments (Cost $188,775,179) (g)	104.5%	188,245,315
Liabilities in Excess of Cash and Other Assets	(4.5)	(8,133,439)

Net Assets	100.0%	$180,111,876

*	Among the Fund’s 10 largest holdings, excluding short-term investments. May be subject to change daily.
‡	Less than one-tenth of a percent.
†††	All of the Fund’s assets are maintained to cover “senior securities transactions” which may include, but not limited to, forwards, TBA’s, options and futures. These securities are marked-to-market daily and reviewed against the value of the Fund’s “senior securities” holdings to ensure proper coverage for these transactions.
(a)	Floating/variable rate. Rate shown is the rate in effect at October 31, 2007.
(b)	Subprime mortgage investment. The total market value of these securities at October 31, 2007 is $867,117, which represents 0.5% of the Fund’s net assets.
(c)	May be sold to institutional investors only under Rule 144a or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. The total market value of this security at October 31, 2007 is $679,031 which represents 0.4% of the Fund’s net assets.
(d)	Represents a security, or a portion thereof, which is out on loan. The aggregate market value of such securities is $7,398,401; cash collateral of $7,552,827 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(e)	TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. The market value of this security at October 31, 2007 is $1,007,188.
(f)	Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(g)	Aggregate cost for federal income tax purposes is $188,869,960 and net unrealized depreciation is as follows:

Gross unrealized appreciation	$1,089,283
Gross unrealized depreciation	(1,713,928)

Net unrealized depreciation	$(624,645)

See accompanying notes to financial statements.

Intermediate Fixed Income Fund	McMorgan Funds

Statement of Assets and Liabilities
OCTOBER 31, 2007

ASSETS:
Investment in securities at value (cost $188,775,179) including $7,398,401 market value of securities loaned	$188,245,315
Cash-interest bearing accounts	2,306,466
Interest receivable	1,541,684
Other assets	7,254

Total assets	192,100,719

LIABILITIES:
Securities lending collateral	7,552,827
Payable for securities purchased	4,179,031
Payable for fund shares redeemed	162,084
Payable to Advisor, net (See Note F)	32,468
Legal fees payable	14,210
Transfer Agent fees payable (See Note F)	12,176
Administration fees payable (See Note F)	7,905
Trustees fees payable	7,443
Custody fees payable	6,381
Report to shareholder expense payable	5,291
Accounting fees payable (See Note F)	5,094
Accrued expenses	3,933

Total liabilities	11,988,843

Net Assets	$180,111,876

NET ASSETS CONSIST OF:
Capital paid-in	$183,342,100
Accumulated undistributed net investment income	298,808
Accumulated net realized loss on investments	(2,999,168)
Net unrealized depreciation on investments	(529,864)

$180,111,876

Net Assets:
Class McMorgan	$180,111,876

Shares Outstanding:
Class McMorgan	17,807,412

Net asset value and redemption price per share:
Class McMorgan	$10.11

Statement of Operations

	For the	For the
	Period Ended	Year Ended
	10/31/2007*	6/30/2007
INVESTMENT INCOME:
Interest	$2,980,310	$8,880,523
Income from securities loaned – net	22,294	13,183

Total investment income	3,002,604	8,893,706

Expenses:
Investment advisory fees (See Note F)	199,986	591,131
Administration fees (See Note F)	31,411	94,123
Accounting fees (See Note F)	20,303	60,860
Auditing fees	19,000	16,500
Registration expenses	16,789	28,425
Trustees fees	16,569	31,808
Legal fees	14,848	50,966
Insurance fees	14,000	37,288
Transfer agent fees (See Note F)	10,804	40,637
Custodian fees	6,642	17,109
Report to shareholder expense	6,090	15,882
12b-1 distribution fees (Class Z) (See Note F)	—	72
Miscellaneous expenses	1,826	5,221

Total expenses	358,268	990,022
Expense reimbursed (See Note F)	(72,574)	(145,464)

Net expenses	285,694	844,558

Net investment income	2,716,910	8,049,148

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	125,718	589,170
Net change in unrealized depreciation on investments	1,475,808	1,325,920

Net realized and unrealized gain on investments	1,601,526	1,915,090

Increase in net assets from operations	$4,318,436	$9,964,238

*	The Fund changed its fiscal year end from June 30 to October 31.

See accompanying notes to financial statements.

Intermediate Fixed Income Fund
Statement of Changes in Net Assets

	For the	For the	For the
	Period Ended	Year Ended	Year Ended
	10/31/2007*	6/30/2007	6/30/2006

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income	$2,716,910	$8,049,148	$6,530,643
Net realized gain (loss) on investments	125,718	589,170	(3,567,887)
Net change in unrealized appreciation (depreciation) on investments	1,475,808	1,325,920	(3,732,163)

Increase (decrease) in net assets from operations	4,318,436	9,964,238	(769,407)

Dividends and distributions to shareholders:
From net investment income:
Class McMorgan shares	(2,644,037)	(8,326,686)	(6,172,965)
Class Z shares	—	(1,311)	(906)
From capital gains:
Class McMorgan shares	—	—	(364,830)
Class Z shares	—	—	(56)

Total dividends and distributions to shareholders	(2,644,037)	(8,327,997)	(6,538,757)

Capital share transactions:
Net proceeds from sale of shares:
Class McMorgan shares	22,756,387	37,389,416	40,592,670
Class Z shares	—	5,849	5,947
Net asset value of shares issued to shareholders in reinvestment of dividends:
Class McMorgan shares	2,598,828	8,160,843	6,384,114
Class Z shares	—	1,311	962

	25,355,215	45,557,419	46,983,693
Cost of shares redeemed:
Class McMorgan shares	(18,105,512)	(26,353,408)	(52,936,529)
Class Z shares	—	(35,918)	(2,418)

Increase (decrease) in net assets derived from capital share transactions	7,249,703	19,168,093	(5,955,254)

Total increase (decrease) in net assets	8,924,102	20,804,334	(13,263,418)
Net Assets:
Beginning of period	171,187,774	150,383,440	163,646,858

End of period (including undistributed net investment income of $298,808, $217,654 and 514,803, respectively)	$180,111,876	$171,187,774	$150,383,440

*	The Fund changed its fiscal year end from June 30 to October 31.

See accompanying notes to financial statements.

Intermediate Fixed Income Fund	McMorgan Funds
Financial Highlights

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Class McMorgan
	Period Ended
	October 31,		Year Ended June 30,
	2007*		2007	2006		2005		2004	2003

Net asset value, at beginning of period	$10.01		$9.91	$10.36		$10.22		$10.93	$10.46

Income from investment operations:
Net investment income	0.16		0.48 (a)	0.40	(a)	0.34	(a)	0.36	0.49
Net realized and unrealized gain (loss) on investments	0.10		0.12	(0.45)		0.16		(0.43)	0.51

Total from investment operations	0.26		0.60	(0.05)		0.50		(0.07)	1.00

Less dividends and distributions:
From net investment income	(0.16)		(0.50)	(0.38)		(0.34)		(0.36)	(0.50)
From capital gains	—		—	(0.02)		(0.02)		(0.28)	(0.03)

Total dividends and distributions	(0.16)		(0.50)	(0.40)		(0.36)		(0.64)	(0.53)

Net asset value, at end of period	$10.11		$10.01	$9.91		$10.36		$10.22	$10.93

Total return	2.58	%(b)	6.11%	(0.43)%		4.93%		(0.64)%	9.79%
Ratios/Supplemental Data:
Net assets, at end of period (in 000’s)	$180,112		$171,188	$150,355		$163,622		$172,331	$191,682
Ratio of expenses to average net assets before reimbursement of expenses by Advisor	0.63	%†	0.59%	0.62%		0.60%		0.57%	0.57%
Ratio of expenses to average net assets after reimbursement of expenses by Advisor	0.50	%†	0.50%	0.50%		0.50%		0.50%	0.50%
Ratio of net investment income to average net assets before reimbursement of expenses by Advisor	4.61	%†	4.68%	3.88%		3.14%		3.32%	4.55%
Ratio of net investment income to average net assets after reimbursement of expenses by Advisor	4.74	%†	4.77%	4.00%		3.24%		3.39%	4.62%
Portfolio turnover	83%		332%	262	%(c)	286	%(c)	225.59%	204.18%

*	The Fund changed its fiscal year end from June 30 to October 31.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is not annualized.
(c)	The portfolio turnover not including mortgage dollar rolls for the years ended June 30, 2006 and 2005 is 93% and 199%, respectively.
†	Annualized.

See accompanying notes to financial statements.

Fixed Income Fund
Portfolio of Investments
OCTOBER 31, 2007

Fixed Income Securities 98.4%
Corporate Bonds 36.5%

	Principal
	Amount	Value

Consumer Discretionary – 3.3%
AT&T Broadband Corp.
9.455%, due 11/15/22	$225,000	$290,514
CVS Caremark Corp.
5.75%, due 6/1/17	485,000	482,509
Johnson Controls, Inc.
5.25%, due 1/15/11	470,000	472,038
News America, Inc.
5.30%, due 12/15/14	395,000	389,159
Target Corp.
5.875%, due 3/1/12	260,000	267,807
Tele-Communications, Inc.
9.80%, due 2/1/12	365,000	422,742

		2,324,769

Consumer Staples – 1.2%
Diageo Finance B.V.
5.30%, due 10/28/15	385,000	374,319
Safeway, Inc.
6.50%, due 3/1/11	455,000	470,848

		845,167

Energy – 4.8%
ConocoPhillips
8.75%, due 5/25/10	460,000	502,240
Devon Financing Corp.
6.875%, due 9/30/11	225,000	238,608
Devon OEI Operating, Inc.
7.25%, due 10/1/11	225,000	240,413
Dominion Resources, Inc.
5.15%, due 7/15/15	370,000	355,897
EnCana Holdings Finance Corp.
5.80%, due 5/1/14	315,000	319,942
Halliburton Co.
5.50%, due 10/15/10	420,000	426,759
Kinder Morgan Energy Partners, L.P.
6.95%, due 1/15/38	145,000	151,971
Marathon Oil Corp.
6.00%, due 10/1/17	215,000	218,512
ONEOK Partners, L.P.
6.85%, due 10/15/37	135,000	141,045
Valero Energy Corp.
6.625%, due 6/15/37	140,000	144,146
XTO Energy, Inc.
4.90%, due 2/1/14	295,000	284,744
6.25%, due 8/1/17	345,000	357,680

		3,381,957

Financials – 18.9%
Archstone-Smith Trust
5.75%, due 3/15/16	210,000	225,247
Assurant, Inc.
5.625%, due 2/15/14	260,000	255,279
Bank of America Corp.
5.42%, due 3/15/17	200,000	194,244
5.75%, due 8/15/16	200,000	200,128
Capital One Financial Corp.
6.15%, due 9/1/16	280,000	273,511
Financials (continued)
	Principal
	Amount	Value

Citigroup, Inc.
5.00%, due 9/15/14	$965,000	$936,664
Equifax, Inc.
7.00%, due 7/1/37	210,000	212,786
ERP Operating, L.P.
5.75%, due 6/15/17	245,000	237,203
General Electric Capital Corp.
4.125%, due 9/1/09	610,000	603,909
HSBC Finance Corp.
6.75%, due 5/15/11	890,000	928,695
7.00%, due 5/15/12	535,000	566,376
International Lease Finance Corp.
5.625%, due 9/20/13	380,000	379,919
5.75%, due 6/15/11	160,000	161,596
iStar Financial, Inc.
5.50%, due 6/15/12	370,000	345,261
5.95%, due 10/15/13	120,000	111,257
Jefferies Group, Inc.
5.50%, due 3/15/16	155,000	145,870
7.75%, due 3/15/12	100,000	107,434
John Deere Capital Corp.
5.65%, due 7/25/11	565,000	575,716
JPMorgan Chase & Co.
5.125%, due 9/15/14	740,000	721,897
5.75%, due 1/2/13	225,000	228,992
Kimco Realty Corp.
5.70%, due 5/1/17	205,000	199,875
Lehman Brothers Holdings, Inc.
6.50%, due 7/19/17	335,000	337,385
MBNA America Bank N.A.
7.125%, due 11/15/12	275,000	295,595
MBNA Corp.
7.50%, due 3/15/12	240,000	260,214
MetLife, Inc.
5.50%, due 6/15/14	475,000	477,376
Morgan Stanley
4.75%, due 4/1/14	395,000	374,140
National Rural Utilities Cooperative Finance Corp.
7.25%, due 3/1/12	555,000	594,890
ProLogis
5.50%, due 4/1/12	325,000	320,903
Prudential Financial, Inc.
4.50%, due 7/15/13	495,000	471,563
Realty Income Corp.
5.95%, due 9/15/16	285,000	279,034
Residential Capital LLC
7.875%, due 6/30/10	165,000	121,688
8.00%, due 6/1/12	285,000	208,050
8.00%, due 4/17/13	550,000	401,500
St. Paul Travelers Cos., Inc. (The)
6.25%, due 6/20/16	395,000	408,938
Wachovia Bank N.A.
4.80%, due 11/1/14	625,000	594,991
Wells Fargo & Co.
4.75%, due 2/9/15	565,000	536,154

		13,294,280

See accompanying notes to financial statements.

Corporate Bonds (continued)

McMorgan Funds

	Principal
	Amount	Value

Health Care – 0.9%
Abbott Laboratories
5.875%, due 5/15/16	$185,000	$189,795
Wyeth
6.95%, due 3/15/11	405,000	428,819

		618,614

Industrials – 1.8%
Burlington North Santa Fe Corp.
5.65%, due 5/1/17	240,000	237,399
International Lease Finance Corp.
5.875%, due 5/1/13	320,000	324,256
Northrop Grumman Corp.
7.125%, due 2/15/11	505,000	536,046
Union Pacific Corp.
5.75%, due 11/15/17	165,000	163,553

		1,261,254

Materials – 0.5%
BHP Billiton Finance USA, Ltd.
5.25%, due 12/15/15	370,000	362,897

Telecommunication Services – 3.0%
Cisco Systems, Inc.
5.25%, due 2/22/11	295,000	298,119
COX Communications, Inc.
7.125%, due 10/1/12	355,000	377,761
Sprint Capital Corp.
8.75%, due 3/15/32	500,000	570,130
Vodafone Group PLC
5.50%, due 6/15/11	850,000	857,912

		2,103,922

Utilities – 2.1%
Exelon Corp.
4.90%, due 6/15/15	300,000	281,465
MidAmerican Energy Holdings Co.
6.125%, due 4/1/36	230,000	227,450
Nisource Finance Corp.
6.40%, due 3/15/18	510,000	518,282
Progress Energy, Inc.
7.75%, due 3/1/31	130,000	152,718
Southern California Edison Co.
5.00%, due 1/15/14	330,000	324,822

		1,504,737

Total Corporate Bonds (Cost $26,014,279)		25,697,597

Foreign Corporate Bonds 1.3%
Energy – 0.4%
ConocoPhillips Canada Funding Co.
5.625%, due 10/15/16	300,000	305,366

Financials – 0.4%
Covidien International Finance S.A.
6.00%, due 10/15/17 (a)	270,000	273,639

Telecommunication Services – 0.5%
Telefonica Emisiones SAU
6.221%, due 7/3/17	310,000	320,702

Total Foreign Corporate Bonds (Cost $885,884)		899,707

U.S. Government Securities 47.4%
U.S. Government Agency Obligations 33.7%
Federal National Mortgage Association – 21.2%
* 4.75%, due 11/19/12	1,720,000	1,725,831
* 5.00%, due 5/11/17 (b)	1,840,000	1,848,050
* 5.125%, due 4/15/11	10,210,000	10,429,444
6.375%, due 6/15/09	860,000	886,631

		14,889,956

Federal National Mortgage Association (Mortgage Pass-Through Securities) – 12.5%
* 5.50%, due 12/1/36	4,688,518	4,620,676
6.00%, due 10/1/37	1,425,000	1,439,022
6.054%, due 10/1/36 (c)	718,020	727,767
6.095%, due 10/1/36 (c)	425,166	431,242
6.181%, due 9/1/36 (c)	980,495	993,879
6.50%, due 9/1/33	608,039	626,445

		8,839,031

Total U.S. Government Agency Obligations (Cost $23,421,006)		23,728,987

U.S. Treasury Obligations 13.7%
Resolution Funding Corp., Residual Funding Strip – 4.9%
* 6.652%, due 7/15/20	6,430,000	3,437,690

United States Treasury Notes – 6.6%
4.00%, due 8/31/09	150,000	150,105
4.25%, due 11/15/13 (b)	165,000	165,245
* 4.625%, due 7/31/12	2,780,000	2,836,467
* 4.75%, due 8/15/17 (b)	1,435,000	1,466,615

		4,618,432

United States Treasury Strip – 2.2%
* (zero coupon), due 8/15/23	3,380,000	1,569,040

Total U.S. Treasury Obligations (Cost $9,507,498)		9,625,162

Total U.S. Government Securities (Cost $32,928,504)		33,354,149

Collateralized Mortgage Obligations 13.2%
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Security) – 0.1%
Series 2113 Class QE
6.00%, due 11/15/27	35,446	35,546

See accompanying notes to financial statements.

Collateralized Mortgage Obligations (continued)

Fixed Income Fund (continued)

	Principal
	Amount	Value

Financials – 13.1%
Bear Stearns Commercial Mortgage Securities
Series 2006-T22 Class A4
5.465%, due 4/12/38 (c)	$575,000	$575,479
* Series 2007-T26 Class A4
5.471%, due 1/12/45 (c)	1,675,000	1,652,226
*Commercial Mortgage Pass-Through Certificates
Series 2006-C8 Class A2B
5.248%, due 12/10/46	1,575,000	1,567,851
Greenwich Capital Commercial Funding Corp.
Series 2005-GG5 Class A5
5.224%, due 4/10/37 (c)	1,345,000	1,316,056
Series 2004-GG1 Class A7
5.317%, due 6/10/36 (c)	950,000	941,382
GS Mortgage Securities Corp.
Series 2004-GG2 Class A6
5.396%, due 8/10/38 (c)	700,000	695,297
JP Morgan Mortgage Trust
Series 2007-S3 Class 1A96
6.00%, due 8/25/37	395,593	395,302
Series 2007-S3 Class 1A97
6.00%, due 8/25/37	865,361	864,724
LB-UBS Commercial Mortgage Trust
Series 2007-C2 Class A3
5.43%, due 2/15/40	1,225,000	1,204,289

		9,212,606

Total Collateralized Mortgage Obligations (Cost $9,400,456)		9,248,152

Total Fixed Income Securities (Cost $69,229,123)		69,199,605

	Shares

Short-Term Investments 3.6%
Investment Company – 1.1%
Reserve Primary Money Market Fund (d)	751,377	751,377

Total Investment Company (Cost $751,377)		751,377

	Principal
	Amount

Repurchase Agreement – 0.6%
Morgan Stanley & Co. 5.09%, dated 10/31/07 due 11/1/07 Proceeds at Maturity $407,057 (Collateralized by various Corporate Bonds, with rates between 4.875%-6.375% and maturity dates between 12/1/07-3/16/37, with a Principal Amount of $415,311 and a Market Value of $416,100) (d)	$407,000	407,000

Total Repurchase Agreement (Cost $407,000)		407,000

	Principal
	Amount	Value

Time Deposits – 1.9%
Calyon
4.875%, due 11/1/07 (d)	814,000	814,000
National Australia Bank
4.80%, due 11/1/07 (d)	407,000	407,000
Societe Generale North America, Inc.
5.12%, due 11/2/07 (d)	162,800	162,800

Total Time Deposits (Cost $1,383,800)		1,383,800

Total Short-Term Investments (Cost $2,542,177)		2,542,177

Total Investments (Cost $71,771,300) (e)	102.0%	71,741,782
Liabilities in Excess of Cash and Other Assets	(2.0)	(1,431,075)

Net Assets	100.0%	$70,310,707

*	Among the Fund’s 10 largest holdings, excluding short-term investments. May be subject to change daily.
(a)	May be sold to institutional investors only under Rule 144a or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. The total market value of this security at October 31, 2007 is $273,639 which represents 0.4% of the Fund’s net assets.
(b)	Represents a security, or a portion thereof, which is out on loan. The aggregate market value of such securities is $2,489,097, cash collateral of $2,542,177 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(c)	Floating/variable rate. Rate shown is the rate in effect at October 31, 2007.
(d)	Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(e)	Aggregate cost for federal income tax purposes is $71,815,733 and net unrealized depreciation is as follows:

Gross unrealized appreciation	$651,316
Gross unrealized depreciation	(725,267)

Net unrealized depreciation	$(73,951)

See accompanying notes to financial statements.

Fixed Income Fund	McMorgan Funds

Statement of Assets and Liabilities
OCTOBER 31, 2007

ASSETS:
Investment in securities at value (cost $71,771,300) including $2,489,097 market value of securities loaned	$71,741,782
Cash-interest bearing accounts	393,690
Interest receivable	636,591
Receivable for securities sold	238,947
Receivable for fund shares sold	94,738
Receivable from Advisor, net (See Note F)	9,266
Other assets	10,704

Total assets	73,125,718

LIABILITIES:
Securities lending collateral	2,542,177
Payable for securities purchased	225,678
Transfer Agent fees payable (See Note F)	11,970
Custody fees payable	6,216
Legal fees payable	5,758
12b-1 fees payable (See Note F)	3,987
Accounting fees payable (See Note F)	3,854
Administration fees payable (See Note F)	3,815
Trustees fees payable	3,172
Payable for fund shares redeemed	2,613
Report to shareholder expense payable	2,450
Accrued expenses	3,321

Total liabilities	2,815,011

Net Assets	$70,310,707

NET ASSETS CONSIST OF:
Capital paid-in	$71,916,527
Accumulated undistributed net investment income	118,545
Accumulated net realized loss on investments	(1,694,847)
Net unrealized depreciation on investments	(29,518)

$70,310,707

Net Assets:
Class McMorgan	$52,527,743

Class Z	17,782,964

$70,310,707

Shares Outstanding:
Class McMorgan	4,885,164

Class Z	1,653,528

Net asset value and redemption price per share:
Class McMorgan	$10.75

Class Z	$10.75

Statement of Operations

	For the	For the
	Period Ended	Year Ended
	10/31/2007*	6/30/2007
INVESTMENT INCOME:
Interest	$1,229,082	$3,640,908
Income from securities loaned – net	7,676	11,573

Total investment income	1,236,758	3,652,481

Expenses:
Investment advisory fees (Note F)	81,757	238,303
Registration expenses	31,282	49,507
Auditing fees	19,000	15,500
Accounting fees (See Note F)	15,398	46,021
12b-1 distribution fees (Class Z) (See Note F)	15,344	76,876
12b-1 distribution fees (Class R2) (See Note F)	1	3
Administration fees (See Note F)	15,217	45,106
Transfer agent fees (See Note F)	11,797	36,793
Trustees fees	6,728	12,850
Custodian fees	6,624	15,532
Legal fees	5,939	20,661
Insurance fees	5,387	15,381
Report to shareholder expense	2,583	9,453
Miscellaneous expenses	882	5,202

Total expenses	217,939	587,188
Expense reimbursed (See Note F)	(85,802)	(169,874)

Net expenses	132,137	417,314

Net investment income	1,104,621	3,235,167

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	239,969	(650,243)
Net change in unrealized depreciation on investments	885,748	1,370,752

Net realized and unrealized gain on investments	1,125,717	720,509

Increase in net assets from operations	$2,230,338	$3,955,676

*	The Fund changed its fiscal year end from June 30 to October 31.

See accompanying notes to financial statements.

Fixed Income Fund
Statement of Changes in Net Assets

	For the	For the	For the
	Period Ended	Year Ended	Year Ended
	10/31/2007*	6/30/2007	6/30/2006

INCREASE IN NET ASSETS:
Operations:
Net investment income	$1,104,621	$3,235,167	$2,776,760
Net realized gain (loss) on investments	239,969	(650,243)	(1,254,533)
Net change in unrealized appreciation (depreciation) on investments	885,748	1,370,752	(2,886,123)

Increase (decrease) in net assets from operations	2,230,338	3,955,676	(1,363,896)

Dividends and distributions to shareholders:
From net investment income:
Class McMorgan shares	(812,531)	(1,906,644)	(1,503,022)
Class Z shares	(249,243)	(1,489,686)	(1,111,638)
Class R1 shares	(17)	(55)	(42)
Class R2 shares	(16)	(52)	(39)
From capital gains:
Class McMorgan shares	—	—	(180,169)
Class Z shares	—	—	(143,849)
Class R1 shares	—	—	(5)
Class R2 shares	—	—	(5)

Total dividends and distributions to shareholders	(1,061,807)	(3,396,437)	(2,938,769)

Capital share transactions:
Net proceeds from sale of shares:
Class McMorgan shares	19,838,357	7,244,581	19,483,520
Class Z shares	1,943,263	4,557,913	6,260,344
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions:
Class McMorgan shares	812,531	1,904,162	1,675,943
Class Z shares	249,243	1,489,686	1,255,445
Class R1 shares	13	55	47
Class R2 shares	12	52	44

	22,843,419	15,196,449	28,675,343
Cost of shares redeemed:
Class McMorgan shares	(4,927,401)	(10,833,289)	(15,803,182)
Class Z shares	(15,441,753)	(4,908,988)	(5,278,292)
Class R1 shares	(1,139)	—	(75)
Class R2 shares	(1,127)	—	(75)

Increase (decrease) in net assets derived from capital share transactions	2,471,999	(545,828)	7,593,719

Total increase in net assets	3,640,530	13,411	3,291,054
Net Assets:
Beginning of period	66,670,177	66,656,766	63,365,712

End of period (including undistributed net investment income of $118,545, $74,328, and $248,475, respectively)	$70,310,707	$66,670,177	$66,656,766

*	The Fund changed its fiscal year end from June 30 to October 31.

See accompanying notes to financial statements.

Fixed Income Fund	McMorgan Funds
Financial Highlights

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Class McMorgan
	Period Ended
	October 31,		Year Ended June 30,
	2007*		2007	2006		2005		2004	2003

Net asset value, at beginning of period	$10.57		$10.49	$11.19		$10.88		$11.71	$10.86

Income from investment operations:
Net investment income	0.17	(d)	0.53	0.46		0.40		0.46	0.53
Net realized and unrealized gain (loss) on investments	0.17		0.10	(0.67)		0.40		(0.61)	0.86

Total from investment operations	0.34		0.63	(0.21)		0.80		(0.15)	1.39

Less dividends and distributions:
From net investment income	(0.16)		(0.55)	(0.44)		(0.39)		(0.46)	(0.54)
From capital gains	—		—	(0.05)		(0.10)		(0.22)	—

Total dividends and distributions	(0.16)		(0.55)	(0.49)		(0.49)		(0.68)	(0.54)

Net asset value, at end of period	$10.75		$10.57	$10.49		$11.19		$10.88	$11.71

Total return	3.18	%(a)	6.12%	(1.90)%		7.42%		(1.29)%	13.06%
Ratios/Supplemental Data:
Net assets, at end of period (in 000’s)	$52,528		$35,818	$37,156		$34,203		$38,484	$39,753
Ratio of expenses to average net assets before reimbursement of expenses by Advisor	0.87	%†	0.75%	0.80%		0.79%		0.77%	0.83%
Ratio of expenses to average net assets after reimbursement of expenses by Advisor	0.50	%†	0.50%	0.50%		0.50%		0.50%	0.50%
Ratio of net investment income to average net assets before reimbursement of expenses by Advisor	4.45	%†	4.61%	3.97%		3.18%		3.82%	4.41%
Ratio of net investment income to average net assets after reimbursement of expenses by Advisor	4.83	%†	4.86%	4.27%		3.47%		4.09%	4.74%
Portfolio turnover	69%		341%	287	%(b)	347	%(b)	231.21%	142.48%

See accompanying notes to financial statements.

Fixed Income Fund
Financial Highlights (continued)

	Class Z
	Period Ended
	October 31,		Year Ended June 30,
	2007*		2007	2006		2005		2004	2003

Net asset value, at beginning of period	$10.58		$10.49	$11.20		$10.88		$11.71	$10.86

Income from investment operations:
Net investment income	0.16	(d)	0.50	0.43		0.35		0.42	0.52
Net realized and unrealized gain (loss) on investments	0.16		0.11	(0.68)		0.43		(0.60)	0.84

Total from investment operations	0.32		0.61	(0.25)		0.78		(0.18)	1.36

Less dividends and distributions:
From net investment income	(0.15)		(0.52)	(0.41)		(0.36)		(0.43)	(0.51)
From capital gains	—		—	(0.05)		(0.10)		(0.22)	—

Total dividends and distributions	(0.15)		(0.52)	(0.46)		(0.46)		(0.65)	(0.51)

Net asset value, at end of period	$10.75		$10.58	$10.49		$11.20		$10.88	$11.71

Total return	3.09	%(a)	5.86%	(2.24)%		7.26%		(1.53)%	12.80%
Ratios/Supplemental Data:
Net assets, at end of period (in 000’s)	$17,783		$30,850	$29,499		$29,161		$25,690	$15,646
Ratio of expenses to average net assets before reimbursement of expenses by Advisor	1.12	%†	1.00%	1.05%		1.04%		1.02%	1.08%
Ratio of expenses to average net assets after reimbursement of expenses by Advisor	0.75	%†	0.75%	0.75%		0.75%		0.75%	0.75%
Ratio of net investment income to average net assets before reimbursement of expenses by Advisor	4.07	%†	4.36%	3.72%		2.93%		3.57%	4.16%
Ratio of net investment income to average net assets after reimbursement of expenses by Advisor	4.45	%†	4.61%	4.02%		3.22%		3.84%	4.49%
Portfolio turnover	69%		341%	287	%(b)	347	%(b)	231.21%	142.48%

See accompanying notes to financial statements.

McMorgan Funds Financial Highlights (continued)

	Class R1
	Period Ended
	October 18,		Year Ended June 30,
	2007**		2007	2006		2005		2004***

Net asset value, at beginning of period	$10.58		$10.49	$11.20		$10.88		$11.11

Income from investment operations:
Net investment income	0.15	(d)	0.51	0.45		0.39		0.20
Net realized and unrealized gain (loss) on investments	0.16		0.12	(0.68)		0.41		(0.24)

Total from investment operations	0.31		0.63	(0.23)		0.80		(0.04)

Less dividends and distributions:
From net investment income	(0.16)		(0.54)	(0.43)		(0.38)		(0.19)
From capital gains	—		—	(0.05)		(0.10)		—

Total dividends and distributions	(0.16)		(0.54)	(0.48)		(0.48)		(0.19)

Net asset value, at end of period	$10.73	(c)	$10.58	$10.49		$11.20		$10.88

Total return	2.96	%(a)	6.02%	(2.08)%		7.42%		(0.42	)%(a)
Ratios/Supplemental Data:
Net assets, at end of period (in 000’s)	$1	(c)	$1	$1		$1		$1
Ratio of expenses to average net assets before reimbursement of expenses by Advisor	0.97	%†	0.85%	0.90%		0.81%		0.87	%†
Ratio of expenses to average net assets after reimbursement of expenses by Advisor	0.60	%†	0.60%	0.60%		0.50%		0.60	%†
Ratio of net investment income to average net assets before reimbursement of expenses by Advisor	3.96	%†	4.51%	3.87%		3.06%		3.72	%†
Ratio of net investment income to average net assets after reimbursement of expenses by Advisor	4.23	%†	4.76%	4.17%		3.36%		3.99	%†
Portfolio turnover	69%		341%	287	%(b)	347	%(b)	231.21%

See accompanying notes to financial statements.

Fixed Income Fund
Financial Highlights (continued)

	Class R2
	Period Ended
	October 18,		Year Ended June 30,
	2007**		2007	2006		2005		2004***

Net asset value, at beginning of period	$10.56		$10.48	$11.18		$10.88		$11.11

Income from investment operations:
Net investment income	0.14	(d)	0.48	0.42		0.34		0.18
Net realized and unrealized gain (loss) on investments	0.17		0.11	(0.67)		0.41		(0.24)

Total from investment operations	0.31		0.59	(0.25)		0.75		(0.06)

Less dividends and distributions:
From net investment income	(0.15)		(0.51)	(0.40)		(0.35)		(0.17)
From capital gains	—		—	(0.05)		(0.10)		—

Total dividends and distributions	(0.15)		(0.51)	(0.45)		(0.45)		(0.17)

Net asset value, at end of period	$10.72	(c)	$10.56	$10.48		$11.18		$10.88

Total return	2.97	%(a)	5.66%	(2.24)%		6.97%		(0.58	)%(a)
Ratios/Supplemental Data:
Net assets, at end of period (in 000’s)	$1	(c)	$1	$1		$1		$1
Ratio of expenses to average net assets before reimbursement of expenses by Advisor	1.22	%†	1.10%	1.15%		1.06%		1.12	%†
Ratio of expenses to average net assets after reimbursement of expenses by Advisor	0.85	%†	0.85%	0.85%		0.75%		0.85	%†
Ratio of net investment income to average net assets before reimbursement of expenses by Advisor	3.73	%†	4.26%	3.62%		2.73%		3.47	%†
Ratio of net investment income to average net assets after reimbursement of expenses by Advisor	4.00	%†	4.51%	3.92%		3.03%		3.74	%†
Portfolio turnover	69%		341%	287	%(b)	347	%(b)	231.21%

*	The Fund changed its fiscal year end from June 30 to October 31.

**	Class R1 and R2 were fully redeemed on October 18, 2007.
***	Class R1 and R2 commenced operations on January 2, 2004.
(a)	Total return in not annualized.
(b)	The portfolio turnover not including mortgage dollar rolls for the years ended June 30, 2006 and 2005 is 96% and 216%, respectively.
(c)	Net asset value and net assets at end of period represent date of last redemption.
(d)	Per share data based on average shares outstanding during the period.
†	Annualized.

See accompanying notes to financial statements.

High Yield Fund	McMorgan Funds
Portfolio of Investments
OCTOBER 31, 2007
Long-Term Bonds 95.8%
Corporate Bonds 89.1%

	Principal
	Amount	Value

Advertising – 0.5%
Lamar Media Corp. 6.625%, due 8/15/15 (a)	$550,000	$526,625

Aerospace & Defense – 1.0%
DRS Technologies, Inc. 7.625%, due 2/1/18	464,000	474,440
Moog, Inc. 6.25%, due 1/15/15	243,000	238,140
TransDigm, Inc. 7.75%, due 7/15/14	452,000	459,910

		1,172,490

Auto Components – 1.1%
Accuride Corp. 8.50%, due 2/1/15	324,000	304,560
Commercial Vehicle Group, Inc. 8.00%, due 7/1/13	284,000	272,640
Cooper Standard Automotive, Inc. 8.375%, due 12/15/14 (b)	365,000	324,850
Lear Corp. 8.50%, due 12/1/13	403,000	392,421

		1,294,471

Auto Manufacturers – 1.3%
Ford Motor Co. 7.45%, due 7/16/31	250,000	197,500
*General Motors Corp. 8.375%, due 7/15/33 (b)	1,440,000	1,310,400

		1,507,900

Beverages – 0.3%
Cott Beverages USA, Inc. 8.00%, due 12/15/11	340,000	328,950

Building Materials & Components – 0.3%
Ahern Rentals, Inc. 9.25%, due 8/15/13	350,000	333,375

Building Products – 1.5%
CPG International, Inc. 10.50%, due 7/1/13	305,000	305,000
Da-Lite Screen Co., Inc. 9.50%, due 5/15/11	402,000	420,592
KI Holdings, Inc. 9.875%, beginning 11/15/09 (zero coupon), due 11/15/14	277,000	237,527
Nortek, Inc. 8.50%, due 9/1/14	453,000	400,905
NTK Holdings, Inc. (zero coupon), due 3/1/14 (b)	306,000	200,430
Ply Gem Industries, Inc. 9.00%, due 2/15/12 (b)	222,000	180,930

		1,745,384

Capital Markets – 2.9%
*TRAINS HY-2006-1 7.184%, due 5/1/16 (a)(c)	3,363,000	3,304,921

Chemicals – 2.4%
Equistar Chemicals, L.P./Equistar Funding Corp. 10.125%, due 9/1/08	27,000	27,877
Huntsman International LLC 7.375%, due 1/1/15	391,000	413,482
Innophos, Inc. 8.875%, due 8/15/14	543,000	547,072
Invista 9.25%, due 5/1/12 (a)	560,000	590,800
MacDermid, Inc. 9.50%, due 4/15/17 (a)	290,000	276,950
Mosaic Global Holdings, Inc. 7.375%, due 12/1/14 (a)	144,000	152,280
7.625%, due 12/1/16 (a)(b)	133,000	143,307
Rockwood Specialties Group, Inc. 7.50%, due 11/15/14	195,000	195,000
Westlake Chemical Corp. 6.625%, due 1/15/16	479,000	458,642

		2,805,410

Coal – 0.2%
International Coal Group 10.25%, due 7/15/14	280,000	271,600

Commercial Services & Supplies – 8.1%
Actuant Corp. 6.875%, due 6/15/17 (a)	570,000	570,000
Allied Waste North America 6.875%, due 6/1/17	460,000	460,000
7.875%, due 4/15/13	770,000	793,100
American Railcar Industries, Inc. 7.50%, due 3/1/14	490,000	483,875
Aramark Corp. 8.50%, due 2/1/15	509,000	515,362
Ashtead Capital, Inc. 9.00%, due 8/15/16 (a)	107,000	103,790
Corrections Corp. of America 7.50%, due 5/1/11	280,000	283,500
Geo Group, Inc. (The) 8.25%, due 7/15/13	435,000	440,437
H&E Equipment Services 8.375%, due 7/15/16 (b)	461,000	447,170
Hertz Corp. 8.875%, due 1/1/14	535,000	551,050
Mac-Gray Corp. 7.625%, due 8/15/15	459,000	461,295
Mobile Mini, Inc. 6.875%, due 5/1/15	480,000	456,000
Mobile Services Group, Inc. 9.75%, due 8/1/14 (a)	535,000	537,675
Rent-A-Center, Inc. Series B 7.50%, due 5/1/10	461,000	440,255
Rental Service Corp. 9.50%, due 12/1/14	243,000	233,584
Service Corp. International 7.00%, due 6/15/17	645,000	630,487

See accompanying notes to financial statements.

Corporate Bonds (continued)

High Yield Fund (continued)

	Principal
	Amount	Value

Commercial Services & Supplies (continued)
United Rentals North America, Inc. 6.50%, due 2/15/12	$472,250	$488,779
Viant Holdings, Inc. 10.125%, due 7/15/17 (a)	299,000	281,060
Waste Services, Inc. 9.50%, due 4/15/14	524,000	524,000
WCA Waste Corp. 9.25%, due 6/15/14	597,000	617,895

		9,319,314

Construction Materials – 0.4%
Texas Industries, Inc. 7.25%, due 7/15/13	88,000	88,000
U.S. Concrete, Inc. 8.375%, due 4/1/14	369,000	335,790

		423,790

Containers & Packaging – 2.2%
AEP Industries, Inc. 7.875%, due 3/15/13	129,000	125,130
Berry Plastics Holding Corp. 8.875%, due 9/15/14	435,000	445,875
10.25%, due 3/1/16	398,000	382,080
Crown Americas LLC/Crown Americas Capital Corp. 7.625%, due 11/15/13	380,000	386,650
Graham Packaging Co., Inc. 8.50%, due 10/15/12	144,000	142,920
9.875%, due 10/15/14 (b)	195,000	193,050
Plastipak Holdings, Inc. 8.50%, due 12/15/15 (a)	265,000	272,950
Pregis Corp. 12.375%, due 10/15/13	490,000	534,100

		2,482,755

Diversified Financial Services – 8.0%
Altra Industrial Motion, Inc. 9.00%, due 12/1/11	430,000	432,150
Couche-Tard U.S. L.P. 7.50%, due 12/15/13	391,000	395,887
*Ford Motor Credit Co. 9.875%, due 8/10/11	1,412,000	1,409,864
*General Motors Acceptance Corp. 6.875%, due 9/15/11	936,000	862,629
Global Cash Access LLC/Global Cash Finance Corp. 8.75%, due 3/15/12	353,000	365,355
Hawker Beechcraft Acquisition Co. LLC/Hawker Beechcraft Notes Co. 8.50%, due 4/1/15 (a)(b)	173,000	176,027
9.75%, due 4/1/17 (a)	347,000	353,072
Idearc, Inc. 8.00%, due 11/15/16	821,000	823,052
JOSTENS IH Corp. 7.625%, due 10/1/12	535,000	549,712
KAR Holdings, Inc. 8.75%, due 5/1/14 (a)	450,000	434,250
KRATON Polymers LLC/KRATON Polymers Capital Corp. 8.125%, due 1/15/14	406,000	389,760
Diversified Financial Services (continued)
Nalco Finance Holdings, Inc. 9.00%, beginning 2/1/09 (zero coupon), due 2/1/14	299,000	272,090
PGS Solutions, Inc. 9.625%, due 2/15/15 (a)	435,000	402,375
Pinnacle Foods LLC/Pinnacle Foods Financial Corp. 9.25%, due 4/1/15 (a)	246,000	233,700
10.625%, due 4/1/17 (a)(b)	244,000	227,530
PNA Intermediate Holdings Corp. 12.558%, due 2/15/13 (a)(d)(e)	270,000	265,275
Rainbow National Services LLC 10.375%, due 9/1/14 (a)	149,000	163,900
Snoqualmie Entertainment Authority 9.125%, due 2/1/15 (a)	450,000	442,125
Southern Star Central Corp. 6.75%, due 3/1/16	162,000	153,090
Travelport LLC 10.246%, due 9/1/14 (d)	566,000	568,830
Yankee Acquisition Corp. 8.50%, due 2/15/15	150,000	140,625
9.75%, due 2/15/17 (b)	100,000	92,500

		9,153,798

Diversified Telecommunication Services – 1.7%
Cincinnati Bell, Inc. 8.375%, due 1/15/14	428,000	429,070
GCI, Inc. 7.25%, due 2/15/14	479,000	437,686
Qwest Capital Funding, Inc. 6.875%, due 7/15/28	682,000	579,700
Time Warner Telecommunications Holdings, Inc. 9.25%, due 2/15/14	468,000	486,135

		1,932,591

Electric Utilities – 4.2%
CMS Energy Corp. 8.50%, due 4/15/11	767,000	822,413
Edison Mission Energy 7.00%, due 5/15/17 (a)	200,000	195,500
* 7.50%, due 6/15/13	848,000	859,660
Energy Future Holdings 10.875%, due 11/1/17 (a)	550,000	556,187
Inergy, L.P./Inergy Finance Corp. 6.875%, due 12/15/14	387,000	379,260
*Mirant North America LLC 7.375%, due 12/31/13	930,000	942,787
Sierra Pacific Resources 6.75%, due 8/15/17	516,000	499,158
Texas Competitive Electric Holdings Co. LLC 10.25%, due 11/1/15 (a)	550,000	552,750
TXU Corp. Series P 5.55%, due 11/15/14	44,250	34,515

		4,842,230

See accompanying notes to financial statements.

Corporate Bonds (continued)

McMorgan Funds

	Principal
	Amount	Value

Electronic Equipment & Instruments – 0.4%
Itron, Inc. 7.75%, due 5/15/12	$520,000	$512,200

Energy Equipment & Services – 0.3%
Pride International, Inc. 7.375%, due 7/15/14	317,000	324,925

Engineering & Construction – 0.4%
Esco Corp. 8.625%, due 12/15/13 (a)	450,000	457,875

Food & Staples Retailing – 0.2%
Stater Brothers Holdings, Inc. 8.125%, due 6/15/12	273,000	275,730

Food Products – 1.0%
Del Monte Corp. 6.75%, due 2/15/15	280,000	272,300
8.625%, due 12/15/12	280,000	285,600
Reddy Ice Holdings, Inc. 10.50%, beginning 11/1/08 (zero coupon), due 11/1/12	638,000	609,290

		1,167,190

Health Care Equipment & Supplies – 1.6%
Bausch & Lomb, Inc. 9.875%, due 11/1/15 (a)	470,000	484,100
Cooper Cos. (The), Inc. 7.125%, due 2/15/15	400,000	396,000
Fresenius Medical Capital Trust IV 7.875%, due 6/15/11	240,000	250,800
Hanger Orthopedic Group, Inc. 10.25%, due 6/1/14	218,000	226,720
Norcross Safety Products LLC Series B 9.875%, due 8/15/11	295,000	306,062
Safety Products Holdings, Inc. Series B 11.75%, due 1/1/12 (e)	127,096	135,357

		1,799,039

Health Care Providers & Services – 2.5%
DaVita, Inc. 7.25%, due 3/15/15	258,000	260,902
HCA, Inc. 5.75%, due 3/15/14	394,000	330,960
6.25%, due 2/15/13	44,000	39,050
9.25%, due 11/15/16	800,000	842,000
IASIS Healthcare LLC 8.75%, due 6/15/14	295,000	297,950
Res-Care, Inc. 7.75%, due 10/15/13	431,000	426,690
Tenet Healthcare Corp. 6.50%, due 6/1/12	111,000	94,072
7.375%, due 2/1/13	44,000	37,400
9.25%, due 2/1/15	442,000	388,960
9.875%, due 7/1/14	111,000	101,010

		2,818,994

Hotels, Restaurants & Leisure – 7.5%
Fontainebleau Las Vegas Holdings LLC/ Fontainebleau Las Vegas Capital Corp. 10.25%, due 6/15/15 (a)	600,000	561,000
Herbst Gaming, Inc. 8.125%, due 6/1/12	457,000	410,157
Indianapolis Downs LLC & Capital Corp. 11.00%, due 11/1/12 (a)	395,000	396,975
Inn of the Mountain Gods Resort & Casino 12.00%, due 11/15/10	320,000	337,600
Majestic Star Casino LLC/ Majestic Star Casino Capital Corp. II 9.75%, due 1/15/11	290,000	246,500
Mandalay Resort Group 6.375%, due 12/15/11	571,000	568,145
MGM Mirage 5.875%, due 2/27/14	369,000	342,247
Mohegan Tribal Gaming Authority 7.125%, due 8/15/14	221,000	216,580
Pinnacle Entertainment, Inc. 8.75%, due 10/1/13	339,000	352,560
Pokagon Gaming Authority 10.375%, due 6/15/14 (a)	324,000	358,020
San Pasqual Casino 8.00%, due 9/15/13 (a)	427,000	431,270
Scientific Games Corp. 6.25%, due 12/15/12	424,000	407,040
Seneca Gaming Corp. 7.25%, due 5/1/12	332,000	334,490
Shingle Springs Tribal Gaming Authority 9.375%, due 6/15/15 (a)	450,000	452,250
Six Flags, Inc. 8.875%, due 2/1/10	103,000	87,807
9.75%, due 4/15/13	118,000	97,055
Speedway Motorsports, Inc. 6.75%, due 6/1/13	450,000	444,375
Station Casinos, Inc. 7.75%, due 8/15/16	406,000	397,372
Steinway Musical Instruments, Inc. 7.00%, due 3/1/14 (a)	570,000	540,075
Tunica-Biloxi Gaming Authority 9.00%, due 11/15/15 (a)	290,000	301,600
Turning Stone Resort Casino Enterprise 9.125%, due 12/15/10 (a)	181,000	184,620
9.125%, due 9/15/14 (a)	269,000	278,415
Vail Resorts, Inc. 6.75%, due 2/15/14	273,000	269,588
Wynn Las Vegas LLC 6.625%, due 12/1/14	594,000	583,605

		8,599,346

Household Durables – 2.1%
ALH Finance LLC 8.50%, due 1/15/13	553,000	543,323
KB Home 5.75%, due 2/1/14	360,000	323,550
Norcraft Cos., L.P./Norcraft Finance Corp. 9.00%, due 11/1/11	129,000	132,225

See accompanying notes to financial statements.

Corporate Bonds (continued)

High Yield Fund (continued)

	Principal
	Amount	Value

Household Durables (continued)
Norcraft Holdings L.P. 9.75%, beginning 9/1/08 (zero coupon), due 9/1/12	$361,000	$321,290
Sealy Mattress Co. 8.25%, due 6/15/14	424,000	421,880
Simmons Co.
7.875%, due 1/15/14	302,000	289,165
10.00%, beginning 12/15/09 (zero coupon), due 12/15/14	428,000	345,610

		2,377,043

Household Products – 1.2%
American Greetings Corp. 7.375%, due 6/1/16	560,000	548,800
JohnsonDiversey Holdings, Inc. 10.67%, due 5/15/13	421,000	435,735
JohnsonDiversey, Inc. Series B 9.625%, due 5/15/12	353,000	366,238

		1,350,773

IT Services – 0.9%
Activant Solutions, Inc. 9.50%, due 5/1/16	284,000	259,150
Iron Mountain, Inc. 8.75%, due 7/15/18 (b)	344,000	361,200
Sungard Data Systems, Inc. 9.125%, due 8/15/13	423,000	431,460

		1,051,810

Leisure Equipment & Products – 0.6%
Leslie’s Poolmart 7.75%, due 2/1/13	483,000	458,850
True Temper Sports, Inc. 8.375%, due 9/15/11	377,000	252,590

		711,440

Machinery – 1.2%
Baldor Electric Co. 8.625%, due 2/15/17	310,000	323,175
Columbus McKinnon Corp. 8.875%, due 11/1/13	684,000	711,360
Gardner Denver, Inc. 8.00%, due 5/1/13	328,000	334,560

		1,369,095

Machinery & Engineering – 0.2%
Douglas Dynamics LLC 7.75%, due 1/15/12 (a)	270,000	243,000

Media – 9.8%
Adelphia Communications Corp. (Escrow shares) 13.00%, due 2/15/16 (f)(g)(j)	468,000	78,390
Affinity Group, Inc. 9.00%, due 2/15/12	332,000	332,000
Allbritton Communications Co. 7.75%, due 12/15/12	560,000	568,400
AMC Entertainment, Inc. 8.00%, due 3/1/14	258,000	252,195
Media (continued)
*CCH I LLC 11.00%, due 10/1/15	967,000	937,990
CCH II LLC/CCH II Capital Corp. 10.25%, due 9/15/10	369,000	376,380
CCO Holdings LLC/CCO Holdings Capital Corp. 8.75%, due 11/15/13	147,000	147,000
CSC Holdings, Inc. 6.75%, due 4/15/12	608,000	588,240
7.625%, due 7/15/18	240,000	230,400
Dex Media, Inc. 8.00%, due 11/15/13	291,000	291,728
DirectTV Holdings, Inc.
8.375%, due 3/15/13	387,000	404,415
EchoStar DBS Corp. 5.75%, due 10/1/08	465,000	463,838
ION Media Networks, Inc. 11.00%, due 7/31/13	502,500	339,188
LBI Media, Inc. 8.50%, due 8/1/17 (a)	595,000	600,950
Mediacom Broadband LLC 8.50%, due 10/15/15	406,000	399,910
Medianews Group, Inc. 6.375%, due 4/1/14	520,000	384,800
Nexstar Finance Holdings LLC 11.375%, beginning 4/1/08 (zero coupon), due 4/1/13	343,000	341,285
Nexstar Finance, Inc. 7.00%, due 1/15/14	295,000	283,200
PanAmSat Corp. 9.00%, due 8/15/14	257,000	262,140
R.H. Donnelley Corp. 8.875%, due 1/15/16	468,000	468,000
8.875%, due 10/15/17 (a)	413,000	413,000
River Rock Entertainment Authority 9.75%, due 11/1/11	221,000	228,735
Salem Communications Corp. 7.75%, due 12/15/10	560,000	562,100
Sinclair Broadcast Group, Inc. 8.00%, due 3/15/12	273,000	280,508
Umbrella Acquisition 9.75%, due 3/15/15 (a)(b)(e)	560,000	548,800
Vertis, Inc. Series B 10.875%, due 6/15/09 (b)	269,000	248,825
13.50%, due 12/7/09 (a)(b)	221,000	150,280
Warner Music Group 7.375%, due 4/15/14	332,000	294,650
WMG Holdings Corp. 9.50%, beginning 12/15/09 (zero coupon), due 12/15/14	446,000	327,810
Young Broadcasting, Inc. 8.75%, due 1/15/14	74,000	63,825
10.00%, due 3/1/11	375,000	352,500

		11,221,482

Metals & Mining – 2.4%
Aleris International, Inc. 9.00%, due 12/15/14 (e)	88,000	79,420

See accompanying notes to financial statements.

Corporate Bonds (continued)

McMorgan Funds

	Principal
	Amount	Value

Metals & Mining (continued)
Century Aluminum Co. 7.50%, due 8/15/14	$350,000	$350,875
Freeport-McMoRan Copper & Gold, Inc. 8.25%, due 4/1/15	490,000	529,200
8.375%, due 4/1/17	490,000	536,550
International Steel Group, Inc. 6.50%, due 4/15/14	258,000	264,860
Mueller Water Products, Inc. 7.375%, due 6/1/17	290,000	269,700
PNA Group, Inc. 10.75%, due 9/1/16	269,000	275,053
Steel Dynamics, Inc. 6.75%, due 4/1/15 (a)	480,000	459,600

		2,765,258

Multiline Retail – 0.5%
Neiman-Marcus Group, Inc. 9.00%, due 10/15/15 (e)	501,000	528,555

Multi-Utilities & Unregulated Power – 3.3%
AES Corp. (The) 8.75%, due 5/15/13 (a)	619,000	654,593
NRG Energy, Inc. 7.25%, due 2/1/14	273,000	273,000
7.375%, due 2/1/16	630,000	628,425
Reliant Energy, Inc. 6.75%, due 12/15/14	313,000	318,478
7.625%, due 6/15/14	775,000	781,781
*Williams Cos., Inc. 7.625%, due 7/15/19	1,032,000	1,119,720

		3,775,997

Oil & Gas – 8.0%
Allis-Chalmers Energy, Inc. 8.50%, due 3/1/17	105,000	102,638
9.00%, due 1/15/14	369,000	373,613
Chaparral Energy, Inc. 8.50%, due 12/1/15	535,000	498,888
Chesapeake Energy Corp. 6.50%, due 8/15/17	369,000	356,085
6.625%, due 1/15/16	358,000	350,840
6.875%, due 1/15/16	295,000	293,525
Complete Production Services, Inc. 8.00%, due 12/15/16	462,000	448,140
Comstock Resources, Inc. 6.875%, due 3/1/12	284,000	272,640
Denbury Resources, Inc. 7.50%, due 12/15/15	407,000	413,105
Dynegy Holdings, Inc. 7.75%, due 6/1/19 (a)	910,000	854,263
El Paso Corp. 7.00%, due 6/15/17	560,000	561,144
Encore Acquisition Co. 7.25%, due 12/1/17	424,000	405,980
Exco Resources, Inc. 7.25%, due 1/15/11	325,000	320,938
Ferrellgas, L.P. 6.75%, due 5/1/14	435,000	428,475
Hilcorp Energy I, L.P. 9.00%, due 6/1/16 (a)	291,000	301,913
Oil & Gas (continued)
MarkWest Energy Partners, L.P. Series B 6.875%, due 11/1/14	590,000	551,650
Plains Exploration & Production Co. 7.00%, due 3/15/17	375,000	356,250
SESI LLC 6.875%, due 6/1/14	558,000	541,260
Swift Energy Co. 7.625%, due 7/15/11	203,000	205,030
Targa Resources, Inc. 8.50%, due 11/1/13 (a)	535,000	540,350
Tesoro Corp. 6.50%, due 6/1/17 (a)	230,000	227,125
Transcontinental Gas Pipeline Corp. 6.40%, due 4/15/16	560,000	569,800
Whiting Petroleum Corp. 7.00%, due 2/1/14	218,000	214,458

		9,188,110

Paper & Forest Products – 1.5%
Appleton Papers, Inc. 8.125%, due 6/15/11	350,000	347,375
Buckeye Technologies, Inc. 8.00%, due 10/15/10	352,000	350,240
8.50%, due 10/1/13	194,000	199,820
Georgia-Pacific Corp. 8.125%, due 5/15/11	820,000	836,400

		1,733,835

Pharmaceuticals – 0.4%
NBTY, Inc. 7.125%, due 10/1/15	479,000	474,210

Real Estate – 1.5%
American Real Estate Partners, L.P. 7.125%, due 2/15/13	568,000	553,800
Ashton Woods USA LLC 9.50%, due 10/1/15	489,000	364,305
Host Marriott, L.P. 7.125%, due 11/1/13	391,000	396,865
Realogy Corp. 10.50%, due 4/15/14 (a)(b)	425,000	353,281

		1,668,251

Semiconductors & Semiconductor Equipment – 0.7%
Amkor Technologies, Inc. 9.25%, due 6/1/16	535,000	547,038
Freescale Semiconductor, Inc. 8.875%, due 12/15/14	233,000	220,476

		767,514

Specialty Retail – 1.7%
Asbury Automotive Group, Inc. 7.625%, due 3/15/17	370,000	345,950
Claire’s Stores, Inc. 10.50%, due 6/1/17 (a)(b)	590,000	448,400
General Nutrition Centers, Inc. 10.009%, due 3/15/14 (e)	540,000	519,750
Lazy Days RV Center, Inc. 11.75%, due 5/15/12 (b)	372,000	334,800

See accompanying notes to financial statements.

Corporate Bonds (continued)

High Yield Fund (continued)

	Principal
	Amount	Value

Specialty Retail (continued)
Nebraska Book Co., Inc. 8.625%, due 3/15/12	$184,000	$184,460
United Auto Group, Inc. 7.75%, due 12/15/16	144,000	140,040

		1,973,400

Telecommunications – 1.4%
Cricket Communications, Inc. 9.375%, due 11/1/14 (a)	250,000	248,125
MetroPCS Wireless, Inc. 9.25%, due 11/1/14 (a)	258,000	256,065
Qwest Communications International, Inc. 7.50%, due 2/15/14	660,000	668,250
Windstream Corp. 7.00%, due 3/15/19	470,000	462,950

		1,635,390

Transportation Infrastructure – 0.4%
Bristow Group, Inc. 6.125%, due 6/15/13	481,000	470,178

Wireless Telecommunication Services – 1.3%
*American Tower Corp. 7.125%, due 10/15/12	866,000	887,650
Rural Cellular Corp. 8.25%, due 3/15/12	100,000	104,250
Syniverse Technologies Series B 7.75%, due 8/15/13	514,000	506,290

		1,498,190

Total Corporate Bonds (Cost $104,842,578)		102,204,434

Foreign Corporate Bonds 6.7%
Chemicals — 0.3%
Ineos Group Holdings PLC 8.50%, due 2/15/16 (a)(b)	428,000	406,600

Diversified Financial Services – 0.6%
Nell AF SARL 8.375%, due 8/15/15 (a)(b)	273,000	244,335
Petroplus Finance, Ltd. 6.75%, due 5/1/14 (a)	405,000	384,750
7.00%, due 5/1/17 (a)	125,000	117,500

		746,585

Electronic Equipment & Instruments – 0.4%
Flextronics International, Ltd. 6.50%, due 5/15/13	461,000	443,713

Health Care Equipment & Supplies – 0.4%
FMC Finance III S.A. 6.875%, due 7/15/17 (a)	480,000	481,200

Hotels, Restaurants & Leisure – 0.3%
Great Canadian Gaming Corp. 7.25%, due 2/15/15 (a)	395,000	393,025

IT Services – 0.3%
Seagate Technology HDD Holdings 6.80%, due 10/1/16	317,000	311,453

Metals & Mining – 0.8%
Novelis, Inc. 7.25%, due 2/15/15	509,000	488,640
Russel Metals, Inc. 6.375%, due 3/1/14	412,000	391,400

		880,040

Oil & Gas – 2.0%
Compton Petroleum Finance Corp. 7.625%, due 12/1/13	380,000	363,850
*Kinder Morgan Finance Co. ULC 5.70%, due 1/5/16	1,470,000	1,338,078
OPTI Canada, Inc. 8.25%, due 12/15/14 (a)	548,000	549,370

		2,251,298

Semiconductors & Semiconductor Equipment – 0.5%
Magnachip Semiconductor S.A. 8.944%, due 12/15/11 (b)(d)	431,000	384,668
SENSATA TECHNOLOGIES B.V. 8.00%, due 5/1/14	245,000	240,406

		625,074

Specialty Retail – 0.4%
Dollarama Group, L.P. 8.875%, due 8/15/12	409,000	416,158

Wireless Telecommunication Services – 0.7%
Inmarsat Finance PLC 7.625%, due 6/30/12	216,000	223,290
10.375%, beginning 11/15/08
(zero coupon), due 11/15/12	369,000	356,085
Intelsat Bermuda, Ltd. 9.25%, due 6/15/16	221,000	229,288

		808,663

Total Foreign Corporate Bonds (Cost $7,973,408)		7,763,809

Total Long-Term Bonds (Cost $112,815,986)		109,968,243

	Shares

Preferred Stocks 0.7%
Media – 0.7%
ION Media Networks, Inc. 12.00% (f)	3	18,150
Spanish Broadcasting System, Inc. 10.75% Series B (e)	733	774,673

Total Preferred Stocks (Cost $783,011)		792,823

See accompanying notes to financial statements.

McMorgan Funds

	Number of
	Warrants	Value
Warrants 0.0%‡
Media – 0.0%‡
Haights Cross Communications, Inc.
Strike Price $0.001
Expire 12/10/11 (f)(h)(i)(j)	$7	$0	(l)
Preferred Class A
Strike Price $0.001
Expire 12/10/11 (f)(h)(i)(j)	6,225	62

Total Warrants (Cost $62)		62

	Shares

Common Stocks 0.6%
Chemicals – 0.1%
Huntsman Corp.	4,329	114,069

Media – 0.5%
Adelphia Contingent Value Vehicle (f)	454,546	35,795
Haights Cross Communications, Inc. (j)	25,769	248,671
ION Media Networks, Inc.	35,000	2,117
Time Warner Cable, Inc. Class A (f)	9,052	258,797

		545,380

Total Common Stocks (Cost $728,444)		659,449

	Principal
	Amount

Short-Term Investments 6.1%
Federal Agency – 0.1%
Federal Home Loan Bank (Discount Note)
4.40%, due 11/1/07	$125,000	125,000

Total Federal Agency (Cost $125,000)		125,000

Investment Company – 1.8%
Reserve Primary Money Market Fund (k)	2,034,972	2,034,972

Total Investment Company (Cost $2,034,972)		2,034,972

	Shares	Value

Repurchase Agreement – 0.9%
Morgan Stanley & Co. 5.09%, dated 10/31/07 due 11/1/07 Proceeds at Maturity $1,102,437 (Collateralized by various Corporate Bonds, with rates between 4.875%-6.375% and maturity dates between 12/1/07-3/16/37, with a Principal Amount of $1,124,796 and a Market Value of $1,126,934) (k)	$1,102,288	$1,102,288

Total Repurchase Agreement (Cost $1,102,288)		1,102,288

Time Deposits – 3.3%
Calyon 4.875%, due 11/1/07 (k)	2,204,575	2,204,575
National Australia Bank 4.80%, due 11/1/07 (k)	1,102,288	1,102,288
Societe Generale North America, Inc. 5.12%, due 11/2/07 (k)	440,914	440,914

Total Time Deposits (Cost $3,747,777)		3,747,777

Total Short-Term Investments (Cost $7,010,037)		7,010,037

Total Investments (Cost $121,337,540) (m)	103.2%	118,430,614
Liabilities in Excess of Cash and Other Assets	(3.2)	(3,652,684)

Net Assets	100.0%	$114,777,930

*	Among the Fund’s 10 largest holdings, excluding short-term investments. May be subject to change daily.
‡	Less than one-tenth of a percent.
(a)	May be sold to institutional investors only under Rule 144a or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. The total market value of these securities at October 31, 2007 is $24,085,774 which represents 21.0% of the Fund’s net assets.
(b)	Represents a security, or a portion thereof, which is out on loan. The aggregate market value of such securities is $6,707,670; cash collateral of $6,885,037 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(c)	Target Return Index Securities Trust. Static portfolio comprised of 100 High Yield bonds selected from the Lehman Brothers High Yield Index.
(d)	Floating/variable rate. Rate shown is the rate in effect at October 31, 2007.
(e)	PIK (“Payment in Kind”) — Interest or dividend payment is made with additional securities, or paid in cash.
(f)	Non-income producing security.
(g)	Issue in default.

See accompanying notes to financial statements.

High Yield Fund (continued)

(h)	Illiquid security. The total market value of these securities at October 31, 2007 is $62 which represents less than 0.1% of the Fund’s net assets.
(i)	Restricted security. The total market value of these securities at October 31, 2007 is $62 which represents less than 0.1% of the Fund’s net assets.
(j)	Fair valued security. The total market value of these securities at October 31, 2007 is $327,123 which represents 0.3% of the Fund’s net assets.
(k)	Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(l)	Less than one dollar.
(m)	At October 31, 2007, cost is identical for book and federal income tax purposes and net unrealized depreciation is as follows:

Gross unrealized appreciation	$1,103,024
Gross unrealized depreciation	(4,009,950)

Net unrealized depreciation	$(2,906,926)

See accompanying notes to financial statements.

High Yield Fund	McMorgan Funds

Statement of Assets and Liabilities
OCTOBER 31, 2007

ASSETS:
Investment in securities at value (cost $121,337,540) including $6,707,670 market value of securities loaned	$118,430,614
Cash-interest bearing accounts	7,707
Dividends and interest receivable	2,446,267
Receivable for securities sold	871,406
Other assets	5,899

Total assets	121,761,893

LIABILITIES:
Securities lending collateral	6,885,037
Payable to Advisor, net (See Note F)	50,670
Custody fees payable	12,666
Legal fees payable	10,252
Transfer Agent fees payable (See Note F)	5,307
Trustees fees payable	5,068
Administration fees payable (See Note F)	4,596
Accounting fees payable (See Note F)	3,394
Accrued expenses	6,973

Total liabilities	6,983,963

Net Assets	$114,777,930

NET ASSETS CONSIST OF:
Capital paid-in	$119,628,801
Accumulated undistributed net investment income	316,852
Accumulated net realized loss on investments	(2,260,797)
Net unrealized depreciation on investments	(2,906,926)

$114,777,930

Net Assets:
Class McMorgan	$114,777,930

Shares Outstanding:
Class McMorgan	11,637,229

Net asset value and redemption price per share:
Class McMorgan	$9.86

Statement of Operations

	For the	For the
	Period Ended	Year Ended
	10/31/2007*	6/30/2007

INVESTMENT INCOME:
Interest	$3,077,169	$11,095,417
Income from securities loaned – net	21,676	88,602
Dividends	20,121	93,698

Total investment income	3,118,966	11,277,717

Expenses:
Investment advisory fees (See Note F)	189,653	710,496
Administration fees (See Note F)	18,203	69,041
Accounting fees (See Note F)	13,514	44,896
Custodian fees	12,952	37,625
Trustees fees	11,319	28,150
Legal fees	10,399	45,340
Insurance fees	9,479	30,671
Registration expenses	9,388	19,966
Transfer agent fees (See Note F)	5,288	16,505
Report to shareholder expense	3,847	12,493
Auditing fees	—	19,000
Miscellaneous expenses	1,478	4,832

Total expenses	285,520	1,039,015
Expense reimbursed (See Note F)	(1,040)	—

Net expenses	284,480	1,039,015

Net investment income	2,834,486	10,238,702

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	54,924	(693,208)
Redemption in-kind	—	887,575
Net change in unrealized depreciation on investments	(2,128,460)	3,672,081

Net realized and unrealized gain (loss) on investments	(2,073,536)	3,866,448

Increase in net assets from operations	$760,950	$14,105,150

*	The Fund changed its fiscal year end from June 30 to October 31.

See accompanying notes to financial statements.

High Yield Fund
Statement of Changes in Net Assets

	For the	For the	For the
	Period Ended	Year Ended	Year Ended
	10/31/2007*	6/30/2007	6/30/2006

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income	$2,834,486	$10,238,702	$10,926,950
Net realized gain (loss) on investments	54,924	(693,208)	(1,637,052)
Redemption-in-kind	—	887,575	—
Net change in unrealized depreciation on investments	(2,128,460)	3,672,081	(3,291,918)

Increase in net assets from operations	760,950	14,105,150	5,997,980

Dividends and distributions to shareholders:
From net investment income	(2,530,876)	(10,711,029)	(10,470,194)
From capital gains	—	—	(185,264)

Total dividends and distributions to shareholders	(2,530,876)	(10,711,029)	(10,655,458)

Capital share transactions:
Net proceeds from sale of shares	—	1,764,431	31,515,539
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	2,530,876	10,711,029	10,288,697

	2,530,876	12,475,460	41,804,236
Cost of shares redeemed	(72,325)	(55,662,899)	(8,249,945)

Increase (decrease) in net assets derived from capital share transactions	2,458,551	(43,187,439)	33,554,291

Total increase (decrease) in net assets	688,625	(39,793,318)	28,896,813
Net Assets:
Beginning of period	114,089,305	153,882,623	124,985,810

End of period (including undistributed net investment income of $316,852, $13,242 and 684,507, respectively)	$114,777,930	$114,089,305	$153,882,623

*	The Fund changed its fiscal year end from June 30 to October 31.

See accompanying notes to financial statements.

High Yield Fund	McMorgan Funds
Financial Highlights

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Class McMorgan
	Period Ended					Period Ended
	October 31,		Year Ended June 30,			June 30,
	2007**		2007	2006	2005	2004 *

Net asset value, at beginning of period	$10.02		$9.84	$10.14	$9.94	$10.00

Income from investment operations:
Net investment income	0.25		0.74	0.75	0.72	0.48
Net realized and unrealized gain (loss) on investments	(0.19)		0.20	(0.31)	0.25	(0.06)

Total from investment operations	0.06		0.94	0.44	0.97	0.42

Less dividends and distributions:
From net investment income	(0.22)		(0.76)	(0.73)	(0.72)	(0.48)
From capital gains	—		—	(0.01)	(0.05)	—

Total dividends and distributions	(0.22)		(0.76)	(0.74)	(0.77)	(0.48)

Net asset value, at end of period	$9.86		$10.02	$9.84	$10.14	$9.94

Total return	0.63	%(a)	9.78%	4.45%	9.94%	4.23	%(a)
Ratios/Supplemental Data:
Net assets, at end of period (in 000’s)	$114,778		$114,089	$153,883	$124,986	$55,890
Ratio of expenses to average net assets before reimbursement of expenses by Advisor	0.75	%†	0.73%	0.72%	0.75%	0.81	%†
Ratio of expenses to average net assets after reimbursement of expenses by Advisor	0.75	%†	0.73%	0.74%	0.75%	0.75	%†
Ratio of net investment income to average net assets before reimbursement of expenses by Advisor	7.47	%†	7.21%	7.56%	7.24%	7.62	%†
Ratio of net investment income to average net assets after reimbursement of expenses by Advisor	7.47	%†	7.21%	7.54%	7.24%	7.68	%†
Portfolio turnover	7%		44%	38%	86%	40.00%

*	The Fund commenced operations on November 3, 2003.

**	The Fund changed its fiscal year end from June 30 to October 31.

(a)	Total return is not annualized.

†	Annualized.

See accompanying notes to financial statements.

Balanced Fund
Portfolio of Investments
OCTOBER 31, 2007

Common Stocks 61.5%

	Shares	Value

Consumer Discretionary – 6.3%
American Eagle Outfitters, Inc.	1,035	$24,612
American Greetings Corp. Class A	133	3,503
AutoZone, Inc. (a)	650	80,866
Barnes & Noble, Inc.	73	2,821
Best Buy Co., Inc. (b)	4,127	200,242
Big Lots, Inc. (a)	1,413	33,884
Black & Decker Corp. (The)	869	78,132
Bob Evans Farms, Inc.	77	2,170
BorgWarner, Inc.	403	42,601
Brinker International, Inc.	947	24,044
Brunswick Corp.	366	8,165
Career Education Corp. (a)	49	1,751
CBRL Group, Inc.	53	2,115
CBS Corp. Class B	4,925	141,347
Centex Corp.	1,199	30,047
Clear Channel Communications, Inc.	501	18,923
Darden Restaurants, Inc.	446	19,178
DIRECTV Group, Inc. (The)(a)	9,875	261,490
Dollar Tree Stores, Inc. (a)	1,128	43,202
Dow Jones & Co., Inc.	148	8,852
D.R. Horton, Inc.	1,798	22,817
Eastman Kodak Co. (b)	236	6,764
Expedia, Inc. (a)	644	21,033
Family Dollar Stores, Inc. (b)	1,667	42,258
Ford Motor Co. (a)	1,099	9,748
Gannett Co., Inc.	131	5,556
Gap, Inc. (The)	5,170	97,713
Harman International Industries, Inc.	70	5,894
Harrah’s Entertainment, Inc.	495	43,684
Hasbro, Inc.	1,468	43,820
Home Depot, Inc. (The) (b)	5,600	176,456
IAC/InterActiveCorp. (a)	2,739	80,691
Johnson Controls, Inc.	2,070	90,500
KB Home(b)	780	21,559
Kohl’s Corp. (a)	190	10,444
Leggett & Platt, Inc.	682	13,251
Lennar Corp. Class A (b)	1,833	41,884
Liz Claiborne, Inc.	323	9,196
Lowe’s Cos., Inc.	4,131	111,083
Macy’s, Inc.	1,885	60,377
Mattel, Inc.	324	6,768
McGraw-Hill Cos., Inc. (The)	2,077	103,933
Mohawk Industries, Inc. (a)(b)	137	11,692
Newell Rubbermaid, Inc.	2,703	78,819
NIKE, Inc. Class B	2,700	178,902
Nordstrom, Inc.	141	5,561
NVR, Inc. (a)	41	19,506
Omnicom Group, Inc.	4,199	214,065
Polo Ralph Lauren Corp.	799	54,971
Pulte Homes, Inc.	671	9,958
RadioShack Corp. (b)	1,802	37,157
Regis Corp.	39	1,310
Ross Stores, Inc.	85	2,297
Ruby Tuesday, Inc.	4	64
Sherwin-Williams Co. (The) (b)	1,361	86,995
Sotheby’s Holdings, Inc. Class A (b)	348	18,851
TJX Cos., Inc. (The)	5,169	149,539
Tribune Co.	693	20,970
Viacom, Inc. Class B (a)	7,581	313,019
Consumer Discretionary (continued)
Walt Disney Co. (The)	11,417	395,371
Wendy’s International, Inc.	1,220	42,407

		3,694,828

Consumer Staples – 3.9%
Alberto-Culver Co.	36	936
Altria Group, Inc.	4,587	334,530
Clorox Co. (The)	883	55,249
Coca-Cola Co. (The)	1,305	80,597
Coca-Cola Enterprises, Inc.	3,947	101,872
Corn Products International, Inc.	187	7,955
Dean Foods Co.	464	12,885
Energizer Holdings, Inc. (a)	28	2,920
Estee Lauder Cos., Inc. (The) Class A	370	16,243
General Mills, Inc.	4,313	248,989
J.M. Smucker Co. (The)	150	8,014
Kellogg Co. (The)	155	8,182
Kimberly-Clark Corp.	3,509	248,753
Kraft Foods, Inc. Class A	1,323	44,201
Kroger Co. (The)	766	22,513
Pepsi Bottling Group, Inc. (The)	1,611	69,402
PepsiCo, Inc.	1,080	79,618
*Procter & Gamble Co. (The) (b)	11,560	803,651
Safeway, Inc.	1,621	55,114
Tyson Foods, Inc. Class A (b)	2,709	42,802
Wal-Mart Stores, Inc.	1,212	54,795

		2,299,221

Energy – 8.3%
Cameron International Corp. (a)	233	22,685
Chesapeake Energy Corp.	3,282	129,573
Chevron Corp.	4,430	405,389
Cimarex Energy Co.	756	30,626
ConocoPhillips	6,829	580,192
Devon Energy Corp.	2,872	268,245
ENSCO International, Inc.	1,989	110,370
*ExxonMobil Corp.	14,439	1,328,244
Frontier Oil Corp.	616	28,207
Grant Prideco, Inc. (a)	41	2,016
Halliburton Co.	8,231	324,466
Helmerich & Payne, Inc.	535	16,917
Marathon Oil Corp.	1,389	82,132
Nabors Industries, Ltd. (a)	960	26,957
National Oilwell Varco, Inc. (a)	3,452	252,824
Noble Energy, Inc.	1,295	99,119
Occidental Petroleum Corp.	4,660	321,773
Patterson-UTI Energy, Inc.	1,620	32,303
Pogo Producing Co.	79	4,705
Pride International, Inc. (a)	1,282	47,306
Schlumberger, Ltd. (b)	970	93,673
Sunoco, Inc.	212	15,603
Tesoro Corp.	430	26,028
Tidewater, Inc. (b)	587	32,091
Transocean, Inc. (a)(b)	2,114	252,348
Valero Energy Corp.	4,459	314,047

		4,847,839

Financials – 12.5%
ACE, Ltd.	4,342	263,169
AFLAC, Inc.	5,047	316,851

See accompanying notes to financial statements.

Common Stocks (continued)

McMorgan Funds

	Shares	Value

Financials (continued)
Allstate Corp. (The)	5,511	$288,776
American Express Co.	1,357	82,709
American Financial Group, Inc.	135	4,037
American International Group, Inc.	3,308	208,801
Ameriprise Financial, Inc.	3,124	196,750
AON Corp.	3,887	176,159
Assurant, Inc.	1,325	77,433
Bank of America Corp.	7,699	371,708
Bank of New York Mellon Corp. (The)	7,660	374,191
Capital One Financial Corp.	4,328	283,874
Charles Schwab Corp. (The)	11,480	266,795
*Citigroup, Inc.	18,361	769,326
City National Corp.	101	6,828
Comerica, Inc.	97	4,528
Cullen/Frost Bankers, Inc.	36	1,914
Discover Financial Services	6,553	126,473
Fidelity National Financial, Inc. Class A	399	6,141
First American Corp.	264	7,946
Genworth Financial, Inc. Class A	1,390	37,947
Goldman Sachs Group, Inc. (The)	460	114,043
Hartford Financial Services Group, Inc. (The)	3,160	306,615
HCC Insurance Holdings, Inc.	1,088	32,520
Janus Capital Group, Inc. (b)	1,284	44,311
Jones Lang Lasalle, Inc.	197	18,780
JPMorgan Chase & Co.	10,735	504,545
Lehman Brothers Holdings, Inc.	20	1,267
Lincoln National Corp.	3,058	190,727
Merrill Lynch & Co., Inc.	4,622	305,144
MetLife, Inc.	564	38,831
Morgan Stanley	6,032	405,712
National City Corp.	1,410	34,193
Northern Trust Corp. (b)	2,168	163,055
Old Republic International Corp.	1,684	25,816
PNC Financial Services Group, Inc. (The)	251	18,112
Principal Financial Group, Inc.	3,353	226,898
Prudential Financial, Inc.	3,402	329,041
SLM Corp.	63	2,971
Torchmark Corp.	60	3,910
Travelers Cos., Inc. (The)	4,278	223,354
W.R. Berkley Corp.	1,742	52,417
Wachovia Corp. (b)	561	25,655
Wells Fargo & Co. (b)	5,800	197,258
XL Capital, Ltd. Class A	2,436	175,270

		7,312,801

Health Care – 6.6%
Advanced Medical Optics, Inc. (a)(b)	89	2,443
Aetna, Inc.	5,496	308,710
AmerisourceBergen Corp.	2,496	117,587
Baxter International, Inc.	3,965	237,940
Biogen Idec, Inc. (a)	932	69,378
Boston Scientific Corp. (a)	686	9,515
Cardinal Health, Inc.	1,963	133,543
Cephalon, Inc. (a)(b)	352	25,956
Cigna Corp.	223	11,705
Coventry Health Care, Inc. (a)(b)	2,074	125,083
Covidien, Ltd.	2,670	111,072
DENTSPLY International, Inc.	777	32,230
Edwards Lifesciences Corp. (a)	550	27,621
Endo Pharmaceutical Holdings, Inc. (a)	1,725	50,543
Forest Laboratories, Inc. (a)	858	33,522
Health Care (continued)
Health Net, Inc. (a)	1,014	54,361
Henry Schein, Inc. (a)	78	4,672
Humana, Inc. (a)	2,232	167,288
Invitrogen Corp. (a)	506	45,980
Johnson & Johnson	4,354	283,750
King Pharmaceuticals, Inc. (a)	3,254	34,492
Lincare Holdings, Inc. (a)	212	7,371
McKesson Corp.	4,119	272,266
Medco Health Solutions, Inc. (a)	2,609	246,237
Medtronic, Inc.	3,455	163,905
Merck & Co., Inc.	1,119	65,193
Pfizer, Inc.	27,081	666,463
Schering-Plough Corp.	802	24,477
UnitedHealth Group, Inc.	8,067	396,493
Watson Pharmaceuticals, Inc. (a)(b)	1,423	43,487
WellCare Health Plans, Inc. (a)(b)	293	7,088
Wellpoint, Inc. (a)	568	45,003

		3,825,374

Industrials – 7.2%
AGCO Corp. (a)	939	56,040
Allied Waste Industries, Inc. (a)(b)	2,674	33,799
Avis Budget Group, Inc. (a)	216	4,508
Boeing Co. (The)	4,053	399,585
Caterpillar, Inc.	4,508	336,342
ChoicePoint, Inc. (a)	839	32,989
Con-way, Inc.	112	4,772
CSX Corp.	2,185	97,822
Cummins, Inc.	332	39,827
Dun & Bradstreet Corp.	427	41,355
Equifax, Inc.	76	2,926
FedEx Corp.	2,169	224,144
Fluor Corp.	1,709	270,022
*General Electric Co.	21,549	886,957
HNI Corp. (b)	76	3,295
Honeywell International, Inc.	4,356	263,146
ITT Corp.	125	8,365
Joy Global, Inc.	279	16,199
KBR, Inc. (a)	1,079	46,268
L-3 Communications Holdings, Inc.	419	45,939
Lockheed Martin Corp.	3,011	331,330
Manpower, Inc.	170	12,706
Masco Corp.	3,824	92,082
Norfolk Southern Corp.	1,275	65,854
Northrop Grumman Corp.	201	16,808
Paccar, Inc.	209	11,612
Precision Castparts Corp.	79	11,835
Quanta Services, Inc. (a)	405	13,365
Raytheon Co.	3,665	233,131
Robert Half International, Inc.	420	12,638
Rockwell Automation, Inc.	561	38,642
Ryder System, Inc.	688	32,921
Southwest Airlines Co.	6,034	85,743
Teleflex, Inc.	403	29,504
Thomas & Betts Corp. (a)(b)	428	23,972
Tyco International, Ltd.	6,379	262,623
Union Pacific Corp.	356	45,582
W.W. Grainger, Inc.	43	3,867
Waste Management, Inc.	1,160	42,212

		4,180,727

See accompanying notes to financial statements.

Common Stocks (continued)

Balanced Fund (continued)

	Shares	Value

Information Technology – 11.0%
Affiliated Computer Services, Inc. Class A (a)	849	$43,010
Agilent Technologies, Inc. (a)	638	23,510
Analog Devices, Inc.	2,860	95,696
Apple, Inc. (a)	907	172,285
Applied Materials, Inc.	13,959	271,084
Arrow Electronics, Inc. (a)	950	37,981
Atmel Corp. (a)	134	655
Autodesk, Inc. (a)	941	46,015
Avnet, Inc. (a)	1,464	61,078
BMC Software, Inc. (a)	2,473	83,686
CA, Inc.	342	9,046
Cisco Systems, Inc. (a)	10,835	358,205
Computer Sciences Corp. (a)	2,420	141,304
Compuware Corp. (a)	1,466	14,660
Convergys Corp. (a)	1,801	33,012
CSG Systems International, Inc. (a)	32	657
DST Systems, Inc. (a)	519	43,964
eBay, Inc. (a)	7,011	253,097
Electronic Data Systems Corp.	6,779	146,359
EMC Corp., Massachusetts(a)	15,392	390,803
Google, Inc. Class A (a)(b)	192	135,744
Hewlett-Packard Co.	10,924	564,552
Intel Corp.	10,735	288,772
International Business Machines Corp. (IBM Corp.)	5,475	635,757
Intuit, Inc. (a)	212	6,820
Juniper Networks, Inc. (a)	3,896	140,256
Lam Research Corp. (a)	1,372	68,874
Lexmark International, Inc. (a)	1,249	52,446
MEMC Electronic Materials, Inc. (a)	225	16,475
Micron Technology, Inc. (a)(b)	2,450	25,750
*Microsoft Corp.	29,131	1,072,312
Molex, Inc.	451	12,881
Motorola, Inc.	2,540	47,727
National Semiconductor Corp.	2,127	53,473
Network Appliance, Inc. (a)	4,703	148,097
Novell, Inc. (a)	4,652	35,169
Novellus Systems, Inc. (a)	1,666	47,331
NVIDIA Corp. (a)	2,604	92,130
QLogic Corp. (a)	965	14,986
QUALCOMM, Inc.	2,262	96,655
Sybase, Inc. (a)	217	6,206
Symantec Corp. (a)	11,959	224,590
Synopsys, Inc. (a)	1,581	44,679
Tektronix, Inc.	48	1,817
Tellabs, Inc. (a)	147	1,295
Teradyne, Inc. (a)	2,501	30,862
Tyco Electronics, Ltd.	3,592	128,127
Western Digital Corp. (a)	2,314	59,979
Western Union Co. (The)	274	6,039
Xerox Corp. (a)	7,185	125,306

		6,411,214

Materials – 1.6%
AbitibiBowater, Inc.	180	6,171
Albemarle Corp.	398	19,008
Ashland, Inc.	775	45,508
Ball Corp.	654	32,425
Bemis Co.	65	1,830
Cabot Corp.	334	11,693
Materials (continued)
Carpenter Technology Corp.	13	1,884
CF Industries Holdings, Inc.	120	10,548
Dow Chemical Co. (The)	1,894	85,306
Freeport-McMoran Copper & Gold, Inc. Class B	3,250	382,460
Lubrizol Corp. (The)	727	49,349
Lyondell Chemical Co.	1,679	79,669
Nucor Corp.	248	15,381
Packaging Corp. of America	37	1,178
Pactiv Corp. (a)	1,639	45,023
Sonoco Products Co.	249	7,699
Steel Dynamics, Inc.	47	2,501
Temple-Inland, Inc.	83	4,455
Terra Industries, Inc. (a)	231	8,522
United States Steel Corp.	1,155	124,625

		935,235

Telecommunication Services – 2.6%
Alltel Corp.	771	54,857
AT&T, Inc.	10,497	438,670
CenturyTel, Inc.	452	19,911
Citizens Communications Co.	281	3,698
Embarq Corp.	124	6,562
Qwest Communications International, Inc. (a)(b)	804	5,773
Sprint Nextel Corp. (b)	17,178	293,744
Telephone & Data Systems, Inc. (b)	1,271	88,716
Verizon Communications, Inc.	12,459	573,986

		1,485,917

Utilities – 1.5%
AES Corp. (The) (a)	8,804	188,494
AGL Resources, Inc.	248	9,803
Edison International	4,319	250,891
Entergy Corp.	1,087	130,299
MDU Resources Group, Inc.	111	3,126
NiSource, Inc.	233	4,765
Northeast Utilities	56	1,726
ONEOK, Inc.	909	45,395
Public Service Enterprise Group, Inc.	1,518	145,121
Sempra Energy	1,979	121,728

		901,348

Total Common Stocks (Cost $32,876,988)		35,894,504

	Principal
	Amount

Fixed Income Securities 37.0%
Corporate Bonds 15.2%
Consumer Discretionary – 1.3%
AT&T Broadband Corp.
9.455%, due 11/15/22	$45,000	58,103
CVS Caremark Corp.
5.75%, due 6/1/17	145,000	144,255
Johnson Controls, Inc.
5.25%, due 1/15/11	165,000	165,716
News America, Inc.
5.30%, due 12/15/14	125,000	123,152

See accompanying notes to financial statements.

Corporate Bonds (continued)

McMorgan Funds

	Principal
	Amount	Value

Consumer Discretionary (continued)
Target Corp.
5.875%, due 3/1/12	$85,000	$87,552
Tele-Communications, Inc.
9.80%, due 2/1/12	145,000	167,938

		746,716

Consumer Staples – 0.5%
Diageo Finance B.V.
5.30%, due 10/28/15	130,000	126,393
Safeway, Inc.
6.50%, due 3/1/11	160,000	165,573

		291,966

Energy – 2.5%
ConocoPhillips
8.75%, due 5/25/10	395,000	431,271
Devon Financing Corp.
6.875%, due 9/30/11	85,000	90,141
Devon OEI Operating, Inc.
7.25%, due 10/1/11	85,000	90,823
Dominion Resources, Inc.
5.15%, due 7/15/15	105,000	100,998
EnCana Holdings Finance Corp.
5.80%, due 5/1/14	115,000	116,804
Halliburton Co.
5.50%, due 10/15/10	155,000	157,494
Kinder Morgan Energy Partners, L.P.
6.95%, due 1/15/38	50,000	52,404
Marathon Oil Corp.
6.00%, due 10/1/17	120,000	121,960
ONEOK Partners, L.P.
6.85%, due 10/15/37	45,000	47,015
Valero Energy Corp.
6.625%, due 6/15/37	50,000	51,481
XTO Energy, Inc.
4.90%, due 2/1/14	110,000	106,176
6.25%, due 8/1/17	115,000	119,227

		1,485,794

Financials – 7.8%
Archstone-Smith Trust
5.75%, due 3/15/16	75,000	80,445
Assurant, Inc.
5.625%, due 2/15/14	95,000	93,275
Bank of America Corp.
5.42%, due 3/15/17	85,000	82,554
5.75%, due 8/15/16	65,000	65,042
Capital One Financial Corp.
6.15%, due 9/1/16	85,000	83,030
Citigroup, Inc.
5.00%, due 9/15/14	285,000	276,631
Equifax, Inc.
7.00%, due 7/1/37	70,000	70,929
ERP Operating, L.P.
5.75%, due 6/15/17	60,000	58,091
General Electric Capital Corp.
4.125%, due 9/1/09	210,000	207,903
HSBC Finance Corp.
6.75%, due 5/15/11	510,000	532,174
Financials (continued)
	Principal
	Amount	Value

International Lease Finance Corp.
5.625%, due 9/20/13	170,000	169,964
5.75%, due 6/15/11	100,000	100,997
iStar Financial, Inc.
5.50%, due 6/15/12	115,000	107,311
5.95%, due 10/15/13	55,000	50,993
Jefferies Group, Inc.
7.75%, due 3/15/12	130,000	139,664
John Deere Capital Corp.
5.65%, due 7/25/11	195,000	198,698
JPMorgan Chase & Co.
5.125%, due 9/15/14	295,000	287,783
Kimco Realty Corp.
5.70%, due 5/1/17	75,000	73,125
Lehman Brothers Holdings, Inc.
6.50%, due 7/19/17	90,000	90,641
MBNA America Bank N.A.
7.125%, due 11/15/12	130,000	139,736
MetLife, Inc.
5.50%, due 6/15/14	155,000	155,775
Morgan Stanley
4.75%, due 4/1/14	130,000	123,135
National Rural Utilities Cooperative Finance Corp.
7.25%, due 3/1/12	195,000	209,015
ProLogis
5.50%, due 4/1/12	130,000	128,361
Prudential Financial, Inc.
4.50%, due 7/15/13	175,000	166,714
Realty Income Corp.
5.95%, due 9/15/16	90,000	88,116
Residential Capital LLC
7.875%, due 6/30/10	40,000	29,500
8.00%, due 6/1/12	70,000	51,100
8.00%, due 4/17/13	240,000	175,200
St. Paul Travelers Cos., Inc. (The)
6.25%, due 6/20/16	120,000	124,234
Wachovia Bank N.A.
4.80%, due 11/1/14	220,000	209,437
Wells Fargo & Co.
4.75%, due 2/9/15	185,000	175,555

		4,545,128

Health Care – 0.3%
Abbott Laboratories
5.875%, due 5/15/16	55,000	56,426
Wyeth
6.95%, due 3/15/11	135,000	142,940

		199,366

Industrials – 0.5%
Burlington North Santa Fe Corp.
5.65%, due 5/1/17	80,000	79,133
Northrop Grumman Corp.
7.125%, due 2/15/11	180,000	191,066

		270,199

See accompanying notes to financial statements.

Corporate Bonds (continued)

Balanced Fund (continued)

	Principal
	Amount	Value

Materials – 0.2%
BHP Billiton Finance USA, Ltd.
5.25%, due 12/15/15	$115,000	$112,792

Telecommunication Services – 1.2%
Cisco Systems, Inc.
5.25%, due 2/22/11	105,000	106,110
COX Communications, Inc.
7.125%, due 10/1/12	125,000	133,014
Sprint Capital Corp.
8.75%, due 3/15/32	145,000	165,338
Sprint Nextel Corp.
6.00%, due 12/1/16	50,000	48,076
Vodafone Group PLC
5.50%, due 6/15/11	270,000	272,513

		725,051

Utilities – 0.9%
Exelon Corp.
4.90%, due 6/15/15	115,000	107,895
MidAmerican Energy Holdings Co.
6.125%, due 4/1/36	70,000	69,224
Nisource Finance Corp.
6.40%, due 3/15/18	175,000	177,842
Progress Energy, Inc.
7.75%, due 3/1/31	35,000	41,116
Southern California Edison Co.
5.00%, due 1/15/14	125,000	123,039

		519,116

Total Corporate Bonds (Cost $9,003,899)		8,896,128

Foreign Corporate Bond 0.2%
Telecommunication Services – 0.2%
Telefonica Emisiones SAU
6.221%, due 7/3/17	110,000	113,797

Total Foreign Corporate Bond (Cost $110,000)		113,797

U.S. Government Securities 16.2%
U.S. Government Agency Obligations 8.9%
Federal National Mortgage Association – 3.5%
* 4.75%, due 11/19/12	1,435,000	1,439,865
5.125%, due 4/15/11	545,000	556,714
5.625%, due 7/15/37	25,000	26,518

		2,023,097

Federal National Mortgage Association (Mortgage Pass-Through Securities) – 5.4%
* 5.50%, due 12/1/36	1,537,891	1,515,638
6.00%, due 10/1/37	500,000	504,920
6.054%, due 10/1/36 (c)	246,178	249,520
6.095%, due 10/1/36 (c)	141,722	143,747
6.181%, due 9/1/36 (c)	319,727	324,091
6.50%, due 9/1/33	405,352	417,622

		3,155,538

Total U.S. Government Agency Obligations (Cost $5,115,467)		5,178,635

	Principal
	Amount	Value

U.S. Treasury Obligations 7.3%
Resolution Funding Corp., Residual Funding Strip – 1.8%
* 6.652%, due 7/15/20	1,920,000	1,026,495

United States Treasury Notes – 4.5%
4.00%, due 8/31/09	380,000	380,267
4.25%, due 11/15/13 (b)	65,000	65,096
* 4.625%, due 7/31/12	2,115,000	2,157,960

		2,603,323

United States Treasury Strip – 1.0%
(zero coupon), due 8/15/23	1,320,000	612,761

Total U.S. Treasury Obligations (Cost $4,176,949)		4,242,579

Total U.S. Government Securities (Cost $9,292,416)		9,421,214

Collateralized Mortgage Obligations 5.4%
Federal Home Loan Mortgage Corporation – 0.0%‡
Series 2113 Class QE
6.00%, due 11/15/27	14,179	14,218

Financials – 5.4%
Bear Stearns Commercial Mortgage Securities
Series 2006-T22 Class A4
5.465%, due 4/12/38 (c)	175,000	175,146
Series 2007-T26 Class A4
5.471%, due 1/12/45 (c)	500,000	493,202
Commercial Mortgage Pass-Through Certificates
Series 2006-C8 Class A2B
5.248%, due 12/10/46	275,000	273,752
Greenwich Capital Commercial Funding Corp.
Series 2005-GG5 Class A5
5.224%, due 4/10/37 (c)	420,000	410,962
Series 2004-GG1 Class A7
5.317%, due 6/10/36 (c)	350,000	346,825
GS Mortgage Securities Corp.
Series 2004-GG2 Class A6
5.396%, due 8/10/38 (c)	250,000	248,320
JP Morgan Mortgage Trust
Series 2007-S3 Class 1A96
6.00%, due 8/25/37	123,623	123,532
Series 2007-S3 Class 1A97
6.00%, due 8/25/37	247,246	247,064
*LB-UBS Commercial Mortgage Trust
Series 2007-C2 Class A3
5.43%, due 2/15/40	825,000	811,051

		3,129,854

Total Collateralized Mortgage Obligations (Cost $3,203,257)		3,144,072

Total Fixed Income Securities (Cost $21,609,572)		21,575,211

See accompanying notes to financial statements.

McMorgan Funds

	Shares	Value

Short-Term Investments 4.7%
Investment Company – 1.4%
Reserve Primary Money Market Fund (d)	$811,527	$811,527

Total Investment Company (Cost $811,527)		811,527

	Principal
	Amount

Repurchase Agreement – 0.7%
Morgan Stanley & Co. 5.09%, dated 10/31/07 due 11/1/07 Proceeds at Maturity $439,643 (Collateralized by various Corporate Bonds, with rates between 4.875%-6.375% and maturity dates between 12/1/07-3/16/37, with a Principal Amount of $448,557 and a Market Value of $449,410) (d)	$439,581	439,581

Total Repurchase Agreement (Cost $439,581)		439,581

Time Deposits – 2.6%
Calyon
4.875%, due 11/1/07 (d)	879,160	879,160
National Australia Bank
4.80%, due 11/1/07 (d)	439,581	439,581
Societe Generale North America, Inc.
5.12%, due 11/2/07 (d)	175,833	175,833

Total Time Deposits (Cost $1,494,574)		1,494,574

Total Short-Term Investments (Cost $2,745,682)		2,745,682

Total Investments (Cost $57,232,242) (e)	103.2%	60,215,397
Liabilities in Excess of Cash and Other Assets	(3.2)	(1,893,706)

Net Assets	100.0%	$58,321,691

*	Among the Fund’s 10 largest holdings, excluding short-term investments. May be subject to change daily.

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	Represents a security, or a portion thereof, which is out on loan. The aggregate market value of such securities is $2,658,483; cash collateral of $2,745,682 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.

(c)	Floating/variable rate. Rate shown is the rate in effect at October 31, 2007.

(d)	Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.

(e)	Aggregate cost for federal income tax purposes is $57,561,162 and net unrealized appreciation is as follows:

Gross unrealized appreciation	$3,839,993
Gross unrealized depreciation	(1,185,758)

Net unrealized appreciation	$2,654,235

See accompanying notes to financial statements.

Balanced Fund

Statement of Assets and Liabilities
OCTOBER 31, 2007

ASSETS:
Investment in securities at value (cost $57,232,242) including $2,658,483 market value of securities loaned	$60,215,397
Cash-interest bearing accounts	936,874
Dividends and interest receivable	241,022
Receivable for fund shares sold	115,548
Receivable from Advisor, net	5,983
Other assets	6,040

Total assets	61,520,864

LIABILITIES:
Securities lending collateral	2,745,682
Payable for fund shares redeemed	396,471
Custody fees payable	19,048
Transfer Agent fees payable (See Note F)	15,450
Legal fees payable	3,929
Administration fees payable (See Note F)	3,436
Accounting fees payable (See Note F)	3,285
Trustees fees payable	2,755
12b-1 fees payable (See Note F)	1,893
Payable for securities purchased	1,261
Accrued expenses	5,963

Total liabilities	3,199,173

Net Assets	$58,321,691

NET ASSETS CONSIST OF:
Capital paid-in	$53,871,323
Accumulated undistributed net investment income	151,085
Accumulated net realized gain on investments	1,316,128
Net unrealized appreciation on investments	2,983,155

$58,321,691

Net Assets:
Class McMorgan	$49,895,558

Class Z	8,426,133

$58,321,691

Shares Outstanding:
Class McMorgan	2,410,211

Class Z	407,316

Net asset value and redemption price per share:
Class McMorgan	$20.70

Class Z	$20.69

Statement of Operations

	For the	For the
	Period Ended	Year Ended
	10/31/2007*	6/30/2007

INVESTMENT INCOME:
Interest	$421,728	$1,139,493
Dividends	218,814	711,137
Income from securities loaned – net	3,500	8,188

Total investment income	644,042	1,858,818

Expenses:
Investment advisory fees (Note F)	95,811	274,105
Auditing fees	22,500	25,500
Custodian fees	18,740	54,298
Registration expenses	18,623	28,980
Transfer agent fees (See Note F)	15,268	48,557
Accounting fees (See Note F)	14,645	44,963
Administration fees (See Note F)	14,229	41,609
12b-1 distribution fees (Class Z) (See Note F)	6,990	19,944
Trustees fees	6,320	10,716
Insurance fees	4,783	14,143
Legal fees	4,667	17,443
Report to shareholder expense	2,899	9,056
Miscellaneous expenses	816	4,448

Total expenses	226,291	593,762
Expense reimbursed (See Note F)	(91,469)	(208,345)

Net expenses	134,822	385,417

Net investment income	509,220	1,473,401

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	2,147,755	4,287,028
Net change in unrealized appreciation on investments	(1,097,630)	3,137,832

Net realized and unrealized gain on investments	1,050,125	7,424,860

Increase in net assets from operations	$1,559,345	$8,898,261

*	The Fund changed its fiscal year end from June 30 to October 31.

See accompanying notes to financial statements.

Balanced Fund	McMorgan Funds
Statement of Changes in Net Assets

	For the	For the	For the
	Period Ended	Year Ended	Year Ended
	10/31/2007*	6/30/2007	6/30/2006

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income	$509,220	$1,473,401	$1,488,285
Net realized gain on investments	2,147,755	4,287,028	3,588,233
Net change in unrealized appreciation on investments	(1,097,630)	3,137,832	(1,149,554)

Increase in net assets from operations	1,559,345	8,898,261	3,926,964

Dividends to shareholders:
From net investment income:
Class McMorgan shares	(339,892)	(1,321,304)	(1,320,497)
Class Z shares	(45,602)	(181,322)	(150,633)

Total dividends to shareholders	(385,494)	(1,502,626)	(1,471,130)

Capital share transactions:
Net proceeds from sale of shares:
Class McMorgan shares	1,994,580	18,631,089	7,391,368
Class Z shares	262,897	1,066,833	892,751
Net asset value of shares issued to shareholders in reinvestment of dividends:
Class McMorgan shares	335,433	1,309,678	1,307,062
Class Z shares	45,602	181,322	150,633

	2,638,512	21,188,922	9,741,814
Cost of shares redeemed:
Class McMorgan shares	(12,337,216)	(17,958,328)	(24,313,706)
Class Z shares	(443,079)	(1,144,080)	(1,157,865)

Increase (decrease) in net assets derived from capital share transactions	(10,141,783)	2,086,514	(15,729,757)

Total increase (decrease) in net assets	(8,967,932)	9,482,149	(13,273,923)
Net Assets:
Beginning of period	67,289,623	57,807,474	71,081,397

End of period (including undistributed net investment income of $151,085, $27,359 and $62,084, respectively)	$58,321,691	$67,289,623	$57,807,474

*	The Fund changed its fiscal year end from June 30 to October 31.

See accompanying notes to financial statements.

Balanced Fund
Financial Highlights

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Class McMorgan
	Period Ended
	October 31,		Year Ended June 30,
	2007*		2007	2006		2005		2004	2003

Net asset value, at beginning of period	$20.32		$17.92	$17.36		$16.64		$15.52	$15.51

Income from investment operations:
Net investment income	0.17		0.48	0.42		0.38	(b)(c)	0.34	0.44
Net realized and unrealized gain on investments	0.33		2.41	0.55		0.72		1.12	0.02

Total from investment operations	0.50		2.89	0.97		1.10		1.46	0.46

Less dividends and distributions:
From net investment income	(0.12)		(0.49)	(0.41)		(0.38)		(0.34)	(0.45)
From capital gains	—		—	—		—		—	(0.00	)(a)

Total dividends and distributions	(0.12)		(0.49)	(0.41)		(0.38)		(0.34)	(0.45)

Net asset value, at end of period	$20.70		$20.32	$17.92		$17.36		$16.64	$15.52

Total return	2.49	%(e)	16.26%	5.62%		6.65%		9.50%	3.16%
Ratios/Supplemental Data:
Net assets, at end of period (in 000’s)	$49,896		$58,886	$50,491		$63,886		$120,325	$125,658
Ratio of expenses to average net assets before reimbursement of expenses by Advisor	1.03	%†	0.94%	0.97%		0.84%		0.72%	0.70%
Ratio of expenses to average net assets after reimbursement of expenses by Advisor	0.60	%†	0.60%	0.60%		0.60%		0.60%	0.60%
Ratio of net investment income to average net assets before reimbursement of expenses by Advisor	2.00	%†	2.11%	1.91%		1.75	%(b)	1.98%	2.79%
Ratio of net investment income to average net assets after reimbursement of expenses by Advisor	2.43	%†	2.45%	2.28%		1.99	%(b)	2.10%	2.89%
Portfolio turnover	54%		192%	153	%(d)	177	%(d)	101.99%	56.23%

See accompanying notes to financial statements.

Balanced Fund
Financial Highlights (continued)

	Class Z
	Period Ended
	October 31,		Year Ended June 30,
	2007*		2007	2006		2005		2004	2003

Net asset value, at beginning of period	$20.31		$17.91	$17.35		$16.63		$15.52	$15.51

Income from investment operations:
Net investment income	0.14		0.43	0.37		0.28	(b)(c)	0.30	0.40
Net realized and unrealized gain on investments	0.35		2.41	0.56		0.78		1.11	0.03

Total from investment operations	0.49		2.84	0.93		1.06		1.41	0.43

Less dividends and distributions:
From net investment income	(0.11)		(0.44)	(0.37)		(0.34)		(0.30)	(0.42)
From capital gains	—		—	—		—		—	(0.00	)(a)

Total dividends and distributions	(0.11)		(0.44)	(0.37)		(0.34)		(0.30)	(0.42)

Net asset value, at end of period	$20.69		$20.31	$17.91		$17.35		$16.63	$15.52

Total return	2.43	%(e)	15.98%	5.36%		6.40%		9.17%	2.90%
Ratios/Supplemental Data:
Net assets, at end of period (in 000’s)	$8,426		$8,404	$7,316		$7,195		$7,478	$6,892
Ratio of expenses to average net assets before reimbursement of expenses by Advisor	1.28	%†	1.19%	1.22%		1.09%		0.97%	0.95%
Ratio of expenses to average net assets after reimbursement of expenses by Advisor	0.85	%†	0.85%	0.85%		0.85%		0.85%	0.85%
Ratio of net investment income to average net assets before reimbursement of expenses by Advisor	1.75	%†	1.86%	1.66%		1.50	%(b)	1.73%	2.54%
Ratio of net investment income to average net assets after reimbursement of expenses by Advisor	2.18	%†	2.20%	2.03%		1.74	%(b)	1.85%	2.64%
Portfolio turnover	54%		192%	153	%(d)	177	%(d)	101.99%	56.23%

*	The Fund changed its fiscal year end from June 30 to October 31.

(a)	Less than one cent per share.

(b)	Included in net investment income per share and the ratio of net investment income to average net assets are $0.06 per share and 0.20%, respectively, resulting from a special one-time dividend from Microsoft Corp. that paid $3.00 per share.

(c)	Per share data based on average shares outstanding during the year.

(d)	The portfolio turnover not including mortgage dollar rolls for the years ended June 30, 2006 and 2005 is 93% and 133%, respectively.

(e)	Total return is not annualized.

†	Annualized.

See accompanying notes to financial statements.

Equity Investment Fund

Portfolio of Investments
OCTOBER 31, 2007
Common Stocks 98.9%

	Shares	Value

Consumer Discretionary – 10.0%
American Eagle Outfitters, Inc.	6,810	$161,942
American Greetings Corp. Class A	1,122	29,553
AutoZone, Inc. (a)(b)	3,773	469,399
Barnes & Noble, Inc.	641	24,768
Best Buy Co., Inc. (b)	26,649	1,293,009
Big Lots, Inc. (a)(b)	8,259	198,051
Black & Decker Corp. (The)	5,065	455,394
Bob Evans Farms, Inc.	617	17,387
BorgWarner, Inc.	2,778	293,662
Brinker International, Inc.	4,834	122,735
Brunswick Corp.	2,711	60,482
Career Education Corp. (a)	640	22,874
CBRL Group, Inc.	378	15,082
CBS Corp. Class B	25,240	724,388
Centex Corp.	6,684	167,501
Clear Channel Communications, Inc.	2,074	78,335
Darden Restaurants, Inc. (b)	2,706	116,358
DIRECTV Group, Inc. (The) (a)	56,149	1,486,826
Dollar Tree Stores, Inc. (a)	6,376	244,201
Dow Jones & Co., Inc.	831	49,702
D.R. Horton, Inc.	7,983	101,304
Eastman Kodak Co. (b)	3,171	90,881
Expedia, Inc. (a)	3,909	127,668
Family Dollar Stores, Inc. (b)	9,952	252,283
GameStop Corp. Class A (a)	920	54,482
Gannett Co., Inc.	2,540	107,721
Gap, Inc. (The)	32,312	610,697
Harman International Industries, Inc.	371	31,238
Harrah’s Entertainment, Inc.	2,877	253,895
Hasbro, Inc.	10,310	307,753
Home Depot, Inc. (The) (b)	33,361	1,051,205
IAC/InterActiveCorp. (a)	16,079	473,687
Johnson Controls, Inc.	11,427	499,588
KB Home (b)	4,182	115,590
Leggett & Platt, Inc.	2,801	54,423
Lennar Corp. Class A (b)	10,728	245,135
Liz Claiborne, Inc.	1,959	55,773
Lowe’s Cos., Inc.	12,686	341,127
M.D.C. Holdings, Inc.	14	567
Macy’s, Inc.	13,779	441,341
Mattel, Inc.	4,331	90,475
McGraw-Hill Cos., Inc. (The)	10,107	505,754
Mohawk Industries, Inc. (a)(b)	800	68,272
Newell Rubbermaid, Inc.	16,739	488,109
NIKE, Inc. Class B	15,152	1,003,972
NVR, Inc. (a)	177	84,208
Omnicom Group, Inc.	24,858	1,267,261
Polo Ralph Lauren Corp.	4,683	322,190
Pulte Homes, Inc.	2,070	30,719
RadioShack Corp. (b)	10,515	216,819
Regis Corp.	461	15,490
Sherwin-Williams Co. (The) (b)	8,372	535,138
Sotheby’s Holdings, Inc. Class A (b)	1,547	83,801
Thor Industries, Inc.	24	1,152
TJX Cos., Inc. (The)	28,857	834,833
Tribune Co.	4,313	130,511
Viacom, Inc. Class B (a)	45,884	1,894,550
Walt Disney Co. (The)	69,395	2,403,149
Wendy’s International, Inc.	7,056	245,267

		21,469,677

Consumer Staples – 6.3%
Alberto-Culver Co.	526	13,671
Altria Group, Inc.	26,709	1,947,887
Clorox Co. (The)	3,016	188,711
Coca-Cola Co. (The)	7,322	452,207
Coca-Cola Enterprises, Inc.	22,694	585,732
ConAgra Foods, Inc.	4,790	113,667
Constellation Brands, Inc. Class A (a)	1,817	45,643
Corn Products International, Inc.	1,138	48,411
Dean Foods Co.	2,732	75,868
Energizer Holdings, Inc. (a)	378	39,425
Estee Lauder Cos., Inc. (The) Class A	2,908	127,661
General Mills, Inc.	25,634	1,479,851
J.M. Smucker Co. (The)	1,131	60,429
Kimberly-Clark Corp.	20,830	1,476,639
Kraft Foods, Inc. Class A	4,082	136,380
Kroger Co. (The)	4,415	129,757
Molson Coors Brewing Co. Class B	591	33,823
Pepsi Bottling Group, Inc. (The)	8,897	383,283
PepsiCo, Inc.	8,192	603,914
*Procter & Gamble Co. (The)	69,252	4,814,399
Safeway, Inc.	9,229	313,786
Tyson Foods, Inc. Class A (b)	11,540	182,332
Wal-Mart Stores, Inc.	7,204	325,693

		13,579,169

Energy – 13.4%
Cameron International Corp. (a)	936	91,129
Chesapeake Energy Corp.	19,655	775,979
Chevron Corp.	24,504	2,242,361
Cimarex Energy Co.	4,451	180,310
*ConocoPhillips	40,664	3,454,813
Devon Energy Corp.	17,193	1,605,826
ENSCO International, Inc. (b)	11,472	636,581
*ExxonMobil Corp.	86,039	7,914,727
Frontier Oil Corp.	3,165	144,925
Grant Prideco, Inc. (a)	1,101	54,125
Halliburton Co. (b)	50,806	2,002,773
Helmerich & Payne, Inc.	2,370	74,939
Marathon Oil Corp.	9,738	575,808
Nabors Industries, Ltd. (a)	5,840	163,987
National Oilwell Varco, Inc. (a)	18,459	1,351,937
Noble Energy, Inc.	6,502	497,663
Occidental Petroleum Corp.	30,198	2,085,172
Overseas Shipholding Group, Inc.	36	2,678
Patterson-UTI Energy, Inc.	9,347	186,379
Pogo Producing Co.	882	52,532
Pride International, Inc. (a)	7,624	281,326
Schlumberger, Ltd.	5,881	567,928
Sunoco, Inc.	1,161	85,450

See accompanying notes to financial statements.

Common Stocks (continued)

McMorgan Funds

	Shares	Value

Energy (continued)
Tesoro Corp.	2,615	$158,286
Tidewater, Inc. (b)	3,378	184,675
Transocean, Inc. (a)	13,431	1,603,258
Valero Energy Corp.	27,534	1,939,220

		28,914,787

Financials – 20.0%
ACE, Ltd.	25,233	1,529,372
AFLAC, Inc.	26,726	1,677,858
Allstate Corp. (The)	33,715	1,766,666
American Express Co.	12,575	766,446
American Financial Group, Inc.	1,185	35,431
American International Group, Inc.	19,395	1,224,212
Ameriprise Financial, Inc.	18,162	1,143,843
AON Corp.	22,630	1,025,592
Arthur J. Gallagher & Co.	773	20,570
Assurant, Inc.	7,583	443,151
Bank of America Corp.	44,272	2,137,452
Bank of New York Mellon Corp. (The)	42,459	2,074,122
Capital One Financial Corp.	26,284	1,723,968
Charles Schwab Corp. (The)	73,362	1,704,933
*Citigroup, Inc.	105,958	4,439,640
City National Corp.	562	37,991
Cullen/Frost Bankers, Inc.	443	23,559
Discover Financial Services	39,041	753,491
Fidelity National Financial, Inc. Class A	1,265	19,468
First American Corp.	1,503	45,240
Genworth Financial, Inc. Class A	15,140	413,322
Goldman Sachs Group, Inc. (The)	2,500	619,800
Hartford Financial Services Group, Inc. (The)	14,884	1,444,195
HCC Insurance Holdings, Inc.	6,335	189,353
Horace Mann Educators Corp.	151	3,124
Janus Capital Group, Inc. (b)	6,620	228,456
Jones Lang Lasalle, Inc.	1,157	110,297
JPMorgan Chase & Co.	64,387	3,026,189
Lehman Brothers Holdings, Inc.	22	1,393
Lincoln National Corp.	18,287	1,140,560
Merrill Lynch & Co., Inc.	25,599	1,690,046
MetLife, Inc.	1,690	116,356
Morgan Stanley	35,057	2,357,934
National City Corp.	9,873	239,420
New York Community Bancorp (b)	1,419	26,408
Northern Trust Corp.	12,709	955,844
Old Republic International Corp.	11,274	172,830
PNC Financial Services Group, Inc. (The)	5,323	384,108
Principal Financial Group, Inc.	19,531	1,321,663
Prudential Financial, Inc.	18,262	1,766,301
SLM Corp.	875	41,265
Travelers Cos., Inc. (The)	26,766	1,397,453
W.R. Berkley Corp.	10,083	303,398
Wachovia Corp.	3,923	179,399
Wells Fargo & Co.	33,975	1,155,490
XL Capital, Ltd. Class A (b)	14,235	1,024,208

		42,901,817

Health Care – 10.6%
Advanced Medical Optics, Inc. (a)(b)	852	23,387
Aetna, Inc.	34,500	1,937,865
AmerisourceBergen Corp.	14,536	684,791
Baxter International, Inc.	25,748	1,545,137
Biogen Idec, Inc. (a)	5,412	402,869
Cardinal Health, Inc.	11,589	788,400
Cephalon, Inc. (a)(b)	2,061	151,978
Cigna Corp.	3,150	165,344
Coventry Health Care, Inc. (a)(b)	12,073	728,123
Covidien, Ltd.	18,030	750,048
DENTSPLY International, Inc.	3,527	146,300
Edwards Lifesciences Corp. (a)	3,339	167,685
Endo Pharmaceutical Holdings, Inc. (a)	9,762	286,027
Forest Laboratories, Inc. (a)	7,193	281,031
Health Net, Inc. (a)	5,768	309,222
Henry Schein, Inc. (a)	392	23,481
Humana, Inc. (a)	12,978	972,701
Invitrogen Corp. (a)	3,163	287,422
Johnson & Johnson	23,910	1,558,215
King Pharmaceuticals, Inc. (a)	18,784	199,110
Lincare Holdings, Inc. (a)	655	22,774
McKesson Corp.	23,840	1,575,824
Medco Health Solutions, Inc. (a)	15,958	1,506,116
Medtronic, Inc.	14,414	683,800
Merck & Co., Inc.	7,491	436,426
*Pfizer, Inc.	162,328	3,994,892
Schering-Plough Corp.	8,304	253,438
UnitedHealth Group, Inc.	47,697	2,344,308
Watson Pharmaceuticals, Inc. (a)(b)	8,263	252,517
WellCare Health Plans, Inc. (a)(b)	1,867	45,163
Wellpoint, Inc. (a)	2,081	164,878

		22,689,272

Industrials – 11.6%
AGCO Corp. (a)	5,470	326,450
Allied Waste Industries, Inc. (a)(b)	15,622	197,462
Avis Budget Group, Inc. (a)	1,856	38,735
Boeing Co. (The)	22,395	2,207,923
Caterpillar, Inc.	27,200	2,029,392
ChoicePoint, Inc. (a)	4,432	174,266
Con-way, Inc.	842	35,878
CSX Corp.	16,558	741,302
Cummins, Inc.	1,773	212,689
Dun & Bradstreet Corp.	2,507	242,803
FedEx Corp.	12,795	1,322,235
Fluor Corp.	10,017	1,582,686
*General Electric Co.	125,485	5,164,963
HNI Corp. (b)	544	23,588
Honeywell International, Inc.	30,559	1,846,069
ITT Corp.	80	5,354
Joy Global, Inc.	854	49,583
KBR, Inc. (a)	6,453	276,705
L-3 Communications Holdings, Inc. (b)	1,980	217,087
Lockheed Martin Corp.	18,616	2,048,505
Manpower, Inc.	613	45,816
Masco Corp.	20,766	500,045
Norfolk Southern Corp.	7,360	380,144
Northrop Grumman Corp.	2,101	175,686

See accompanying notes to financial statements.

Common Stocks (continued)

Equity Investment Fund (continued)

	Shares	Value

Industrials (continued)
Paccar, Inc.	2,149	$119,398
Quanta Services, Inc. (a)	2,026	66,858
Raytheon Co. (b)	21,833	1,388,797
Robert Half International, Inc.	3,545	106,669
Rockwell Automation, Inc.	3,319	228,613
Ryder System, Inc.	4,051	193,840
Southwest Airlines Co.	36,463	518,139
Teleflex, Inc.	2,348	171,897
Thomas & Betts Corp. (a)(b)	2,606	145,962
Tyco International, Ltd.	37,470	1,542,640
Union Pacific Corp.	1,955	250,318
United Rentals, Inc. (a)	345	11,796
Waste Management, Inc.	8,185	297,852
YRC Worldwide, Inc. (a)	30	737

		24,888,882

Information Technology – 17.7%
Affiliated Computer Services, Inc. Class A (a)	4,607	233,391
Agilent Technologies, Inc. (a)	3,678	135,534
Analog Devices, Inc.	15,073	504,343
Apple, Inc. (a)	6,230	1,183,389
Applied Materials, Inc.	86,073	1,671,538
Arrow Electronics, Inc. (a)	5,662	226,367
Atmel Corp. (a)	995	4,866
Autodesk, Inc. (a)	4,446	217,409
Avnet, Inc. (a)	8,222	343,022
BMC Software, Inc. (a)	14,673	496,534
CA, Inc.	4,526	119,713
Cisco Systems, Inc. (a)	62,171	2,055,373
Computer Sciences Corp. (a)	13,989	816,818
Compuware Corp. (a)	9,304	93,040
Convergys Corp. (a)	10,453	191,603
CSG Systems International, Inc. (a)	404	8,294
DST Systems, Inc. (a)	2,293	194,240
eBay, Inc. (a)	28,084	1,013,833
Electronic Data Systems Corp.	39,327	849,070
EMC Corp., Massachusetts (a)	99,422	2,524,325
Fiserv, Inc. (a)	134	7,424
Google, Inc. Class A (a)(b)	1,079	762,853
*Hewlett-Packard Co.	66,302	3,426,487
Intel Corp.	72,279	1,944,305
*International Business Machines Corp.	31,988	3,714,447
Intuit, Inc. (a)	2,060	66,270
Juniper Networks, Inc. (a)	20,642	743,112
Lam Research Corp. (a)	7,631	383,076
Lexmark International, Inc. (a)(b)	7,261	304,889
MEMC Electronic Materials, Inc. (a)	1,238	90,646
Micrel, Inc.	55	498
Micron Technology, Inc. (a)(b)	7,506	78,888
*Microsoft Corp.	173,443	6,384,437
Molex, Inc.	1,392	39,756
Motorola, Inc.	13,781	258,945
National Semiconductor Corp.	13,182	331,395
Network Appliance, Inc. (a)	28,094	884,680
Novell, Inc. (a)	26,860	203,062
Novellus Systems, Inc. (a)	9,672	274,782
NVIDIA Corp. (a)	15,536	549,664
QLogic Corp. (a)	2,905	45,115
QUALCOMM, Inc.	20,554	878,272
Sybase, Inc. (a)	1,703	48,706
Symantec Corp. (a)	69,511	1,305,417
Synopsys, Inc. (a)	9,112	257,505
Tektronix, Inc.	292	11,052
Tellabs, Inc. (a)	99	872
Teradyne, Inc. (a)	14,588	180,016
Tyco Electronics, Ltd.	25,937	925,173
ValueClick, Inc. (a)	31	843
VeriSign, Inc. (a)	2,293	78,168
Western Digital Corp. (a)	13,211	342,429
Xerox Corp. (a)	37,009	645,437

		38,051,323

Materials – 2.6%
AbitibiBowater, Inc.	535	18,327
Albemarle Corp.	2,174	103,830
Ashland, Inc.	4,491	263,712
Ball Corp.	2,968	147,153
Bemis Co.	1,059	29,821
Cabot Corp.	1,826	63,928
CF Industries Holdings, Inc.	370	32,523
Chemtura Corp.	1,249	11,641
Dow Chemical Co. (The)	11,556	520,482
Freeport-McMoran Copper & Gold, Inc. Class B	19,546	2,300,173
Lubrizol Corp. (The)	4,134	280,616
Lyondell Chemical Co.	10,269	487,264
Nucor Corp.	6,026	373,733
Packaging Corp. of America	565	17,990
Pactiv Corp. (a)	9,598	263,657
Sonoco Products Co.	1,292	39,949
Steel Dynamics, Inc.	573	30,495
Temple-Inland, Inc.	742	39,823
Terra Industries, Inc. (a)(b)	1,400	51,646
United States Steel Corp.	5,705	615,570

		5,692,333

Telecommunication Services – 4.3%
Alltel Corp.	5,667	403,207
AT&T, Inc.	61,990	2,590,562
CenturyTel, Inc.	4,043	178,094
Cincinnati Bell, Inc. (a)	1,205	6,531
Citizens Communications Co.	3,771	49,626
Embarq Corp.	1,663	88,006
Qwest Communications International, Inc. (a)(b)	19,872	142,681
Sprint Nextel Corp.	101,017	1,727,391
Telephone & Data Systems, Inc. (b)	7,615	531,527
*Verizon Communications, Inc.	75,700	3,487,499

		9,205,124

Utilities – 2.4%
AES Corp. (The) (a)	51,128	1,094,650
AGL Resources, Inc.	1,560	61,667

See accompanying notes to financial statements.

Common Stocks (continued)

McMorgan Funds

	Shares	Value

Utilities (continued)
Edison International	25,153	$1,461,138
Entergy Corp.	4,015	481,278
NiSource, Inc.	3,013	61,616
ONEOK, Inc.	5,481	273,721
Public Service Enterprise Group, Inc.	8,603	822,447
Sempra Energy	13,418	825,341

		5,081,858

Total Common Stocks
(Cost $191,249,414)		212,474,242

Investment Company 0.9%
Capital Markets – 0.9%
S&P 500 Index-SPDR Trust, Series 1 (b)(c)	11,696	1,862,450

Total Investment Company (Cost $1,836,954)		1,862,450

Short-Term Investments 5.3%
Investment Company – 1.6%
Reserve Primary Money Market Fund (d)	3,400,455	3,400,455

Total Investment Company
(Cost $3,400,455)		3,400,455

	Principal
	Amount

Repurchase Agreement – 0.8%
Morgan Stanley & Co. 5.09%, dated 10/31/07 due 11/1/07 Proceeds at Maturity $1,842,188 (Collateralized by various Corporate Bonds, with rates between 4.875%-6.375% and maturity dates between 12/1/07-3/16/37, with a Principal Amount of $1,879,544 and a Market Value of $1,883,117) (d)	$1,841,932	1,841,932

Total Repurchase Agreement
(Cost $1,841,932)		1,841,932

	Principal
	Amount	Value

Time Deposits – 2.9%
Calyon
4.875%, due 11/1/07 (d)	$3,683,863	$3,683,863
National Australia Bank
4.80%, due 11/1/07 (d)	1,841,932	1,841,932
Societe Generale North America, Inc.
5.12%, due 11/2/07 (d)	736,772	736,772

Total Time Deposits
(Cost $6,262,567)		6,262,567

Total Short-Term Investments
(Cost $11,504,954)		11,504,954

Total Investments
(Cost $204,591,322) (e)	105.1%	225,841,646
Liabilities in Excess of
Cash and Other Assets	(5.1)	(10,942,629)

Net Assets	100.0%	$214,899,017

*	Among the Fund’s 10 largest holdings, excluding short-term investments. May be subject to change daily.
(a)	Non-income producing security.
(b)	Represents a security, or a portion thereof, which is out on loan. The aggregate market value of such securities is $11,072,525; cash collateral of $11,504,954 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(c)	Exchange Traded Fund — represents a basket of securities that are traded on an exchange.
(d)	Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(e)	Aggregate cost for federal income tax purposes is $206,008,809 and net unrealized appreciation is as follows:

Gross unrealized appreciation	$25,182,574
Gross unrealized depreciation	(5,349,737)

Net unrealized appreciation	$19,832,837

See accompanying notes to financial statements.

Equity Investment Fund

Statement of Assets and Liabilities
OCTOBER 31, 2007

ASSETS:
Investment in securities at value (cost $204,591,322) including $11,072,525 market value of securities loaned	$225,841,646
Cash-interest bearing accounts	876,337
Dividends and interest receivable	202,654
Receivable for fund shares sold	114,404
Other assets	9,278

Total assets	227,044,319

LIABILITIES:
Securities lending collateral	11,504,954
Payable for securities purchased	464,086
Payable to Advisor, net (See Note F)	76,039
Custody fees payable	23,589
Transfer Agent fees payable (See Note F)	17,614
Legal fees payable	16,904
Administration fees payable (See Note F)	9,509
Trustees fees payable	9,367
Accounting fees payable (See Note F)	5,580
Payable for fund shares redeemed	4,301
12b-1 fees payable (See Note F)	3,262
Accrued expenses	10,097

Total liabilities	12,145,302

Net Assets	$214,899,017

NET ASSETS CONSIST OF:
Capital paid-in	$184,668,128
Accumulated undistributed net investment income	140,348
Accumulated net realized gain on investments	8,840,217
Net unrealized appreciation on investments	21,250,324

$214,899,017

Net Assets:
Class McMorgan	$200,405,328

Class Z	14,493,689

$214,899,017

Shares Outstanding:
Class McMorgan	6,963,291

Class Z	504,126

Net asset value and redemption price per share:
Class McMorgan	$28.78

Class Z	$28.75

Statement of Operations

	For the	For the
	Period Ended	Year Ended
	10/31/2007*	6/30/2007

INVESTMENT INCOME:
Dividends	$1,134,453	$3,546,817
Interest	11,165	16,251
Income from securities loaned – net	7,352	18,650

Total investment income	1,152,970	3,581,718

Expenses:
Investment advisory fees (See Note F)	350,385	979,680
Administration fees (See Note F)	37,629	107,218
Custodian fees	27,547	53,162
Auditing fees	22,500	26,500
Accounting fees (See Note F)	22,187	64,826
Registration expenses	21,582	31,366
Trustees fees	20,581	35,984
Legal fees	17,895	57,661
Transfer agent fees (See Note F)	17,171	53,645
Insurance fees	16,000	40,974
12b-1 distribution fees (Class Z) (See Note F)	12,054	34,155
Report to shareholder expense	6,700	17,202
Miscellaneous expenses	2,093	5,199

Total expenses	574,324	1,507,572
Expense reimbursed (See Note F)	(36,757)	(3,952)

Net expenses	537,567	1,503,620

Net investment income	615,403	2,078,098

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	8,780,933	17,061,320
Net change in unrealized appreciation on investments	(3,870,832)	18,498,073

Net realized and unrealized gain on investments	4,910,101	35,559,393

Increase in net assets from operations	$5,525,504	$37,637,491

*	The Fund changed its fiscal year end from June 30 to October 31.

See accompanying notes to financial statements.

Equity Investment Fund	McMorgan Funds

Statement of Changes in Net Assets

	For the	For the	For the
	Period Ended	Year Ended	Year Ended
	10/31/2007*	6/30/2007	6/30/2006

INCREASE IN NET ASSETS:
Operations:
Net investment income	$615,403	$2,078,098	$1,952,381
Net realized gain on investments	8,780,933	17,061,320	13,070,807
Net change in unrealized appreciation on investments	(3,870,832)	18,498,073	420,575

Increase in net assets from operations	5,525,504	37,637,491	15,443,763

Dividends to shareholders:
From net investment income:
Class McMorgan shares	(466,912)	(2,044,309)	(1,810,940)
Class Z shares	(24,928)	(117,891)	(105,378)

Total dividends to shareholders	(491,840)	(2,162,200)	(1,916,318)

Capital share transactions:
Net proceeds from sale of shares:
Class McMorgan shares	17,497,975	22,535,194	25,150,893
Class Z shares	398,868	1,734,416	7,512,188
Net asset value of shares issued to shareholders in reinvestment of dividends:
Class McMorgan shares	462,042	2,022,793	1,789,480
Class Z shares	24,928	117,891	105,378

	18,383,813	26,410,294	34,557,939
Cost of shares redeemed:
Class McMorgan shares	(19,095,744)	(20,738,551)	(39,023,978)
Class Z shares	(902,616)	(2,402,970)	(2,361,980)

Increase (decrease) in net assets derived from capital share transactions	(1,614,547)	3,268,773	(6,828,019)

Total increase in net assets	3,419,117	38,744,064	6,699,426
Net Assets:
Beginning of period	211,479,900	172,735,836	166,036,410

End of period (including undistributed net investment income of $140,348, $16,785 and $100,887, respectively)	$214,899,017	$211,479,900	$172,735,836

*	The Fund changed its fiscal year end from June 30 to October 31.

See accompanying notes to financial statements.

Equity Investment Fund
Financial Highlights

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Class McMorgan
	Period Ended
	October 31,		Year Ended June 30,
	2007*		2007	2006	2005		2004	2003

Net asset value, at beginning of period	$28.13		$23.45	$21.69	$20.58		$18.04	$19.05

Income from investment operations:
Net investment income	0.08		0.28	0.27 (a)	0.25	(b)	0.18	0.23
Net realized and unrealized gain (loss) on investments	0.64		4.69	1.75	1.10		2.54	(1.00)

Total from investment operations	0.72		4.97	2.02	1.35		2.72	(0.77)

Less dividends and distributions:
From net investment income	(0.07)		(0.29)	(0.26)	(0.24)		(0.18)	(0.24)

Net asset value, at end of period	$28.78		$28.13	$23.45	$21.69		$20.58	$18.04

Total return	2.55	%(c)	21.28%	9.33%	6.60%		15.11%	(3.99)%
Ratios/Supplemental Data:
Net assets, at end of period (in 000’s)	$200,405		$196,833	$159,981	$159,132		$195,193	$182,470
Ratio of expenses to average net assets before reimbursement of expenses by Advisor	0.80	%†	0.75%	0.80%	0.80%		0.72%	0.71%
Ratio of expenses to average net assets after reimbursement of expenses by Advisor	0.75	%†	0.75%	0.75%	0.75%		0.72%	0.71%
Ratio of net investment income to average net assets before reimbursement of expenses by Advisor	0.85	%†	1.08%	1.10%	1.14	%(b)	0.90%	1.34%
Ratio of net investment income to average net assets after reimbursement of expenses by Advisor	0.90	%†	1.08%	1.15%	1.19	%(b)	0.90%	1.34%
Portfolio turnover	47%		104%	98%	127%		39.13%	30.77%

See accompanying notes to financial statements.

McMorgan Funds
Financial Highlights (continued)

	Class Z
	Period Ended
	October 31,		Year Ended June 30,
	2007*		2007	2006	2005		2004	2003

Net asset value, at beginning of period	$28.10		$23.43	$21.69	$20.57		$18.04	$19.05

Income from investment operations:
Net investment income	0.05		0.21	0.20 (a)	0.17	(b)	0.13	0.18
Net realized and unrealized gain (loss) on investments	0.65		4.69	1.75	1.14		2.53	(1.00)

Total from investment operations	0.70		4.90	1.95	1.31		2.66	(0.82)

Less dividends and distributions:
From net investment income	(0.05)		(0.23)	(0.21)	(0.19)		(0.13)	(0.19)

Net asset value, at end of period	$28.75		$28.10	$23.43	$21.69		$20.57	$18.04

Total return	2.49	%(c)	20.96%	9.01%	6.38%		14.78%	(4.23)%
Ratios/Supplemental Data:
Net assets, at end of period (in 000’s)	$14,494		$14,647	$12,755	$6,904		$11,181	$10,170
Ratio of expenses to average net assets before reimbursement of expenses by Advisor	1.05	%†	1.00%	1.05%	1.05%		0.97%	0.96%
Ratio of expenses to average net assets after reimbursement of expenses by Advisor	1.00	%†	1.00%	1.00%	1.00%		0.97%	0.96%
Ratio of net investment income to average net assets before reimbursement of expenses by Advisor	0.60	%†	0.83%	0.85%	0.89	%(b)	0.65%	1.09%
Ratio of net investment income to average net assets after reimbursement of expenses by Advisor	0.65	%†	0.83%	0.90%	0.94	%(b)	0.65%	1.09%
Portfolio turnover	47%		104%	98%	127%		39.13%	30.77%

*	The Fund changed its fiscal year end from June 30 to October 31.

(a)	Per share data based on average shares outstanding during the period.

(b)	Included in net investment income per share and the ratio of net investment income to average net assets are $0.06 per share and 0.03%, respectively, resulting from a special one-time dividend from Microsoft Corp. that paid $3.00 per share.

(c)	Total return is not annualized.

†	Annualized.

See accompanying notes to financial statements.

Notes to Financial Statements	October 31, 2007

Note (A) Organization and Business: McMorgan Funds (the “Trust”), is a no-load, open-end management investment company that is registered under the Investment Company Act of 1940, as amended (the “Act”). The Trust was organized as a Delaware statutory trust on February 3, 1994. The Trust offers shares of beneficial interest (collectively, the “Shares”) in the following series: McMorgan Principal Preservation Fund (the “Principal Preservation Fund”), McMorgan Intermediate Fixed Income Fund (the “Intermediate Fixed Income Fund”), McMorgan Fixed Income Fund (the “Fixed Income Fund”), McMorgan High Yield Fund (the “High Yield Fund”), McMorgan Balanced Fund (the “Balanced Fund”) and McMorgan Equity Investment Fund (the “Equity Investment Fund”) (each a “Fund” and collectively, the “Funds”). The Principal Preservation Fund commenced investment operations on July 13, 1994. The Intermediate Fixed Income Fund, Fixed Income Fund, Balanced Fund and Equity Investment Fund commenced investment operations on July 14, 1994. The High Yield Fund commenced investment operations on November 3, 2003. The Principal Preservation Fund, the Intermediate Fixed Income Fund and the High Yield Fund only offer the Class McMorgan shares. Class Z shares of the Intermediate Fixed Income Fund closed on June 15, 2007. The Balanced Fund, Equity Investment Fund and Fixed Income Fund offer two classes of shares: Class McMorgan shares and Class Z shares. Class Z shares commenced operations on January 25, 2001 for the Balanced Fund, on February 1, 2001 for the Fixed Income and Equity Investment Funds and on September 4, 2001 for the Intermediate Fixed Income Fund. Class R1 shares and Class R2 shares for the Fixed Income Fund commenced operations on January 2, 2004 and closed on September 13, 2007. Each class of shares has equal rights as to earnings and assets except that each class bears different distribution expenses. Each class of shares has exclusive voting rights with respect to matters that affect solely that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. Investment in the Principal Preservation Fund is neither insured nor guaranteed by the U.S. Government, and there can be no assurance that the Principal Preservation Fund will be able to maintain a stable net asset value of $1.00 per share.

Certain officers and trustees of the Funds are also officers and directors of McMorgan & Company LLC (the “Adviser”). The Adviser is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC (“NYLIM Holdings”), which is a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”). New York Life Investment Management LLC (“NYLIM”), an indirect wholly-owned subsidiary of New York Life Insurance Company, is the sub-advisor to the High Yield Fund, Equity Investment Fund and the equity portion of the Balanced Fund. No officer or employee of the Adviser receives any compensation from the Funds for acting as a trustee of the Funds. All Trust officers serve without direct compensation from the Funds.

On July 1, 2007, the Funds changed their fiscal year end from June 30 to October 31.

The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.

Note (B) Significant Accounting Policies:

(1) Security Valuation: The net asset value per share of each Fund is computed as of the close of regular trading on the New York Stock Exchange. The net asset value per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities (expenses and fees are accrued daily) and dividing by the number of shares outstanding. The equity securities of each Fund listed or traded on a stock exchange are valued at the last sale price on its principal exchange. If no sale price is reported, the security shall be valued at the mean between the closing bid price and asked price on that exchange. Securities traded over-the-counter are priced at the closing bid price supplied through such system. Fixed-income securities are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Funds’ Board of Trustees.

Rights and warrants are valued at the last sale price at the close of the exchange on which the security to which the right or warrant relates is principally traded. In some situations, certain markets may be closed at the time at which a security must be valued. In these situations, a pricing service provides “snapshot” prices of such securities. All securities held in the portfolio of the Principal Preservation Fund and all debt securities with maturities of 60 days or less held by the other Funds are valued at amortized cost. When a security is valued at amortized cost, it is valued at its cost when purchased, and thereafter by assuming a constant amortization to maturity of any discount or premium,

McMorgan Funds

regardless of the impact of fluctuating interest rates on the market value of the instrument. Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent the fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value as determined in good faith by the Funds’ Board of Trustees. Such fair valuation is determined by taking into account relevant factors and surrounding circumstances.

(2) Repurchase Agreements: Each Fund may enter into repurchase agreements to earn income. A Fund may only enter into repurchase agreements with financial institutions that are deemed to be creditworthy by the Adviser or Subadvisor, pursuant to guidelines established by the Board of Trustees. During the term of any repurchase agreement, the Adviser will continue to monitor the creditworthiness of the seller. Repurchase agreements are considered under the Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund. Each repurchase agreement will be fully collateralized with the collateral being marked to market daily. If the seller of the underlying security under the repurchase agreement should default on its obligation to repurchase the underlying security, Fund may experience a delay or difficulty in exercising its right to realize upon the security and, in addition, may incur a loss if the value of the security should decline, as well as disposition costs in liquidating the security.

(3) Investment Income and Security Transactions: Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on fixed income securities, other than short-term securities, are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method. Security transactions are accounted for on the date securities are purchased and sold. The cost of securities sold is determined using the first-in-first-out method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

(4) Federal Income Taxes: The Funds have each elected to be treated as a “regulated investment company” under Sub-chapter M of the Internal Revenue Code and to distribute substantially all of their net taxable income and net realized capital gain. Each Fund qualified for such treatment for the period ended October 31, 2007. Accordingly, no provisions for federal income taxes have been made in the accompanying financial statements.

(5) Dividends and Distributions: Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

(6) Expenses: Most expenses of the Trust can be directly attributed to a Fund. Expenses, which cannot be directly attributed, are apportioned among each Fund in the Trust based on the relative net assets of each Fund.

(7) Foreign Securities: Investments in foreign securities, whether made directly or indirectly, involve certain inherent risks. There may be less information publicly available about a foreign corporate issuer than about a U.S. issuer, and foreign corporate issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than those in the United States, and judgments against foreign entities may be more difficult to obtain and enforce. Other risks include those related to changes in foreign currency exchange rates, political and economic developments, the possible imposition of foreign withholding tax on the interest or dividend income payable on such instruments, the possible establishment of foreign controls, the possible seizure or nationalization of foreign deposits or assets, or the adoption of other foreign government restrictions that might adversely affect the foreign securities held by a Fund.

(8) Use of Estimates: In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(9) High-Yield Securities (“Junk Bonds”): Securities rated lower than Baa by Moody’s or lower than BBB by S&P (sometimes referred to as “high yield” or “junk” bonds) are not considered “investment grade.” There is more price

Notes to Financial Statements (Continued)

volatility, more risk of losing your principal investment, a greater possibility of the issuer going bankrupt and additional risks in investing in high yield securities. These securities are considered speculative.

In addition, there may be special tax considerations associated with investing in high yield/junk bonds structured as zero coupon or payment-in-kind securities. Interest on these securities is recorded annually as income even though no cash interest is received until the security’s maturity or payment date. As a result, the amounts that have accrued each year are required to be distributed to shareholders and such amounts will be taxable to shareholders. Therefore, the Fund may have to sell some of its assets to distribute cash to shareholders. These actions are likely to reduce the Fund’s assets and may thereby increase its expense ratios and decrease its rate of return.

(10) Mortgage Dollar Rolls: Some of the Funds may enter into mortgage dollar roll (“MDR”) transactions in which a Fund sells mortgage-backed securities (“MBS”) for delivery to a counterparty and simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of a Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purpose as well as by the earnings on the cash proceeds of the initial sale. MDRs may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

(11) Securities Lending: Each Fund (except the Principal Preservation Fund) may, from time to time, seek to increase its income by lending portfolio securities to certain broker-dealers and institutions, to the extent permitted by the 1940 Act, as modified or interpreted by regulatory authorities having jurisdiction, in accordance with procedures adopted by the Board. Under present regulatory policies, such loans would be required to be secured continuously by collateral in cash or U.S. government securities maintained on a current basis at an amount at least equal to 100% of the current market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time generally on less than five days’ notice. For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery of, or even loss of rights in, the collateral should the borrower of the securities fail financially or breach its agreement with a Fund. However, the loans would be made only to firms deemed by the Adviser or Subadvisor to be creditworthy and approved by the Board, and when, in the judgment of the Adviser or Subadvisor, the consideration that can be earned currently from securities loans of this type, justifies the attendant risk.

(12) Restricted Securities: Each Fund will limit investments in securities of issuers which the Fund is restricted from selling to the public without registration under the Securities Act of 1933, to no more than 10% of the Fund’s net assets, excluding restricted securities eligible for resale pursuant to Rule 144A that have been determined to be liquid under procedures approved by the Board of Trustees. Restricted securities have no ready market and are subject to legal restrictions on their sale (other than those eligible for resale pursuant to Rule 144A or Section 4(2) under the 1933 Act determined to be liquid pursuant to guidelines adopted by the Board of Trustees). Difficulty in selling restricted securities may result in a loss or be costly to a Fund. Restricted securities generally can be sold only in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. Information regarding restricted securities is included at the end of each Fund’s Schedule of Investments, if applicable.

McMorgan Funds

Restricted securities held at October 31, 2007:

High Yield Fund

	Date(s) of	Number of			10/31/07		Percent of
Security	Acquisition	Warrants	Cost		Value		Net Assets

Haights Cross Communications, Inc.
Warrants	1/22/04	7	$0	(a)	$0	(a)	0.0	%(b)
Warrants, Preferred Class A	1/22/04	6,225	62		62		0.0	(b)

			$62		$62		0.0	%(b)

(a)	Less than one dollar.

(b)	Less than one-tenth of a percent.

Note (C) Dividends from Net Investment Income and Distributions of Capital Gains: The Principal Preservation Fund declares dividends daily from its net investment income. The Principal Preservation Fund’s dividends are payable monthly and are automatically reinvested in additional Fund shares, at the month-end net asset value, for those shareholders that have elected the reinvestment option. The Intermediate Fixed Income Fund, Fixed Income Fund and High Yield Fund distribute their respective net investment income to shareholders monthly and net realized capital gains, if any, are distributed annually. With respect to the Balanced Fund and the Equity Investment Fund, dividends from net investment income are distributed quarterly and net realized capital gains from investment transactions, if any, are distributed to shareholders annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from accounting principles generally accepted in the United States of America. Short-term capital gains are considered ordinary income for tax purposes.

The tax character of distributions paid during the years ended June 30, 2007 and June 30, 2006 for the High Yield Fund, Balanced Fund and Equity Investment Fund were as follows:

	High Yield		Balanced		Equity Investment
	Fund		Fund		Fund
	2007	2006	2007	2006	2007	2006

Distribution paid from:
Ordinary income	$10,711,029	$10,655,458	$1,502,626	$1,471,130	$2,162,200	$1,916,318
Long-term capital gain	—	—	—	—	—	—

	$10,711,029	$10,655,458	$1,502,626	$1,471,130	$2,162,200	$1,916,318

The tax character of distributions paid during the periods ended October 31, 2007, June 30, 2007 and June 30, 2006, was as follows:

	Principal			Intermediate
	Preservation			Fixed Income
	Fund			Fund
	2007*	2007	2006	2007*	2007	2006

Distribution paid from:
Ordinary income	$3,196,423	$8,657,388	$5,829,860	$2,644,037	$8,327,997	$6,538,757
Return of capital	747	—	—	—	—	—
Long-term capital gain	—	—	—	—	—	—

	$3,197,170	$8,657,388	$5,829,860	$2,644,037	$8,327,997	$6,538,757

	Fixed Income
	Fund
	2007*	2007	2006

Distribution paid from:
Ordinary income	$1,061,807	$3,396,437	$2,938,769
Long-term capital gain	—	—	—

	$1,061,807	$3,396,437	$2,938,769

*	Fund changed its tax year end from June 30 to October 31.

Notes to Financial Statements (Continued)

As of June 30, 2007, the components of distributable earnings on a tax basis for the High Yield Fund, Balanced Fund and Equity Investment Fund were as follows:

			Equity
	High Yield	Balanced	Investment
	Fund	Fund	Fund

Undistributed ordinary income	$13,242	$27,359	$16,785
Undistributed long-term capital gain (Capital loss carryforward)	(2,125,197)	(572,625)	1,325,442
Unrealized appreciation (depreciation)	(778,466)	3,821,783	23,854,998
Post October loss	(190,524)	—	—

	$(3,080,945)	$3,276,517	$25,197,225

As of October 31, 2007, the components of distributable earnings on a tax basis were as follows:

	Principal	Intermediate
	Preservation	Fixed Income	Fixed Income
	Fund	Fund	Fund

Undistributed ordinary income	$10,397	$298,808	$118,545
Capital loss carryforward	(252,190)	(2,904,387)	(1,650,414)
Other temporary differences	(11,144)	—	—
Unrealized depreciation	—	(624,645)	(73,951)

	$(252,937)	$(3,230,224)	$(1,605,820)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to dividends payable and wash sales.

In order to avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare as dividends, in each calendar year, at least 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

On October 31, 2007, the following Funds had reclassifications between undistributed net investment income and accumulated net realized loss on investments as a result of other reclassifications.

	Increase in	Decrease in Accumulated Net
	Undistributed Net	Realized Loss on	Capital
	Investment Income	Investments	Paid-in

Principal Preservation Fund	$1,349	$(602)	$(747)
Intermediate Fixed Income Fund	8,281	(8,281)	—
Fixed Income Fund	1,403	(1,403)	—

The reclassifications for the Funds are primarily due to paydown gain/(loss) and dividend redesignations.

Net assets of the Funds were unaffected by the reclassifications discussed.

Note (D) Capital Share Transactions (in 000’s): Each Fund is authorized to issue an unlimited number of shares of beneficial interest with no par value. Transactions in shares of beneficial interest were as follows:

	PRINCIPAL PRESERVATION FUND			INTERMEDIATE FIXED INCOME FUND
	Class McMorgan			Class McMorgan
	Period Ended	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended
	October 31,	June 30,	June 30,	October 31,	June 30,	June 30,
	2007*	2007	2006	2007*	2007	2006

Shares sold	53,059	174,955	130,643	2,256	3,707	4,011
Shares issued in reinvestment of dividends and distributions	3,139	8,399	5,596	258	809	633

	56,198	183,354	136,239	2,514	4,516	4,644
Shares redeemed	(39,352)	(148,043)	(136,686)	(1,802)	(2,600)	(5,260)

Net increase (decrease)	16,846	35,311	(447)	712	1,916	(616)

McMorgan Funds

	FIXED INCOME FUND
	Class McMorgan			Class Z
	Period Ended	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended
	October 31,	June 30,	June 30,	October 31,	June 30,	June 30,
	2007*	2007	2006	2007*	2007	2006

Shares sold	1,883	676	1,795	183	424	578
Shares issued in reinvestment of dividends and distributions	76	177	156	23	139	117

	1,959	853	1,951	206	563	695
Shares redeemed	(461)	(1,008)	(1,465)	(1,469)	(458)	(488)

Net increase (decrease)	1,498	(155)	486	(1,263)	105	207

FIXED INCOME FUND
	Class R1						Class R2
	July 1,						July 1,
	2007 through		Year Ended		Year Ended		2007 through		Year Ended		Year Ended
	October 18,		June 30,		June 30,		October 18,		June 30,		June 30,
	2007(b)		2007		2006		2007(b)		2007		2006

Shares sold	—		—		—		—		—		—
Shares issued in reinvestment of dividends and distributions	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)

	—		—	(a)	—	(a)	—		—	(a)	—	(a)
Shares redeemed	—	(a)	—	(a)	—	(a)	—	(a)	—		—

Net increase	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)

	HIGH YIELD FUND
	Class McMorgan
	Period Ended	Year Ended	Year Ended
	October 31,	June 30,	June 30,
	2007*	2007	2006

Shares sold	—	174	3,105
Shares issued in reinvestment of dividends and distributions	257	1,067	1,028

	257	1,241	4,133
Shares redeemed	(7)	(5,486)	(825)

Net increase (decrease)	250	(4,245)	3,308

	BALANCED FUND
	Class McMorgan			Class Z
	Period Ended	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended
	October 31,	June 30,	June 30,	October 31,	June 30,	June 30,
	2007*	2007	2006	2007*	2007	2006

Shares sold	98	937	411	13	55	50
Shares issued in reinvestment of	17	67	73	2	9	8
dividends

	115	1,004	484	15	64	58
Shares redeemed	(603)	(924)	(1,346)	(22)	(58)	(65)

Net increase (decrease)	(488)	80	(862)	(7)	6	(7)

	EQUITY INVESTMENT FUND
	Class McMorgan			Class Z
	Period Ended	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended
	October 31,	June 30,	June 30,	October 31,	June 30,	June 30,
	2007*	2007	2006	2007*	2007	2006

Shares sold	634	863	1,100	14	66	325
Shares issued in reinvestment of dividends	16	76	77	1	4	5

	650	939	1,177	15	70	330
Shares redeemed	(685)	(765)	(1,689)	(32)	(93)	(104)

Net increase (decrease)	(35)	174	(512)	(17)	(23)	226

(a)	Less than one thousand.

(b)	Fixed Income Fund Class R1 and R2 fully redeemed on October 18, 2007.

*	The Fund changed its fiscal year end from June 30 to October 31.

Notes to Financial Statements (Continued)

Note (E) Investment Transactions (in 000’s): Aggregate purchases and proceeds from sales of investment securities (other than short-term investments) for the period ended October 31, 2007 were as follows:

	Intermediate Fixed								Equity
	Income Fund		Fixed Income Fund		High Yield Fund		Balanced Fund		Investment Fund
	Purchases	Sales	Purchases	Sales	Purchases	Sales	Purchases	Sales	Purchases	Sales

U.S. Government Securities	$141,506	$124,677	$48,449	$41,293	$—	$—	$18,154	$16,781	$—	$—
All others	12,970	8,990	5,906	3,708	10,382	7,878	14,708	23,251	97,780	99,416

Total	$154,476	$133,667	$54,355	$45,001	$10,382	$7,878	$32,862	$40,032	$97,780	$99,416

Note (F) Fees and Related Party Transactions:

(1) Advisory: Under its investment advisory agreements with each of the Funds, the Adviser provides investment advisory services to the Funds. The Funds will pay the Adviser at the following annual percentage rates of the average daily net assets of each Fund: 0.25% for the Principal Preservation Fund; 0.35% for the Intermediate Fixed Income Fund and the Fixed Income Fund; 0.45% for the Balanced Fund; and 0.50% for the Equity Investment Fund and the High Yield Fund. These fees are accrued daily and paid monthly. The Adviser has voluntarily agreed to waive fees or reimburse expenses of the Class McMorgan of Principal Preservation Fund, Intermediate Fixed Income Fund, Fixed Income Fund, High Yield Fund, Balanced Fund and Equity Investment Fund, so that total operating expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) do not exceed the annual rates of average daily net assets of 0.30%, 0.50%, 0.50%, 0.75%, 0.60% and 0.75%, respectively. An equivalent reduction will apply to Class Z shares, Class R1 shares and Class R2 shares. For the period July 1, 2007 through October 31, 2007, the net amount of expenses the Adviser absorbed, subject to repayment, totaled $119,992 for the Principal Preservation Fund; $72,574 for the Intermediate Fixed Income Fund; $85,802 for the Fixed Income Fund; $1,040 for the High Yield Fund; $91,469 for the Balanced Fund and $36,757 for the Equity Investment Fund.

The investment advisory agreements provide that any reductions or expense reimbursements made by the Adviser in its fees are subject to reimbursement by the Funds within the following three years of such reduction or reimbursement provided that the Funds are able to effect such reimbursement and remain in compliance with applicable expense limitations.

Since July 1, 2004 through October 31, 2007, the Adviser has reduced its management fee and otherwise absorbed Fund expenses for each Fund in the following amounts: Principal Preservation Fund $953,026; Intermediate Fixed Income Fund $586,820; Fixed Income Fund $643,605; High Yield Fund $1,040; Balanced Fund $789,301 and Equity Investment Fund $223,921. This amount is included within investment advisory fees in the Statement of Operations.

As of October 31, 2007 the Adviser could have recovered the following reimbursement amounts if the funds had not liquidated or merged (See Note K):

	Expires 2008	Expires 2009	Expires 2010	Total

Principal Preservation Fund	$271,924	$292,710	$388,392	$953,026
Intermediate Fixed Income Fund	175,303	193,479	218,038	586,820
Fixed Income Fund	189,912	198,017	255,676	643,605
High Yield Fund	—	—	1,040	1,040
Balanced Fund	246,909	242,578	299,814	789,301
Equity Investment Fund	92,699	90,513	40,709	223,921

Pursuant to sub-advisory agreements, the Adviser pays NYLIM the following: 50% of the fee received by the Adviser from the High Yield Fund and 0.25% of the net asset value of the assets of the Equity Investment Fund and Balanced Fund.

For the year ended June 30, 2007, the Adviser of the Principal Preservation Fund identified a trade error, which resulted from the non-compliance of a non-fundamental investment restriction. The Fund liquidated its position in the securities, which resulted in a loss to the Fund in the amount of $14 as shown in the Statement of Operations for the year ended June 30, 2007 as net decrease from the disposal of investments in violation of restrictions. This trade error did not materially affect the Fund’s total return.

(2) Distribution and Service Fees: The Trust has adopted a Distribution Plan (the “Plan”) on behalf of the Class Z shares of the Fixed Income Fund, Balanced Fund, Equity Investment Fund and Class R2 shares of the Fixed Income

McMorgan Funds

Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940. The Plan provides that the applicable Fund will reimburse NYLIFE Distributors LLC, an affiliate of the Adviser, who serves as distributor to the Funds pursuant to an Underwriting Agreement, or a third party administrator for actual distributions and shareholder servicing expenses incurred, on an annual basis of 0.25% of each Fund’s Class Z and Class R2 shares average daily net assets. The Intermediate Fixed Income and High Yield Fund, which are also covered under the Plan, do not currently offer Class Z shares.

The Trust has also adopted Shareholder Service Plans for the Class R1 and R2 shares of the Fixed Income Fund. In accordance with the Shareholder Service Plans, the Adviser has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1 and R2 shares. For its services, the Adviser is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets attributable to the Class R1 and R2 shares. The Class R1 and R2 shares were only outstanding until October 18, 2007.

(3) Transfer, Dividend Disbursing and Shareholder Servicing Agent: NYLIM Service Company LLC, an affiliate of the Adviser, serves as the Funds’ transfer agent. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, by which it will perform certain of the services for which NYLIM Service Company LLC is responsible. Transfer agent expenses accrued for the period ended October 31, 2007 for each Fund were as follows: Principal Preservation Fund $11,421; Intermediate Fixed Income Fund $10,804; Fixed Income Fund $11,797; High Yield Fund $5,288; Balanced Fund $15,268; and Equity Investment Fund $17,171. Transfer agent expenses accrued for the year ended June 30, 2007 for each Fund were as follows: Principal Preservation Fund $35,442; Intermediate Fixed Income Fund $40,637; Fixed Income Fund $36,793; High Yield Fund $16,505; Balanced Fund $48,557; and Equity Investment Fund $53,645.

(4) Administrator: NYLIM serves as Administrator for the Funds. For providing administrative services to the Funds, NYLIM receives from each Fund a basic fee, computed daily and paid monthly. Administration fees accrued for the period ended October 31, 2007 for each Fund were as follows: Principal Preservation Fund $30,841; Intermediate Fixed Income Fund $31,411; Fixed Income Fund $15,217; High Yield Fund $18,203; Balanced Fund $14,229; and Equity Investment Fund $37,629. Administration fees accrued for the year ended June 30, 2007 for each Fund were as follows: Principal Preservation Fund $83,183; Intermediate Fixed Income Fund $94,123; Fixed Income Fund $45,106; High Yield Fund $69,041; Balanced Fund $41,609; and Equity Investment Fund $107,218.

The Funds pay the Administrator a monthly fee for accounting services provided. Fees for accounting services provided to the Funds by the Administrator, or its designee for the period ended October 31, 2007 were as follows: Principal Preservation Fund $17,342; Intermediate Fixed Income Fund $20,303; Fixed Income Fund $15,398; High Yield Fund $13,514; Balanced Fund $14,645; and Equity Investment Fund $22,187. Fees for accounting services provided to the Funds by the Administrator, or its designee for the year ended June 30, 2007 were as follows: Principal Preservation Fund $49,319; Intermediate Fixed Income Fund $60,860; Fixed Income Fund $46,021; High Yield Fund $44,896; Balanced Fund $44,963; and Equity Investment Fund $64,826.

State Street Bank & Trust (“SSBT”), One Lincoln Street, Boston, Massachusetts, 02111 provides sub-administration and sub-accounting services to the Funds pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund’s, maintaining general ledger and sub-ledger accounts for the calculation of the Fund’s respective net asset values, and assisting NYLIM in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund’s, SSBT is compensated by NYLIM.

Note (G) Capital Loss Carryforward and Post October Losses: As of June 30, 2007, the High Yield Fund and Balanced Fund had available for federal tax purposes unused capital loss carryforwards as follows:

	Expires in 2012	Expires in 2014	Expires in 2015	Total

High Yield Fund	$—	$768,270	$1,356,927	$2,125,197
Balanced Fund	572,625	—	—	572,625

Notes to Financial Statements (Continued)

As of June 30, 2007 the High Yield Fund had realized capital losses during the period November 1, 2006 through June 30, 2007, which are treated for federal income tax purposes as arising on the first day of the next fiscal year in the tax year ending June 30, 2008:

Post October Loss

High Yield Fund	$190,524

As of October 31, 2007, the Funds had available for federal tax purposes unused capital loss carryforwards as follows:

	Expires in 2014	Expires in 2015	Total

Principal Preservation Fund	$—	$252,190	$252,190
Intermediate Fixed Income Fund	590,630	2,313,757	2,904,387
Fixed Income Fund	48,438	1,601,976	1,650,414

Effective July 1, 2007, the Principal Preservation Fund, Intermediate Fixed Income Fund and the Fixed Income Fund changed their tax year end from June 30 to October 31. The remainder of the Funds will keep the tax year end of June 30.

Note (H) Indemnifications: In the normal course of business the Funds enter into contracts with third party service providers that contain a variety of representations and warranties that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Funds.

Note (I) New Accounting Pronouncements: In July 2006, the Financial Accounting Standards Board (the “FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” an interpretation of FASB Statement No. 109 (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Based on Management’s analysis, the determination has been made that the adoption of the interpretation did not have an impact to the Fund’s financial statements upon adoption. Management continually reviews each Fund’s tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, on going analyses of tax laws, regulations and interpretations, thereof.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of “fair value”, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current accounting principles generally accepted in the United States of America from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2007, the Funds do not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

Note (J) Reorganizations: At a meeting held on June 6, 2007, the Board of Trustees of the Trust approved the following reorganizations for submission to shareholders:

- McMorgan Intermediate Fixed Income Fund and McMorgan Fixed Income Fund into MainStay Institutional Bond Fund.

- McMorgan Principal Preservation Fund into MainStay Principal Preservation Fund.

- McMorgan Equity Investment Fund into MainStay Common Stock Fund.

McMorgan Funds

A shareholders meeting took place on November 20, 2007. Each of the above proposals was approved as follows:

	For		Against		Abstain		Total
Fund	Votes	%	Votes	%	Votes	%	Votes	%

McMorgan Principal Preservation	81,904,540.32	85.68	11,080.64	0.01	13,676,689.01	14.31	95,592,309.97	51.80
McMorgan Fixed Income	4,317,055.58	100.00	0.00	0.00	0.00	0.00	4,317,055.58	66.32
McMorgan Intermediate Fixed Income	10,514,187.37	98.81	0.00	0.00	126,465.29	1.19	10,640,652.66	63.83
McMorgan Equity Investment	3,960,607.88	99.87	44,432.38	0.11	618.51	0.02	3,965,658.77	53.71

The approved reorganizations took place on November 27, 2007.

The aggregate net assets of MainStay Institutional Bond Fund immediately before the reorganization described above was $0 and the combined net assets after the reorganization was $257,597,060.

This reorganization was accomplished by a tax-free exchange of the following:

	Shares	Value

McMorgan Fixed Income Fund
Class McMorgan	5,141,806	$55,817,386
Class Z	1,599,413	17,367,710
McMorgan Intermediate Fixed Income Fund
Class McMorgan	18,081,377	184,411,964

In the reorganization, MainStay Institutional Bond Fund issued the following number of shares:

Shares

Class I	25,257,090

McMorgan Intermediate Fixed Income Fund and McMorgan Fixed Income Fund net assets after adjustments for any permanent book-to-tax differences at the acquisition date were as follows, which include the following amounts of capital stock, unrealized appreciation, accumulated net realized loss and undistributed net investment loss.

				Accumulated	Accumulated
	Total Net	Capital	Unrealized	Net Realized	Net Investment
	Assets	Paid-in	Appreciation	Loss	Loss

McMorgan Fixed Income Fund	$73,185,096	$74,109,452	$617,427	$(1,532,281)	$(9,502)
McMorgan Intermediate Fixed Income Fund	184,411,964	186,142,975	1,863,254	(3,583,259)	(11,006)

The aggregate net assets of MainStay Principal Preservation Fund immediately before the reorganization described above was $0 and the combined net assets after the reorganization was $201,501,727.

This reorganization was accomplished by a tax-free exchange of the following:

	Shares	Value

Class McMorgan	201,501,727	$201,501,727

In the reorganization, MainStay Principal Preservation Fund issued the following number of shares:

Shares

Class I	201,501,727

McMorgan Principal Preservation Fund net assets after adjustments for any permanent book-to-tax differences at the acquisition date were as follows, which include the following amounts of capital stock, unrealized appreciation, accumulated net realized loss and undistributed net investment loss.

			Accumulated
	Total Net	Capital	Net Realized	Undistributed
	Assets	Paid-in	Loss	Net Investment Income

McMorgan Principal Preservation Fund	$201,501,727	$201,753,564	$(253,186)	$1,349

The aggregate net assets of MainStay Common Stock Fund immediately before the reorganization described above was $285,634,987 and the combined net assets after the reorganization was $484,961,469.

Notes to Financial Statements (Continued)

This reorganization was accomplished by a tax-free exchange of the following:

	Shares	Value

McMorgan Equity Investment Fund
Class McMorgan	7,437,716	$186,185,373
Class Z	525,373	13,141,109

In the reorganization, MainStay Common Stock Fund issued the following number of shares:

Shares

Class I	14,658,946

McMorgan Equity Investment Fund net assets after adjustments for any permanent book-to-tax differences at the acquisition date were as follows, which include the following amounts of capital stock, unrealized appreciation, accumulated net realized loss and undistributed net investment loss.

				Accumulated	Undistributed
	Total Net	Capital	Unrealized	Net Realized	Net Investment
	Assets	Paid-in	Appreciation	Loss	Income

McMorgan Equity Investment Fund	$199,326,482	$197,202,820	$3,381,822	$(1,287,026)	$28,866

Additionally, the Trustees of the Trust approved the closure of McMorgan High Yield Fund and McMorgan Balanced Fund to all new investors as of June 18, 2007. The Trustees of the Trust also approved the liquidation of each of these Funds, which took place on November 29, 2007.

Note (K) Subsequent Event: The Balanced Fund and the Equity Investment Fund had long-term capital gain distributions paid after October 31, 2007 in the amount of $2,013,246 and $9,109,722, respectively.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Trustees of
McMorgan Funds
San Francisco, California

We have audited the accompanying statements of assets and liabilities of McMorgan Principal Preservation Fund, McMorgan Intermediate Fixed Income Fund, McMorgan Fixed Income Fund, McMorgan High Yield Fund, McMorgan Balanced Fund and McMorgan Equity Investment Fund, each a series of shares of beneficial interest of McMorgan Funds, including the portfolios of investments, as of October 31, 2007 and the related statements of operations, the statements of changes in net assets, and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmations of securities owned as of October 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of McMorgan Principal Preservation Fund, McMorgan Intermediate Fixed Income Fund, McMorgan Fixed Income Fund, McMorgan High Yield Fund, McMorgan Balanced Fund and McMorgan Equity Investment Fund as of October 31, 2007, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 14, 2007

MCMORGAN FUNDS ANNUAL REPORT 2007
McMorgan Funds — Trustees And Officers
The Trust’s Board of Trustees has the ultimate responsibility of running the Funds. Information about the Trust’s Trustees are provided below. Additional board member information is included in the SAI, which is available free of charge by calling 1-800-831-1994.

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served[1]

Kenneth I. Rosenblum	Trustee	Since inception
McMorgan & Company LLC	Chairman	Since 8/23/04
One Bush Street
San Francisco, CA 94104 66

Alan C. Lindquist McMorgan & Company LLC One Bush Street San Francisco, CA 94104 62	Trustee	Since 8/24/04

Walter B. Rose	Trustee	Since inception
McMorgan & Company LLC
One Bush Street
San Francisco, CA 94104 61

Mark R. Taylor*	President	Since 8/23/04
McMorgan & Company LLC	Trustee	Since 8/24/04
One Bush Street
San Francisco, CA 94104 48

Jack R. Benintende*	Treasurer, Principal Accounting	Since 6/07
New York Life Investment	Officer and Principal Financial
Management LLC	Officer
51 Madison Avenue
New York, NY 10010
43

Vincent J. Bencivenga*	Chief Compliance Officer	Since 8/23/04
McMorgan & Company LLC
One Bush Street
San Francisco, CA 94104 56

Robert A. Anselmi*	Chief Legal Officer	Since 2005
New York Life Investment
Management LLC
51 Madison Avenue
New York, NY 10010
60

Teresa Matzelle*	Vice President & Secretary	Since 8/23/04
McMorgan & Company LLC
One Bush Street
San Francisco, CA 94104 55

[1]	Each Trustee and Officer serves for an indefinite term, until his resignation, death or removal.

*	An “interested person” as defined in the 1940 Act.

Principal Occupation(s) During Past 5 years	Number of Portolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Consultant	6	EIP Investment Trust;
		San Luis Trust Bank

Independent Consultant; prior thereto, Partner,	6	N/A
Thomas Havey LLP

President, Venture Consulting Corp. (1998 — Present); prior thereto, President, McBain, Rose Partners	6	N/A

Executive Vice President, McMorgan & Company LLC	6	N/A

Treasurer and Principal Financial and Accounting Officer, MainStay Funds, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc. and ICAP Funds, Inc. (since June 2007); Vice President, Prudential Investments (2000 to 2007); Assistant Treasurer, JennisonDryden Family of Funds, Target Portfolio Trust, The Prudential Series Fund and American Skandia Trust (2006 to 2007); Treasurer and Principal Financial Officer, The Greater China Fund (2007)	6	N/A

Chief Compliance Officer, McMorgan & Company LLC;	6	N/A
prior thereto Principal, Compliance Group West

Senior Managing Director, General Counsel, and Secretary, New York Life Investment Management LLC (including predecessor advisory organizations); General Counsel and Secretary, New York Life Investment Management Holdings LLC; Senior Vice President New York Life Insurance Company; Vice President and Secretary, McMorgan & Company LLC; Secretary, NYLIM Service Company LLC, NYLCAP Manager LLC, and Madison Capital Funding LLC; Chief Legal Officer, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., and McMorgan Funds	6	N/A

Vice President, McMorgan & Company LLC	6	N/A

MCMORGAN FUNDS ANNUAL REPORT 2007
MCMORGAN FUNDS — PROXY VOTING GUIDELINES (UNAUDITED)
McMorgan & Company LLC, the investment adviser of the Funds, votes all proxies of the Funds. A description of the policies and procedures that McMorgan & Company LLC uses to determine how to vote proxies is available (1) without charge, upon request, by calling 1-800-831-1994, (2) on the McMorgan Funds’ website (www.McMorganFunds.com), and (3) on the SEC’s website (www.sec.gov). Information regarding how McMorgan & Company LLC voted proxies during the most recent 12 month period ended June 30 is available (without charge), (1) on the McMorgan Funds’ website (www.McMorganFunds.com), and (2) on the SEC’s website (www.sec.gov).
MCMORGAN FUNDS — SCHEDULE OF INVESTMENTS
The Funds file their complete schedule of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800- 732-0330 for information on the operation of the Public Reference Room).

Board of Trustees
Alan C. Lindquist
Walter B. Rose
Kenneth I. Rosenblum
Mark R. Taylor
Officers
Mark R. Taylor, President and Principal Executive Officer
Jack Benintende, Treasurer and Principal Financial Officer
Vincent J. Bencivenga, Chief Compliance Officer
Robert A. Anselmi, Chief Legal Officer
Teresa Matzelle, Vice President and Secretary
Investment Advisor
McMorgan & Company LLC
One Bush Street, Suite 800
San Francisco, CA 94104
Custodian
State Street Bank & Trust Company
1 Lincoln Street
Boston, MA 02111
Underwriter
NYLIFE Distributors LLC
169 Lackawanna Avenue
Parsippany, NJ 07054
Legal Counsel
Sutherland Asbill & Brennan, LLP
1275 Pennsylvania Avenue, N.W.
Washington, DC 20004
Shareholder Services
NYLIM Service Company LLC
169 Lackawanna Avenue
Parsippany, NJ 07054
Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103
For Additional Information about McMorgan Funds call:
(800) 624-6782
This report is submitted for general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective
Prospectus which includes details regarding the Funds’ objectives, policies, expenses and other information.

Item 2. Code of Ethics.
     Registrant has adopted a code of ethics (the “Code”) that applies to Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). There were no amendments to the Code during the period covered by the report. Schedule I has been updated to reflect change of covered officer. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO and PFO during the period covered by this report.
Item 3. Audit Committee Financial Expert.
     The Board of Trustees has determined that as of the date of this reporting period, the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Alan Lindquist. Mr. Lindquist is “independent” within the meaning of that term under the Investment Company Act of 1940.
Item 4. Principal Accountant Fees and Services.
(a) Audit Fees. The aggregate fees billed for each of the last three fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are: (i) $101,000 for fiscal year-ended June 30, 2006; (ii) $107, 5000 for the fiscal year ended June 30, 2007; and (iii) $0 for fiscal year ended October 31, 2007 (the Registrant’s new fiscal year end). Any fees for the October 31, 2007 fiscal year end were paid by New York Life Investment Management LLC, and not by the Registrant.
(b) Audit-Related Fees. No fees were billed by the principal accountant during the Registrant’s last three fiscal years for audit-related services.
(c) Tax Fees. The aggregate fees billed in each of the last three fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are (i) $12,000 for fiscal year-ended June 30, 2006; (ii) $12,000 for the fiscal year ended June 30, 2007; and (iii) $0 for the fiscal year ended October 31, 2007 (the Registrant’s new fiscal year end). Any fees for the October 31, 2007 fiscal year end were paid by New York Life Investment Management LLC, and not by the Registrant.
(d) All Other Fees. No fees were billed during the last three fiscal years for products and services provided by the principal accountant, other than services reported in paragraphs (a) and (c) of this item.
(e)	Pre-Approval Policies and Procedures (1) The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s

2

financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of the types of services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting. To date, the Audit Committee has not delegated such authority.

(2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Not Applicable.
(g) All non-audit fees billed by the principal accountant for services rendered to the Registrant for the fiscal years ended October 31, 2007 (the Registrant’s new fiscal year end), June 30, 2007 and June 30, 2006 are disclosed in 4(b)-(d) above.
The aggregate non-audit fees billed by the principal accountant for the Registrant for services rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were approximately: (i) $0 for the fiscal year ended October 31, 2007 (the Registrant’s new fiscal year end); (ii) $0 for the fiscal year ended June 30, 2007; and (iii) $0 for the fiscal year ended June 30, 2006.
(h) Not Applicable.
Item 5.
     Not applicable.
Item 6. Schedule of Investments
     Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
     Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.

3

     Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
     Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
     The Nominating and Governance Committee selects and nominates candidates for membership on the Board as independent trustees. Currently, there is no procedure for shareholders to recommend candidates to serve on the Board.
Item 11. Controls and Procedures.
(a) Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the “Disclosure Controls”) as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.
(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal period covered by this Report that has materially affected or is reasonably likely to materially affect the registrant’s internal control over financial reporting.
Item 12. Exhibits.

(a)(1)	Code of Ethics of Principal Executive and Senior Financial Officers

(a)(2)	Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are furnished as exhibits to this filing.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished as exhibits to this filing.

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

McMORGAN FUNDS

By:	/s/ Mark R. Taylor MARK R. TAYLOR
PRESIDENT AND
PRINCIAL EXECUTIVE OFFICER

Date:	January 7, 2008
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Mark R. Taylor MARK R. TAYLOR
PRESIDENT AND
PRINCIAL EXECUTIVE OFFICER

Date:	January 7, 2008

By:	/s/ Jack R. Benintende JACK R. BENINTENDE
TREASURER AND
PRINCIPAL FINANCIAL AND ACCOUNTING OFFICER

Date:	January 7, 2008

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EXHIBIT INDEX

(a)(1)	Code of Ethics for Principal Executive and Senior Financial Officers

(a)(2)	Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b)	Certification of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

6